As filed with the Securities and Exchange Commission on May 24, 2024
Securities Act File No. 333-278771

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

________________________________

Cantor Select Portfolios Trust

(Exact Name of Registrant as Specified in Charter)

110 E. 59th Street, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

212.915.1722
(Registrant’s Telephone Number, including Area Code)

Corporation Services Company

251 Little Falls Drive

Wilmington, Delaware 19808

New Castle County
(Name and Address of Agent for Service)

________________________________

Terrence O. Davis & Tanya L. Boyle DLA Piper LLP 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309

________________________________

Title of securities being registered: Shares of a class of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Aquila Opportunity Growth Fund
(a series of Aquila Funds Trust)

INTO
Cantor Fitzgerald Equity Opportunity Fund
(a series of Cantor Select Portfolios Trust)

AND TO APPROVE THE LIQUIDATION AND TERMINATION OF
AQUILA FUNDS TRUST

May 28, 2024

PROXY MATERIALS

Aquila Opportunity Growth Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600
New York, New York 10036

May 28, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila Opportunity Growth Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time on July 12, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of April 15, 2024.

The Special Meeting has been called to consider important proposals affecting the Existing Fund. A definitive agreement has been reached between Aquila Investment Management LLC (“AIM”), the investment adviser of the Existing Fund, and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) to sell assets used in AIM’s investment advisory business relating to the Existing Fund (the “Purchase Agreement”). Under the terms of the Purchase Agreement, subject to Fund shareholder approval, the Existing Fund would be reorganized (“Reorganization”) into a newly formed fund, the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”), a series of Cantor Select Portfolios Trust (“New Trust”) pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Board of Trustees of the Existing has approved the Reorganization Agreement. Following the Reorganization, AIM will not serve as investment adviser of the New Fund. Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. Shareholders of the Existing Fund will receive shares of the New Fund in a transaction that is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. At the Special Meeting, you will be asked to vote on the Reorganization Agreement.

Please note that the Purchase Agreement between Cantor and AIM provides that certain conditions must be satisfied or waived in order for the Reorganization to be consummated, including that shareholders of the Existing Fund approve the Reorganization. Accordingly, the Reorganization may not be consummated if shareholders do not approve the Reorganization.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on July 26, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust. Under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

May 28, 2024

AQUILA FUNDS TRUST
Aquila Opportunity Growth Fund

120 West 45th Street, Suite 3600
New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 12, 2024

To the Shareholders of Aquila Opportunity Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of Aquila Funds Trust (“Existing Trust”) and its series Aquila Opportunity Growth Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time on July 12, 2024 to vote on the following proposal (“Proposal”), and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust on behalf of the Existing Fund and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 15, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Meeting (the “Record Date”).

You are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting, even if you no longer hold shares of the Existing Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Special Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, BetaNXT, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Special Meeting. If you have any questions about the proposals or how to vote, you may call BetaNXT at (888) 734-2670 and a representative will assist you.

By Order of the Board of Trustees of Aquila Funds Trust, Diana P. Herrmann President

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Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxypush.com/AFT.

We urge you to review carefully the Reorganization proposal in the Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call BetaNXT, our proxy solicitor, toll free at (888) 734-2670.

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QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus (“Proxy Statement”), below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on July 12, 2024?

A.	The Board of Trustees of Aquila Funds Trust (“Existing Trust”) has called the Special Meeting at which you will be asked to vote on:

●	Proposal 1:	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust on behalf of Aquila Opportunity Growth Fund (“Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) (the “Reorganization”).

●	Proposal 2:	To approve the liquidation and termination of the Existing Trust.

Proposal 1 – To approve the Reorganization Agreement

Q.	Has the Board approved the Reorganization?

A.	The Board of Trustees of the Existing Trust unanimously approved the Reorganization. The Board of Trustees of Aquila has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund and recommends that you vote in favor of the Reorganization.

Q.	Why is the Reorganization being proposed?

A.	Aquila Investment Management LLC (“AIM”), the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”), subject to shareholder approval of the Reorganization, among other conditions. If the Reorganization is consummated, Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. As further described in the attached Proxy Statement/Prospectus, although each of the Existing Fund and the New Fund seeks capital appreciation and has a similar focus on investing in the securities of mid-cap companies, the New Fund will be under different management than the Existing Fund. The Reorganization would also result in the Existing Fund’s existing shareholders becoming part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor.

Q.	What will happen to my existing shares in the Reorganization?

A.	The Existing Fund offers five classes of shares: Class A, Class C, Class F, Class I, and Class Y. The New Fund offers three classes of shares: Class A, Institutional Class, and Class R6.

Shareholders of the Existing Fund will receive shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

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As of the Record Date, there are no Class F shares of the Existing Fund currently outstanding and, accordingly, Class F shares of the Existing Fund are not being asked to approve the Reorganization Agreement. Class R6 of the New Fund will only be offered after the Reorganization.

As discussed below under “Fees and Expenses”, Existing Fund Class A shares are subject to a maximum initial sales charge of 4.25%, and Class C and Class I shares of the Existing Fund are offered without an initial sales charge. New Fund Class A shares are subject to a maximum initial sales charge of 5.75%.

Class Y shares of the Existing Fund are offered without an initial sales charge as are Institutional Class Shares of the New Fund.

The Class C shares of the Existing Fund have a 1.00% contingent deferred sales charge, and Class A and Class I shares of the Existing Fund do not have a contingent deferred sales charge. Class A shares of the New Fund do not have a contingent deferred sales charge.

Class Y shares of the Existing Fund do not have a contingent deferred sales charge nor do Institutional Class shares of the New Fund.

For the Existing Fund, the minimum initial investment in Class A and Class C shares is $1,000; Class I shares do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. For the New Fund, (i) the minimum initial investment in Class A shares is also $1,000, and subsequent investments can be made for $100; and (ii) the minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25.

Class Y shares of the Existing Fund do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. Institutional Class shares of the New Fund (except those shares purchased through an automatic investment plan), do not have a minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met.

You will not pay any sales charges in connection with the Reorganization. The new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same. For Class C and Class I shareholders, the price of the Class A shares of the New Fund may be different from the price of your current shares of the Existing Fund due to adjustments made to the price of Class C and/or Class I shares to account for any difference in the NAV of the Class C and Class I shares compared to the Class A shares as of the Closing Date,

Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are substantially the same. The Funds primarily invest in a portfolio of mid-capitalization securities.

Q.	Given that the Equity Opportunity Fund’s mid-cap strategy is a new strategy for Cantor and Smith, how will the New Fund be supported in regard to investment management and research?

A.	Smith utilizes a team approach for management, trading, and research on all of the funds and separately managed accounts that the firm currently manages. The team consists of ten members. In addition to Chief Investment Officer John Brim, the team is supported by four portfolio managers and four traders and research analysts. Consistent with all of Smith other fund and managed accounts, the fund will have a named lead manager. The New Fund’s lead manage will be Eivind Olsen, CFA. His biography is provided below in “Fund Management – New Fund – Portfolio Managers”.

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Smith has significant experience in the management, research and trading of midcap companies. As of December 31, 2023, 29.7% of the holdings in a large cap mutual fund managed by Cantor and Smith were constituents of the CRSP MidCap Index, the current benchmark for the Existing Fund. Further, across all Smith managed strategies, in excess of $600 million was invested in holdings in the CRSP MidCap Index.

Over the ten years ended December 31, 2023, a large cap mutual fund managed by Cantor and Smith held on average 41.5% of the Fund in securities within the middle 15% of the free float-adjusted market capitalization in the U.S. equity markets, the definition of midcap stocks as defined by MSCI Inc.

Note: MSCI defines the top 70% of free float-adjusted market capitalization in the U.S. equity markets as large cap, the next 15% as mid cap and the bottom 15% as small cap.

Q.        How will the Reorganization affect shareholder fees and expenses?

●	Management Fee: The management fee payable by the New Fund (0.80% of average daily net assets) is lower than the management fee payable by the Existing Fund (0.89% of average daily net assets).

●	Rule 12b-1 distribution and service fees: The Rule 12b-1 distribution and service fees for Class A shares of the New Fund (0.25% of average daily net assets) that Class A shares, Class C shares and Class I shares of the Existing Fund will receive in the Reorganization are lower as compared to the Rule 12b-1 distribution and service fees for Class A shares of the Existing Fund (0.30% of average daily net assets), Class C shares of the Existing Fund (1.00% of average daily net assets), and Class I shares of the Existing Fund (0.40% of average daily net assets). Institutional shares of the New Fund and Class Y shares of the Existing Fund are not subject to any Rule 12b-1 distribution and/or service fees.

●	Total annual fund operating expenses: The Reorganization is expected to result in lower gross total annual fund operating expenses as compared to the Existing Fund’s current gross total annual fund operating expenses.

In addition, Cantor has entered into an Expense Limitation Agreement with the New Trust, pursuant to which Cantor has agreed to waive or reduce its management fees and to assume other expenses of the New Fund in an amount that limits the Total Annual Operating Expenses of the New Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Cantor) but inclusive of organizational costs and offering costs) to not more than 1.50% and 1.25% of the New Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26 , 2026.

See “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for more information.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization. However, additional purchases of Class A shares of the New Fund after the Reorganization will be subject to an initial sales charge of 5.75% (as a percentage of the offering price). Existing Fund Class A shareholders currently pay an initial sales charge of 4.25%, and Class C and Class I shareholders do not currently pay any initial sales charge.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about the close of business on July 26, 2024 (the “Closing Date”).

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Q.	Will the Reorganization create a taxable event for me?

A.	The Reorganization is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. Thus, the Existing Fund and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Who will pay for the Reorganization of the Existing Fund?

A.	The Existing Fund and the New Fund will not pay any costs related to the Reorganization of the Existing Fund if the Reorganization is consummated. The Reorganization Agreement provides that each of Cantor and AIM shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with the Reorganization; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting shareholder approval for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Existing Fund notifying shareholders of board approval of the Reorganization Agreement; (iii) the external legal costs associated with the proxy statement on N-14 preparation, filing and negotiations with the SEC incurred by counsel to the New Trust; (iv) the fees charged by the Existing Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of AIM’s counsel). If the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Existing Trust, including the Existing Fund. The estimated costs of the Reorganization are $175,000. Cantor and AIM have engaged BetaNXT, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $50,000 of the estimated total costs of the Reorganization.

Proposal 2- To approve the liquidation and termination of the Existing Trust

Q.	Why am I being asked to vote on Proposal 2 to liquidate and terminate the Existing Trust?

A.	Shareholders of the Existing Fund are being asked to approve Proposal 2 to liquidate and terminate the Existing Trust because, under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. The Existing Trust cannot be terminated without shareholder approval.

Q:	How will the liquidation and termination of the Existing Trust work?

A:	The liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in Proposal 2. If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the liquidation of such Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund to the New Fund in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1.

If shareholders of the Existing Trust approve the liquidation and termination of the Existing Trust as provided in Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or the Reorganization is not consummated, then the liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described in Proposal 2. Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage

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in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Following the completion of the liquidation of the Existing Fund, the Existing Trust will be terminated in accordance with the Declaration of Trust of the Existing Trust as provided in Proposal 2.

Q.	Who will pay for the liquidation and termination of the Existing Trust?

A.	Total costs of the liquidation and termination of the Existing Trust are estimated to be $100,000, which will be borne by the series of the Trust, including the Existing Fund, in the event Proposal 1 is not approved by shareholder or the Reorganization is otherwise not consummated.

The Board recommends that you vote “FOR” Proposal 1 and Proposal 2.

Both Proposals

Q.	How will shareholder voting be handled?

A.	Shareholders who own shares of the Existing Fund at the close of business on April 15, 2024 will be entitled to vote at the Special Meeting, and will be entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on April 15, 2024.

Approval of the Reorganization requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on April 15, 2024. The shareholders of the Existing Fund will vote together as a single class and the voting power of the shares of each class of the Existing Fund will be counted together in determining the results of the voting for the Reorganization.

Approval of the liquidation and termination of the Existing Trust requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust, taken as a whole, outstanding and entitled to vote on April 15, 2024. The shareholders of each series of the Existing Trust will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for the liquidation and termination of the Existing Trust. As of the Record Date, there are two series of the Existing Trust: the Existing Fund and Aquila High Income Fund. Aquila High Income Fund will receive a separate proxy statement with respect to Proposal 2 and a proposal for its own reorganization into a different new series of the New Trust .

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the Proposal.

BetaNXT has been retained by the Existing Fund to solicit, collect and tabulate shareholder votes. Please vote by proxy as soon as you receive this Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

Q:	May I redeem my shares of the Existing Fund prior to the Closing Date of the Reorganization?

A:	Yes. You may redeem your shares of the Fund(s) at any time prior to the Closing Date. Please see the Existing Fund’s prospectus, which describes how to redeem shares.

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Q:	May I redeem my shares of the Existing Fund prior to the Liquidation Date (if the liquidation and termination of the Existing Trust is approved by shareholders but the Reorganization is not approved by shareholders or the Reorganization is not consummated)?

A:	Yes. You may redeem your shares of the Existing Fund at any time prior to the Liquidation Date. Please see the Existing Fund’s prospectus, which describes how to redeem shares.

Q:	Will redeeming my shares prior to the Closing Date or the liquidation and termination of the Existing Trust, as applicable, or receiving a liquidating distribution from the Existing Fund in connection with the liquidation and termination of the Existing Trust, create U.S. federal income tax consequences for me?

A:	For a shareholder that holds the Existing Fund’s shares in a taxable account, each of the redemption of Existing Fund shares and/or the receipt of a liquidating distribution from the Existing Fund (outside the context of the Reorganization) is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds or a liquidating distribution will be treated as having received the redemption or liquidation proceeds in exchange for the shareholder’s shares of the Existing Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Existing Fund. Any dividends or capital gain distributions received will be taxable in the normal manner. The federal income tax consequences of the liquidation are described generally in the Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q:	What will happen if shareholders do not approve the Reorganization, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved by shareholders?

A:	If the shareholders of the Existing Fund do not approve the Reorganization as described in Proposal 1, if the reorganization of the Aquila High Income Fund is not approved by the shareholders of the Aquila High Income Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Reorganization is one of two reorganizations of the series of the Existing Trust (the Existing Fund and the Aquila High Income Fund) into different series of the New Trust , and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated. If the Reorganization does not take place, and the liquidation and termination of the Existing Trust is not approved, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, the Reorganization Agreement, the liquidation and termination of the Existing Trust, the Plan of Liquidation, the Proxy Statement, or the proxy card, please do not hesitate to call (888) 734-2670.

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PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
YOUR VOTE IS VERY IMPORTANT!

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COMBINED PROXY STATEMENT/PROSPECTUS

May 28, 2024

FOR THE REORGANIZATION OF
Aquila Opportunity Growth Fund
a series of Aquila Funds Trust

Class A	ATGAX
Class C	ATGCX
Class I	ATRIX
Class Y	ATGYX

120 West 45th Street, Suite 3600
New York, New York 10036
800-437-1000

____________________

IN EXCHANGE FOR SHARES OF

Cantor Fitzgerald Equity Opportunity Fund
a series of Cantor Select Portfolios Trust

Class A	ATGAX
Institutional Class	ATGYX

110 E. 59th Street
New York, NY 10022

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of Aquila Opportunity Growth Fund (the “Existing Fund”), a series of Aquila Funds Trust (the “Existing Trust”), in connection with the Special Meeting of Shareholders (“Special Meeting”) of the Existing Trust and the Existing Fund to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 on July 12, 2024, at 2:00 p.m. Eastern time. At the Special Meeting, shareholders will be asked to consider the following proposals:

Proposals

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust, on behalf of the Existing Fund and Cantor Select Portfolios Trust (“New Trust”), on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

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Proposal 1: To approve the Reorganization Agreement between the Existing Trust, on behalf of the Existing Fund and the New Trust, on behalf of the New Fund

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets, the New Fund will simultaneously assume all the liabilities of Existing Fund and issue New Fund shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about the close of business on July 26, 2024 (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund on the Closing Date of the Reorganization will receive a number of shares of a class of the New Fund with the same aggregate value as the shareholder had in the shares of the Existing Fund immediately before the Reorganization. On the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

A copy of the Reorganization Agreement is attached as Exhibit A. Each of the Existing Trust and the New Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Existing Trust is a Massachusetts business trust. The New Trust is a Delaware statutory trust. Aquila Investment Management LLC (“AIM”) serves as the investment adviser for the Existing Fund. Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) will serve as the investment adviser to the New Fund and Smith Group Asset Management, LLC (“Smith”) will be the sub-adviser. Certain of the Funds’ other service providers are listed below.

	Existing Fund	New Fund
Administrator	AIM	Ultimus Fund Solutions, LLC
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	Ultimus Fund Solutions, LLC
Fund Accountant	BNY Mellon Investment Servicing (US) Inc.	Ultimus Fund Solutions, LLC
Distributor	Aquila Distributors LLC	Ultimus Fund Distributors, LLC

The Existing Fund and New Fund each have the identical investment objective to seek capital appreciation.

Proposal 2: To approve the liquidation and termination of the Existing Trust

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust because, under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

The liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in Proposal 2. If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the liquidation of the Existing Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund, a series of the Existing Trust, to the New Fund, a series of the New Trust, in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however,

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shareholders must approve the liquidation and termination of the Existing Trust separate from the reorganization of the Existing Fund as described in Proposal 1.

If shareholders of the Existing Trust approve the liquidation and termination of the Existing Trust as provided in Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or the Reorganization is not consummated, then the liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described in Proposal 2. Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Following the completion of the liquidation of each series of the Existing Trust, the Existing Trust will be terminated in accordance with the Existing Trust’s Declaration of Trust as provided in Proposal 2.

This Proxy Statement contains information you should know before voting on the Proposals. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 800-437-1000. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended December 31, 2023, please contact the Existing Fund at 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or write to the Aquila Opportunity Growth Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

This Proxy Statement sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement.) For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated May 1, 2024, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund dated May 1, 2024, has been filed with the SEC, and is incorporated by reference into this Proxy Statement.

The Existing Fund’s Prospectus dated May 1, 2024, Annual Report to Shareholders for the fiscal year ended December 31, 2023, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents as well as the Existing Fund’s Statement of Additional Information are available upon request and without charge by calling 800-437-1000 or visiting the Existing Fund’s website www.aquilafunds.com or writing to the Aquila Opportunity Growth Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

This Proxy Statement will be mailed on or about May 28, 2024, to shareholders of record of the Existing Fund as of April 15, 2024 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

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Table of Contents

PROPOSAL 1: TO APPROVE THE REORGANIZATION AGREEMENT	1

SYNOPSIS	1

The Reorganization	1
A General Description of The Funds	2
Investment Objectives and Investment Strategies	2
The Fund’s Performance	4
Investment Limitations	5
The Funds’ Purchase, Exchange and Redemption Procedures	5
Purchase Procedures	7
Redemption Procedures	9

PRINCIPAL RISKS OF INVESTING IN THE FUNDS	13

FEES AND EXPENSES	19

FUND MANAGEMENT	21

INFORMATION RELATING TO THE REORGANIZATION	23

Description of the Reorganization	23
Federal Income Taxes	24
Capitalization	27

REASONS FOR THE REORGANIZATION	27

SHAREHOLDER RIGHTS	30

General Shareholder Rights	30
Taxes	34

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	35

Shareholder Approval of Proposal 1	35

PROPOSAL 2: TO APPROVE THE LIQUIDATION AND TERMINATION OF THE EXISTING TRUST	36

Liquidation and Termination of the Existing Trust	36
Reasons for the Liquidation and Termination of the Existing Trust	37
Summary of the Plan of Liquidation	38
Material Federal Income Tax Consequences of the Liquidation of the Existing Fund	39
Shareholder Approval of Proposal 2	40
Costs of Reorganization of the existing fund and the liquidation and termination of the existing Trust	40

VOTING MATTERS	41

General Information	41
Quorum and Required Vote	41

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	44

Record Date and Outstanding Shares	44
Security Ownership of Certain Beneficial Owners and Management	44

OTHER BUSINESS	46

SHAREHOLDER INQUIRIES	46

EXHIBIT A	A-1

EXHIBIT B	B-1

EXHIBIT C	C-1

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PROPOSAL 1: TO APPROVE THE REORGANIZATION AGREEMENT

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund. The prospectus for the New Fund is not yet effective. The Existing Fund and the New Fund are each referred to herein as a “Fund” and, together, the “Funds”.

The Reorganization

Background. Shareholders of the Existing Fund are being asked to approve the Reorganization Agreement that provides for the Reorganization of the Existing Fund into the New Fund, a newly-created series of the New Trust, which has the same investment objective and similar investment strategies as the Existing Fund.

Pursuant to the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange solely for (a) the New Fund’s assumption of all the liabilities of Existing Fund and (b) shares of the New Fund. The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation of the Existing Fund. Shares of the Existing Fund will be exchanged for shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. There will be no repositioning of the Existing Fund’s portfolio in connection with the Reorganization.

The Board of Trustees of the Existing Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Existing Trust recommends that you vote FOR approval of the Reorganization. A discussion of the factors that the Board of Trustees of the Existing Trust considered before approving the Reorganization is included in the section “Reasons for the Reorganization.”

Tax Consequences. As a condition of the Reorganization, the Existing Fund and New Fund must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither shareholders of the Existing Fund nor the Existing Fund will recognize a gain or loss as a direct result of the Reorganization of the Existing Fund, and that the holding period and aggregate tax basis of shares of the New Fund received by shareholders of the Existing Fund will generally be the same as the holding period and aggregate tax basis of shares of the Existing Fund surrendered in the Reorganization. Prior to the consummation of the Reorganization, a shareholder may redeem its Existing Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

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Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Existing Fund, the Existing Fund’s adviser does not intend to sell any securities prior to the Reorganization.

Special Considerations and Risk Factors. The investment objective, principal investment strategies, and investment policies of the Existing Fund and the New Fund are similar. For a comparison of each Fund’s investment objectives and principal investment strategies, see “Investment Objective and Investment Strategies” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks of Investing in the Funds” below.

A General Description of The Funds

The New Trust is an open-end management investment company organized as a Delaware statutory trust on December 16, 2021. The New Fund is a series of the New Trust. The Existing Trust is an open-end management investment company organized as a Massachusetts business trust in 1982. The Existing Fund is a series of the Existing Trust. The Existing Fund offers five classes of shares, designated Class A, Class C, Class F, Class I, and Class Y. As of the Record Date, there were no Class F shares of the Existing Fund outstanding. The New Fund offers Class A, Institutional Class, and newly created Class R6 shares. If the Reorganization is approved, Class A shareholders of the Existing Fund will receive Class A shares of the New Fund, Class C shareholders of the Existing Fund will receive Class A shares of the New Fund, Class I shareholders of the Existing Fund will receive Class A shares of the New Fund, Class Y shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. Class F shares of the Existing Fund will be closed and no longer offered. Class R6 shares will only be offered after the Reorganization.

Investment Objectives and Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information regarding each Fund may be found in the applicable Fund’s prospectus.

	Existing Fund	New Fund	Comparison
Investment Objective	The Existing Fund seeks capital appreciation. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board.	The New Fund seeks capital appreciation. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board.	The investment objective of the Existing Fund and the New Fund is identical.
Principal Investment Strategies	The Existing Fund invests primarily in equity securities of U.S. issuers. The Existing Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Existing Fund’s 70% policy.	The New Fund invests primarily in equity securities of U.S. issuers. The New Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the New Fund’s 80% policy.

The principal investment strategies of the Existing Fund and the New Fund are similar. There are differences in the description of the principal investment strategies of the Existing Fund and the New Fund. The stated investment strategy of the Existing Fund provides that the Existing Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation, whereas the stated investment strategy of

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Existing Fund	New Fund	Comparison

The Existing Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The Existing Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The Existing Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Mid-cap companies have typically represented a large portion of the companies identified by the research process. Although the Existing Fund may invest in securities of companies of any market capitalization, the Existing Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

The Existing Fund may invest up to 15% of its net assets in foreign securities.

The Existing Fund may also hold cash or other short-term investments.

The New Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The New Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The New Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Mid-cap companies have typically represented a large portion of the companies identified by the research process. Although the New Fund may invest in securities of companies of any market capitalization, the New Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

The New Fund may invest up to 15% of its net assets in foreign securities.

The New Fund may also hold cash or other short-term investments.

the New Fund provides that the New Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. This adjustment to the description of the investment strategy was solely due to requirements under the 1940 Act resulting from the change in the Fund’s name to add the word “equity” to the New Fund’s name. Notwithstanding such difference in description , it is expected that the Existing Fund and the New Fund will be invested in the same manner, with a focus on investing in the securities of mid-cap companies.

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For a discussion of the risks of investing in each Fund, please see PRINCIPAL RISKS OF INVESTING IN THE FUNDS in this Proxy Statement.

The Fund’s Performance.

The New Fund is a newly-formed “shell” fund that has not yet commenced operations, and, therefore, has no performance history predating the Reorganization. The New Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Existing Fund and continue the business of the Existing Fund. Therefore, after the Reorganization, the Existing Fund will remain the accounting survivor and performance survivor. This means that the New Fund will continue to show the historical investment performance and returns of the Existing Fund (even after liquidation). The New Fund will be the legal survivor of the Reorganization.

The following bar chart and table show you how the Existing Fund has performed in the past, and can help you understand the risks of investing in the Existing Fund. The bar chart shows how the Existing Fund’s Class Y share performance has varied for each full calendar year shown. The table below the bar chart compares the Existing Fund’s returns (after applicable sales charges shown in Fees and Expenses below) for the periods shown with a broad measure of market performance.

From October 14, 2010 until September 30, 2021, Three Peaks Capital Management, LLC served as the sub-adviser of the Existing Fund and its predecessor fund, and each of the Existing Fund and its predecessor fund was known as “Aquila Three Peaks Opportunity Growth Fund.” Effective October 1, 2021, AIM became directly responsible for portfolio management decisions for the Existing Fund.

Best Quarter	Worst Quarter
16.53%	-25.22%
Q4 2020	Q1 2020

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The Existing Fund’s past performance (before and after taxes) is no guarantee of how the New Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	7.59%	10.02%	7.82%
Class C	10.53%	10.20%	7.53%
Class I	12.44%	11.05%	8.40%
Class Y	12.67%	11.32%	8.62%
Class Y Returns After Taxes:
On Distributions	12.67%	8.76%	6.87%
On Distributions and Redemption	7.50%	8.66%	6.71%
S&P 500 Index	26.29%	15.69%	12.03%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)
CRSP U.S. Mid Cap Index	15.98%	12.73%	9.44%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

Investment Limitations

The Funds’ fundamental investment limitations are identical.

The Funds’ Purchase, Exchange and Redemption Procedures

Each Fund’s purchase and redemption procedures and policies regarding frequent trading as well as other features related to investing in the Funds are materially similar and summarized below. The polices of each Fund with respect to valuation and dividends are also materially similar. A more complete description of the Existing Fund’s policies and procedures can be found in the Existing Fund’s Prospectus. The prospectus for the New Fund is not yet effective.

Share Classes

The Existing Fund offers five classes of shares: Class A, Class C, Class F, Class I, and Class Y. The New Fund offers three classes of shares: Class A, Institutional Class, and Class R6.

Shareholders of the Existing Fund will receive shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

As of the Record Date, there were no Class F shares of the Existing Fund currently outstanding and, accordingly, Class F shares of the Existing Fund are not being asked to approve Proposal 1.

Class R6 of the New Fund will only be offered after the Reorganization.

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As discussed below under “Fees and Expenses”, Existing Fund Class A shares are subject to a maximum initial sales charge of 4.25% and New Fund Class A shares are subject to a maximum initial sales charge of 5.75%. The other share classes of the Existing Fund and the Institutional Class shares of the New Fund are offered without an initial sales charge. You will not pay any sales charges in connection with the Reorganization.

The Class C shares of the Existing Fund have a 1.00% contingent deferred sales charge, and none of the New Fund’s share classes have a contingent deferred sales charge. You will not pay any sales charges in connection with the Reorganization.

For the Existing Fund, the minimum initial investment in Class A and Class C shares is $1,000; Class I, and Class Y shares do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. For the New Fund, (i) the minimum initial investment in Class A shares is also $1,000, and subsequent investments can be made for $100; (ii) the minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25; and (iii) for Institutional Class (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met.

Pricing Fund Shares

Each Fund’s share price (also called “net asset value” or “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00pm Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by each Fund or its authorized agents.

Existing Fund:

The net asset value of the shares of the Existing Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Fixed-income securities and certain derivative instruments generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations. Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. AIM has been designated as the Existing Fund’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Existing Trust Board.

AIM also monitors information it routinely receives for significant events it believes will affect prices of portfolio instruments held by the Existing Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If AIM is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that AIM believes has affected or is likely to affect the price of the instrument, AIM, as the Existing Fund’s Valuation Designee, will use its best judgment to determine a fair value for that portfolio instrument.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

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Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement. Non-U.S. markets are open for trading on weekends and other days when the Existing Fund does not price its shares. Therefore, to the extent, if any, that the Existing Fund invests in securities traded in non-U.S. markets, the value of the Existing Fund’s shares may change on days when you will not be able to purchase or redeem Existing Fund shares.

New Fund:

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the New Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The New Fund’s NAV per share of the New Fund is calculated by dividing the value of the New Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that the New Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price shares, the NAV of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of the New Fund is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00pm Eastern time. The New Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the New Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the New Fund’s SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with the New Fund’s policies and procedures established by the Board of Trustees of the New Trust (“New Trust Board”). In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. The New Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of the New Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of the New Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Comparison: The pricing policies for the Existing Fund and the New Fund have no material differences. Based on the portfolio holdings as of the date of this Proxy Statement/Prospectus, it is not anticipated that the valuation of the Existing Fund’s portfolio securities under the Existing Fund’s valuation procedures will be materially different than the valuation of the portfolio securities under the Acquiring Fund’s valuation procedures.

Purchase Procedures.

Each Fund prices direct purchases with the transfer agent based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after the shareholder’s order is received. Direct purchase orders received by the Existing Fund and the New Fund by the close of the regular session of trading on the NYSE, generally 4:00pm, Eastern time, are effected at that day’s public offering price or NAV.

Both the Existing Fund and the New Fund have authorized broker-dealers and other financial institutions (including their designated intermediaries) who have entered into selling agreements with the Fund’s distributor to accept on

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their behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee receives the purchase order, and the purchase order is processed at the NAV next calculated thereafter.

Automatic Investment Plan.

Existing Fund: You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Existing Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Existing Fund requires that you complete the New Account Application. Once your New Account Application is received by the Existing Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Existing Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Existing Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

New Fund: The New Fund permits you to make automatic monthly investments in the New Fund from your bank, savings and loan or other depository institution, and the New Fund allows minimum investments of $250 and subsequent investments of $25 under its automatic investment plan.

Comparison: The Existing Fund only permits automatic investments from an employer’s payroll and only for certain share classes, but the Existing Fund does not set a minimum on such investments. The New Fund permits automatic investments from any account but imposes minimums on such investments.

Exchange Privilege.

Existing Fund: Generally, you can exchange shares of any class of the Existing Fund into shares of the same class of another fund in the Aquila Group of Funds without the payment of a sales charge or any other fee.

If applicable, shares you acquire as part of an exchange will continue to be subject to any CDSC that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your CDSC.

Because excessive trading in Existing Fund shares can be harmful to the Existing Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Existing Fund or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Existing Fund or any other funds in the Aquila Group of Funds.

Before you request an exchange, consider the investment objectives and policies of the Existing Fund for which you are exchanging shares, as described in that fund’s prospectus. You generally will have to pay income taxes on an exchange.

Certain shareholders may be eligible to exchange their shares for shares of another class of the same fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about same fund exchanges.

New Fund: You may use proceeds from the redemption of shares of any series of the New Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of

8

shares of the Cantor Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Comparison: The policies regarding the exchange privileges of the Existing Fund and the New Fund are similar in that shareholders may exchange their shares of their Fund for shares of another Fund in the fund family. The New Fund does not have a policy regarding exchanges of share classes within a Fund.

Redemption Procedures.

For each of the Existing Fund and New Fund, a shareholder may sell some or all of the shareholder’s shares on any day that the Fund calculates its NAV. If the shareholder’s request is received by each Fund’s distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day’s NAV for the shares you sell, minus any applicable sales charge. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan, and indirectly through a financial intermediary. The Existing Fund also permits redemptions online.

The Existing Fund and the New Fund generally intend to redeem shares in cash but each reserve the right to pay for redemptions with portfolio securities under certain conditions. However, the Existing Fund and the New Fund have each made an irrevocable election under Rule 18f-1 of the 1940 Act, wherein each Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period.

Systematic Withdrawal Plan

Existing Fund:

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Existing Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

New Fund:

A shareholder who owns New Fund shares of a particular class valued at $5,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, the New Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the New Fund or paid in cash. Call or write the New Fund for an application form.

Comparison: The systematic withdrawal plans of the Existing Fund and the New Fund are substantially similar. However, the Existing Fund’s systematic withdrawal plan is limited to certain share classes, and the New Fund’s systematic withdrawal plan is available to all share classes. The minimum amount a shareholder can withdraw is higher for the Existing Fund than for the New Fund.

Low Balances

Existing Fund: The Existing Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

9

New Fund: For Class A shares, the New Fund reserves the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class and Class R6 shares of the New Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Comparison: The Existing Fund’s minimum account size is the same for all share classes. The minimum required balance varies by share class for the New Fund. The minimum for Class A shares of the New Fund is higher than that of the Existing Fund, but the minimum for the other share classes in the New Fund are the same as for the Existing Fund. The notice period before closing an account is longer for the Existing Fund than for the New Fund.

Distribution Arrangements and Shareholder Servicing

Pursuant to Rule 12b-1 under the 1940 Act, both the Existing Fund and the New Fund have adopted plans (each a “Plan”) of distribution pursuant to which each Fund may directly incur or reimburse the distributor for certain expenses and fees related to the distribution and sale of its shares and for services provided to shareholders. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments are commonly referred to as “12b-1 fees.”

Existing Fund: Pursuant to the Plan, the Existing Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

●	0.30% of the average annual net assets represented by Class A shares of Existing Fund;

●	0.75% of the average annual net assets represented by Class C Shares of the Existing Fund; and

●	0.25% of the average annual net assets represented by Class I Shares of the Existing Fund (a distribution fee of up to 0.15% of the average annual net assets represented by Class I Shares of the Existing Fund is currently authorized by the Trustees of the Existing Fund).

The Existing Fund also has a Shareholder Services Plan that authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Shareholder Services Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Existing Fund’s assets represented by the shares of the applicable class. Service fees with respect to Class C Shares will be paid to the Distributor.

New Fund: The Plan for the New Fund provides that the New Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. The other share classes of the New Fund do not charge a 12b-1 fee.

Comparison: The 12b-1 fees of the New Fund are lower than those of the Existing Fund for each share class.

10

Frequent Trading Policy

Existing Fund:

The Existing Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Existing Fund prices its portfolio and determines the net asset value per share. As a result, the Existing Fund believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Existing Fund recognizes that the possible presence of foreign securities in the Existing Fund’s portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Existing Fund shareholders, which may, if carried out on a large scale, impose burdens on the Existing Fund’s portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Existing Fund and its other shareholders. The Existing Fund therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Existing Fund. As stated above, the Existing Fund and the Distributor may reject any order for the purchase of shares. For example, the Existing Trust Board has determined that the Existing Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Existing Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Existing Fund shares. The Existing Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and, therefore, may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Existing Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Existing Fund’s policy on frequent trading extends to purchases through exchanges.

New Fund:

Frequent purchases and redemptions (“Frequent Trading”) of shares of the New Fund may present a number of risks to other shareholders of the New Fund. These risks may include, among other things, dilution in the value of shares of the New Fund held by long-term shareholders, interference with the efficient management by Cantor of the New Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the New Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the New Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the New Fund.

The New Trust Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the New Fund. The New Fund does not accommodate Frequent Trading. Under the adopted policy, the New Fund’s transfer agent provides a daily record of shareholder trades to Cantor. The New Fund’s transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. Cantor has the discretion to limit investments from an investor that Cantor believes has a pattern of Frequent Trading that Cantor considers not to be in the best interests of the other shareholders in the Fund by the New Fund’s refusal of further purchase orders from such investor. The New Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of the New Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

Cantor may waive this policy when it determines that shareholder action is not detrimental to the New Fund or reflects a genuine financial need of the shareholder. Otherwise, Cantor intends to apply this policy uniformly, except that the New Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate

11

their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the New Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Fund shares without the identity of the underlying shareholder being immediately known to the New Fund. Accordingly, the ability of the New Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the New Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if Cantor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the New Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of Cantor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, Cantor may choose to allow further purchase orders from such investor account.

Comparison:

Both Fund discourage market timing and seek to identify and prevent it using similar policies.

Dividend Policies

Existing Fund:

The Existing Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Existing Fund invests primarily in equity securities, distributions from the Existing Fund, if any, may consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Existing Fund has held the securities it sells. If the Existing Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Existing Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Existing Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.

New Fund:

The New Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the New Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the New Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Comparison: The dividend policies for the Existing and New Fund are substantially the same.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The Existing Fund and the New Fund are subject to identical investment risks.

	Existing Fund	New Fund
Principal Risks of Investing in the Fund

Market Risk. The market prices of securities or other assets held by the Existing Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity

Market Risk. The market prices of securities or other assets held by the New Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity

13

Existing Fund	New Fund

of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Existing Fund’s investments, impair the Existing Fund’s ability to satisfy redemption requests, and negatively impact the Existing Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Existing Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the New Fund’s investments, impair the New Fund’s ability to satisfy redemption requests, and negatively impact the New Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the New Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or

14

Existing Fund	New Fund

contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Existing Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Existing Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Existing Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Existing Fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected.

contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the New Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the New Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the New Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the New Fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political

15

Existing Fund	New Fund

Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Existing Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Existing Fund’s investments may be negatively affected. The Existing Fund may experience a substantial or complete loss on any security or investment.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the New Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the New Fund’s investments may be negatively affected. The New Fund may experience a substantial or complete loss on any security or investment.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging

16

Existing Fund	New Fund

market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Existing Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Small and Mid-Sized Companies. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories and capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices AIM thinks appropriate, and offer greater potential for gain and loss. The Existing Fund invests in companies that are highly market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the New Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Small and Mid-Sized Companies. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories and capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices Smith thinks appropriate, and offer greater potential for gain and loss. The New Fund invests in

17

Existing Fund	New Fund

leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

Portfolio Turnover Risk. If the Existing Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if AIM’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by AIM.

Redemption Risk. The Existing Fund may experience heavy redemptions that could cause the Existing Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of AIM, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Existing Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Existing Fund or their investment in the Existing Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Existing Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Existing Fund and its shareholders could be negatively impacted as a result.

companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

Portfolio Turnover Risk. If the New Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if Smith’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by Smith.

Redemption Risk. The New Fund may experience heavy redemptions that could cause the New Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of Cantor or Smith, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the New Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the New Fund or their investment in the New Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the New Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The New Fund and its shareholders could be negatively impacted as a result.

18

FEES AND EXPENSES

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that a shareholder would pay if the shareholder were to buy, hold or sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Existing Fund for the fiscal year ended December 31, 2023 and the pro forma expenses of the New Fund after giving effect to the Reorganization, based on pro forma net assets as of December 31, 2023. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. A shareholder will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of shares of the New Fund from the Reorganization.

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Aquila Opportunity Growth Fund – Class A Shares	4.25%	None[2]	None	None
Cantor Equity Opportunity Fund – Class A Shares	5.75%	None	None	None
Aquila Opportunity Growth Fund – Class C Shares	None	1.00%	None	None
Cantor Equity Opportunity Fund – Class A Shares	5.75%	None	None	None
Aquila Opportunity Growth Fund – Class I Shares	None	None	None	None
Cantor Equity Opportunity Fund – Class A Shares	5.75%	None	None	None
Aquila Opportunity Growth Fund – Class Y Shares	None	None	None	None
Cantor Equity Opportunity Fund – Institutional Class Shares	None	None	None	None

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Comparison of Annual Operating Expenses
(as a percentage of average net assets)

	Aquila Opportunity Growth Fund – Class A Shares	Aquila Opportunity Growth Fund – Class C Shares	Aquila Opportunity Growth Fund – Class I Shares	Aquila Opportunity Growth Fund – Class Y Shares	Pro Forma Cantor Equity Opportunity Fund – Class A Shares	Pro Forma Cantor Equity Opportunity Fund – Institutional Class Shares
Management Fees	0.89%	0.89%	0.89%	0.89%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.40%	None	0.25%	None
Other Expenses	0.56%	0.55%	0.42%	0.56%	0.45% [1]	0.45% [1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Fund Operating Expenses	1.76%	2.45%	1.72%	1.46%	1.51%	1.26%

[1]	Other expenses are restated to reflect current contractual fees of the Cantor Equity Opportunity Fund .

[2]	Shareholders of the Aquila Opportunity Growth Fund who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within 18 months of purchase.

Examples

This Example is intended to help you compare the cost of investing in the Aquila Opportunity Growth Fund with the cost of investing in the Cantor Equity Opportunity Fund . The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Aquila Opportunity Growth Fund – Class A Shares	$596	$956	$1,339	$2,410
Cantor Equity Opportunity Fund – Class A Shares	$720	$1,025	$1,351	$2,273
Aquila Opportunity Growth Fund – Class C Shares	$348	$764	$1,306	$2,460
Cantor Equity Opportunity Fund – Class A Shares	$720	$1,025	$1,351	$2,273
Aquila Opportunity Growth Fund – Class I Shares	$175	$542	$933	$2,030
Cantor Equity Opportunity Fund – Class A Shares	$720	$1,025	$1,351	$2,273
Aquila Opportunity Growth Fund – Class Y Shares	$149	$462	$797	$1,746
Cantor Equity Opportunity Fund – Institutional Class Shares	$128	$400	$692	$1,523

You would pay the following expenses if you did not redeem your Class C Shares:

	1 Year	3 Years	5 Years	10 Years
Aquila Opportunity Growth Fund – Class C Shares	$248	$764	$1,306	$2,460

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The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FUND MANAGEMENT

Existing Fund

Advisor

AIM, 120 West 45th Street, Suite 3600, New York, NY 10036, AIM, is the Existing Fund’s investment advisor under an Advisory and Administration Agreement. With respect to the Existing Fund, AIM is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

AIM is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of the Existing Fund in the Aquila Group of Funds. As of December 31, 2023, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, Aquila High Income Fund and Aquila Opportunity Growth Fund, with aggregate assets of approximately $2.087 billion, of which approximately $1.875 billion consisted of assets of the tax-free municipal bond funds, $94 million in Aquila High Income Fund and $118 million in Aquila Opportunity Growth Fund. AMC’s address is the same as that of AIM. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

During the fiscal year ended December 31, 2023, the Fund accrued management fees at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% of such assets above $100 million up to $250 million and 0.80 of 1% on assets above $250 million. The Fund paid management fees at the annual rate of 0.89 of 1% of its average annual net assets for the fiscal year ended December 31, 2023.

AIM does not have an expense limitation agreement in place for the Existing Fund.

Portfolio Managers

Mr. Pedro Marcal is the Lead Portfolio Manager of the Existing Fund since October 2021. Mr. John McPeake is the Co-Portfolio Manager of the Existing Fund since October 2021.Mr. Marcal is Director of Equities and High Yield and a Portfolio Manager at AIM since September 2021. Mr. Marcal was Founder and Owner of Maccabee, LLC from September 2012 to September 2021. Mr. Marcal was a Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. from 2018 to 2019, where he managed Foresters’ global equities mutual fund and co-managed its U.S. equity analyst and trading teams. Previously, Mr. Marcal was a mutual fund global and international portfolio manager at Fred Alger Management, Inc. from 2013 to 2018, where he managed international equity funds, and a portfolio manager at Allianz Global Investors from 1994 to 2012, where he managed global and international mutual funds. Mr. Marcal has a Bachelor of Arts in economics from University of California, San Diego and an MBA from University of California at Los Angeles Anderson School of Business.

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Mr. McPeake is a Portfolio Manager at AIM since September 2021. Mr. McPeake was a senior analyst at Rosenblatt Securities from March 2021 to September 2021, a technology, media and telecom analyst at 7Park Data from January 2020 to March 2021, a global technology analyst at Foresters Investment Management Co. from July 2018 to October 2019, a global technology portfolio manager at Devi Asset Management from April 2015 to July 2018, and a global senior technology analyst at Fred Alger Management from December 2007 to January 2015. Mr. McPeake has a BA in Geology from Hamilton College and an MBA in Finance from New York University, Stern School of Business.

New Fund

Advisor

The New Fund’s investment advisor is Cantor, located at 110 East 59th Street, NY, NY 10022. Cantor was established and became registered in 2010 as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Cantor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the New Trust, Cantor manages the investment portfolio and business affairs of the New Fund.

As full compensation for the investment advisory services provided to the New Fund, Cantor receives monthly compensation based on the New Fund’s average daily net assets at the annual rate of 0.80%.

In the interest of limiting expenses of the New Fund, Cantor has entered into an Expense Limitation Agreement with the Trust, pursuant to which Cantor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the New Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Cantor) but inclusive of organizational costs and offering costs) to not more than 1.50% and 1.25% of the New Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26 , 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor

The New Fund’s sub-advisor is Smith located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Smith is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to a sub-advisory agreement with Cantor, Smith provides the New Fund with a program of continuous supervision of the New Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. Smith is also responsible for the selection of broker-dealers through which the New Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

As full compensation for the investment advisory services provided to the New Fund, Smith is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%.

Portfolio Managers

The individuals listed below are jointly and primarily responsible for day to day management of the New Fund’s portfolio. The New Fund’s lead portfolio manager is Eivind Olsen, who has served in that capacity since July 2024. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager since July 2024.

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Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith in May 2008 and is a member of the portfolio management team. Prior to joining Smith, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor’s degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously assume all the liabilities of the Existing Fund and issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of the New Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws of the New Trust, the New Trust may issue an indefinite number of shares of beneficial interest for each class of shares of the New Fund. By class, each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees with respect to each class. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV without a sales charge, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of the New Trust or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to that class of shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund’s assets, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the New Fund shares due to the shareholders of the Existing Fund. Class A shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class C shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class I shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class Y shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. Class F of the Existing Fund will be closed, and Class R6 shareholders of the New Fund will not be offered until after the Reorganization. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on July 26, 2024 (the “Closing Date”). No shares of the New Fund to be issued will have preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Existing Fund shareholders. The Existing Fund will then be liquidated and terminated.

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The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of the Existing Fund; (ii) an undertaking from the New Trust Board of Trustees that for a period of no less than 3 years following the closing of the Reorganization it will be composed of at least 75% of persons who are not interested persons of Cantor, Smith or AIM; and (iii) an undertaking from the New Trust Board of Trustees that it will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. In addition, the Reorganization Agreement contains a condition that requires that the Existing Trust and the New Trust shall have received a tax opinion, subject to the limitations as described below, that the consummation of the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code and will not result in the recognition of gain or loss for federal income tax purposes for the Existing Fund, the New Fund or their shareholders. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Closing Date of the Reorganization, the Board of Trustees of the Existing Trust determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of the Existing Fund’s shareholders. The parties may agree to amend the Reorganization to the extent permitted by law.

In addition, the Reorganization is one of two reorganizations of the series of the Existing Trust (the Existing Fund and the Aquila High Income Fund) into different series of the New Trust , and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated.

If the shareholders of the Existing Fund do not approve the Reorganization as described in Proposal 1, if the reorganization of the Aquila High Income Fund is not approved by the shareholders of the Aquila High Income Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

Agreement between Cantor and AIM

In connection with the Reorganization, Cantor and AIM have entered into an agreement pursuant to which Cantor has agreed to purchase from AIM certain assets that relate to AIM’s business of management and operation of mutual funds, including the Existing Fund, contingent upon the closing of the Reorganization, among other contingencies. Under this agreement, AIM has agreed to use its reasonable best efforts to obtain the approval of the Reorganization by the Board of Trustees of the Existing Trust and the Existing Fund’s shareholders, subject to any fiduciary duty to which AIM may be subject. In addition, as noted above, each of Cantor and the New Trust have covenanted to comply with Section 15(f) with respect to the Reorganization.

Federal Income Taxes

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial

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decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Greenberg Traurig will deliver an opinion (“Tax Opinion”) to the Existing Trust and the New Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Existing Fund and New Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Reorganization Agreement, for U.S. federal income tax purposes:

●	The acquisition by the New Fund of all of the Assets of the Existing Fund, as provided for in the Reorganization Agreement, in exchange for New Fund shares and the assumption by the New Fund of the liabilities of the Existing Fund, followed by the distribution by the Existing Fund to its shareholders of the New Fund shares in complete liquidation of the Existing Fund will qualify as a “reorganization” (within the meaning of Section 368(a)(1)(F) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

●	No gain or loss will be recognized by the Existing Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the New Fund in exchange solely for New Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

●	No gain or loss will be recognized by the New Fund upon the receipt by it of all of the assets of the Existing Fund in exchange solely for the assumption of the liabilities of the Existing Fund and issuance of the New Fund shares pursuant to Section 1032(a) of the Code.

●	No gain or loss will be recognized by the Existing Fund upon the distribution of the New Fund shares by the Existing Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.

●	The tax basis of the assets of the Existing Fund received by the New Fund will be the same as the tax basis of such assets in the hands of the Existing Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

●	The holding periods of the assets of the Existing Fund in the hands of the New Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

●	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the New Fund shares pursuant to Section 354(a) of the Code.

●	The aggregate tax basis of the New Fund shares to be received by each shareholder of the Existing Fund will be the same as the aggregate tax basis of Existing Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

●	The holding period of New Fund shares received by a shareholder of the Existing Fund will include the holding period of the Existing Fund shares exchanged therefor, provided that the shareholder held Existing Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code; and

●	The New Fund will succeed to and take into account the Existing Fund’s tax attributes enumerated in Section 381(c) of the Code.

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Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a “reorganization” under the Code, the Existing Fund would recognize gain or loss on the transfer of its assets to the New Fund, and each shareholder of the Existing Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Existing Fund shares and the fair market value of the shares of the New Fund it received.

The tax year of the Existing Fund is expected to continue with the New Fund, and the capital gains, if any, resulting from Fund turnover prior to the Reorganization will be carried over to the New Fund. If the Reorganization were to end the tax year of the Existing Fund (which is not the intended or expected plan as of the date of this Proxy Statement), it would accelerate distributions to shareholders from the Existing Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from Fund turnover prior to the Reorganization. If determined necessary by the Funds, the Existing Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the New Fund will succeed to the tax attributes of the Existing Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Existing Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Existing Fund, if any, will potentially be available to offset future gains recognized by the New Fund. Capital losses of the Existing Fund or the New Fund may generally be carried forward indefinitely to offset future capital gains, subject to certain limitations.

Capital losses of the New Fund, as the successor in interest to the Existing Fund, may subsequently become subject to an annual limitation as a result of sales of the New Fund shares or other transactions occurring post-Reorganization to the extent that they are deemed to result in a change of ownership of the New Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

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Capitalization

The following table sets forth, as of March 31, 2024: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

	Existing Fund – Aquila Opportunity Growth Fund		New Fund – Cantor Fitzgerald Equity Opportunity Fund(1)	Proforma adjustments	Proforma – Combined Fund
Net Assets	$119,464,299		$ —	$ —	$119,464,299
Class A	$60,585,268	Class A	$ —	$ —	$63,182,725
Class C	$1,994,917
Class F	$0
Class I	$602,540
Class Y	$56,281,574	Institutional Class	$ —	$ —	$56,281,574
Shares Outstanding	2,554,469		—	—	2,527,646
Class A	1,370,324	Class A	—	—	1,429,077
Class C	72,878			(27,754) (2)
Class F	—			—
Class I	12,698			931 (3)
Class Y	1,098,569	Institutional Class	—	—	1,098,569
Net Asset Value
Class A	$44.21	Class A	$ —	$ —	$4 4.21
Class C	$27.37			$ 16.84 (4)
Class F	—			—
Class I	$47.45			$ (3.24)
Class Y	$51.23	Institutional Class	$ —	$ —	$51.23

(1)      New Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)       The number of outstanding Class C shares was reduced to bring the value of the outstanding Class C shares in line with the NAV of Class A shares.

(3)       The number of outstanding Class I shares was increased to bring the value of the outstanding Class I shares in line with the NAV of Class A shares.

(4)      The NAV of the Class C and Class I shares was adjusted to make them equal the NAV of the Class A shares.

REASONS FOR THE REORGANIZATION

AIM, the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, subject to shareholder approval of the Reorganization, among other conditions. The Reorganization is one of two reorganizations of the series of the Existing Trust (the Existing Fund and the Aquila High Income Fund) into different series of the New Trust , and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated. If the Reorganization does not take place, and the liquidation and termination of the Existing Trust is not approved in Proposal 2, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund,

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which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

As described herein, each of the Existing Fund and New Fund seeks capital appreciation and has a similar focus on investing in the securities of mid-cap companies.

Shareholders of the Existing Fund will become shareholders of the Existing Fund, which is part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor.

Board Considerations

The Board of Trustees of the Existing Trust (the “Existing Trust Board”) believes that the Reorganization of the Existing Fund is in the best interests of the Existing Fund and its shareholders.

The Reorganization was reviewed by the Existing Trust Board with the advice and assistance of counsel to the Existing Fund and the Independent Trustees. The review and consideration of the Reorganization by the Existing Trust Board, including the Independent Trustees, is discussed below. The Independent Trustees requested certain information from Aquila and Cantor to assist them in assessing the Reorganization. The Independent Trustees considered the information provided, in writing and orally, by Aquila and Cantor, at a meeting of the Board held on March 9, 2024. Following their consideration and discussion of the information provided, the Board approved the Reorganization and recommended that shareholders of the Existing Fund approve the Reorganization at the Special Meeting.

The information provided to the Existing Trust Board included information about Aquila’s strategic plans, including its decision to sell assets used in its investment advisory business relating to the Existing Fund to Cantor. The Existing Trust Board received information regarding the agreement between Aquila and Cantor and each party’s interest in the Reorganization, and the potential benefits to each party resulting from the Reorganization. The Board received representations that Cantor and Aquila have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Existing Fund.

The information provided to the Existing Trust Board also addressed, among other things: Cantor’s and Smith’s organizations and personnel; ownership structure; financial condition; mutual fund and asset management practices and capabilities; operations related to and supportive of their asset management business; relationships with key service providers; product line; distribution capabilities and resources; legal, risk and compliance infrastructure; legal and regulatory matters; and compliance matters.

The information provided to the Existing Trust Board also included information about the Reorganization, including the investment strategy of the New Fund; the fees and expenses of the New Fund; the expense limitation arrangements proposed for the New Fund; and information about the tax impact, if any, on shareholders of the New Fund, and the expected tax-deferred nature of the Reorganization.

The Existing Trust Board, including the Independent Trustees, considered the following matters, among others, in approving the Reorganization:

First, that AIM has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, and that, in connection with that transaction, AIM recommended that the Existing Fund be reorganized into the New Fund, which is managed by Cantor and sub-advised by Smith. The Board considered the experience of Cantor and Smith in advising other mutual funds.

Second, that, after the Reorganization, Existing Fund shareholders would continue to be invested in an investment product with similar investment objectives and principal investment strategies as the Existing Fund. The Existing Trust Board considered that investment objectives of the Existing Fund and the New Fund to seek capital

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appreciation are identical. The Existing Trust Board considered that the principal investment strategies of the Existing Fund and the New Fund are similar and, in particular, that each of the Existing Fund and the New Fund typically invests a substantial portion of its assets in the securities of mid-cap companies. The Existing Trust Board considered that the stated investment strategy of the Existing Fund provides that the Existing Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation, whereas the stated investment strategy of the New Fund provides that the New Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Existing Fund Board considered that such difference in the Funds’ stated investment strategies was not likely to be meaningful in light of each Fund’s focus on investing in the securities of mid-cap companies and investment objective to seek capital appreciation. The Existing Trust Board noted that the Funds’ fundamental investment limitations are identical.

Third, the fees and expenses of the New Fund as compared to the fees and expenses of the Existing Fund. The Existing Trust Board considered that Institutional shares of the New Fund and Class Y shares of the Existing Fund do not charge sales charges. The Existing Trust Board noted that Class A shares of the New Fund are subject to a higher initial sales charge than the corresponding Class A shares of the Existing Fund, and that, unlike Class A shares of the New Fund, the corresponding Class C shares and Class I shares of the Existing Fund do not pay an initial sales charge. The Existing Trust Board also noted that Class A shares of the New Fund and the corresponding Class I shares of the Existing Fund are not subject to a contingent deferred sales charge, whereas the corresponding Class C shares of the Existing Fund and certain shareholders of the corresponding Class A shares of the Existing Fund who do not pay an initial sales charge may be subject to a contingent deferred sales charge. The Existing Trust Board considered that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, including anticipated lower expenses, on balance the Reorganization is in the best interests of the Existing Fund’s shareholders, notwithstanding any differences in sales charge structure among the share classes of the New Fund and the Existing Fund.

Fourth, that the management fee payable by the New Fund is less than the management fee payable by the Existing Fund. The Existing Trust Board considered that Rule 12b-1 distribution and service fees for Class A shares of the New Fund that Class A shares, Class C shares and Class I shares of the Existing Fund will receive in the Reorganization are lower as compared to the Rule 12b-1 distribution and service fees for Class A shares of the Existing Fund, Class C shares of the Existing Fund, and Class I shares of the Existing Fund. The Existing Trust Board considered that neither Institutional shares of the New Fund nor Class Y shares of the Existing Fund are not subject to any Rule 12b-1 distribution and/or service fees. The Existing Trust Board considered that the total operating expenses of each class of shares of the New Fund are anticipated to be lower than the total operating expenses of the corresponding classes of shares of the Existing Fund. The Existing Trust Board also considered that Cantor has contractually agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.50% and 1.25% of the Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26, 2026.

Fifth, that the Reorganization would result in the Existing Fund’s existing shareholders becoming part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor. The Existing Trust Board considered that the reputation, financial strength, resources and capabilities of Cantor could benefit the Existing Fund shareholders. As of December 31, 2023, Cantor, including its investment advisory affiliates, had assets under management of $13.2 billion. Shareholders of the Existing Fund would become part of a family of funds that offers a more diverse array of investment options. In addition, the Existing Trust Board considered that Cantor has greater potential for increasing the size of the Fund due to Cantor’s experience in distributing mutual funds through a broader range of distribution channels than currently is available to the Existing Fund. The Existing Trust Board also considered that the level of operational expenses for administrative, compliance and portfolio management services borne by the New Fund may be less than those borne by the corresponding Existing Fund as the New Fund is part of a larger mutual fund complex.

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Sixth, that no sales charges will be assessed to shares received in connection with the Reorganization.

Seventh, that the Reorganization is expected to qualify for U.S. federal income tax purposes as a “reorganization” pursuant to Section 368(a) of the Code and therefore shareholders will not recognize gain or loss for U.S. federal income tax purposes from the Reorganization.

Eighth, that Cantor has agreed to pay all proxy and solicitation costs associated with each Fund’s participation in the Reorganization if the Reorganization is consummated and that, if the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Trust, including the Existing Fund.

Ninth, that each of Cantor and AIM will benefit from the Reorganization. In that regard, the Board considered that Cantor and AIM have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on a Fund.

Tenth, that, if the Reorganization does not take place, and the liquidation and termination of the Existing Trust in Proposal 2 is not approved, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

In considering approval of the Reorganization, the Existing Trust Board, including all of the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

Based upon their evaluation of the relevant information presented to them, the Existing Trust Board, on behalf of the Existing Fund, including all of the Independent Trustees, concluded that the Reorganization would be in the best interests of the Existing Fund and that the interests of existing shareholders of the Existing Fund would not be diluted as a result of effecting the Reorganization.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. The Existing Fund is a series of the Existing Trust. The Existing Trust is an open-end management investment company organized as a Massachusetts business trust in 1982. The Existing Trust is governed by its By-Laws and by applicable Massachusetts law.

The New Fund is a series of the New Trust. The New Trust is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated December 16, 2021. The New Trust is governed by its By-Laws and by applicable Delaware law.

A fund organized as a Massachusetts business trust is governed by its declaration of trust and by-laws or similar instruments. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the trust’s declaration of trust and by-laws or similar instruments. For a Delaware statutory trust, unlike a Massachusetts business trust, the law prescribes many aspects of corporate governance.

Shareholders of a Delaware statutory trust generally are shielded from personal liability for the trust’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not shielded by the form of organization from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust of the Existing Trust contains such provisions.

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Similarly, the trustees of a Massachusetts business trust are not shielded from personal liability for the obligations of the trust by the form of organization. The trustees of a Delaware statutory trust, on the other hand, generally are shielded from personal liability for the trust’s acts or obligations under the Delaware Act. Courts in Massachusetts, however, have recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and the Declaration of Trust of the Existing Trust contains such provisions limiting the liability of the Existing Trust’s Trustees, and also provides for indemnification of the Existing Trust’s Trustees to the extent that a Trustee is found personally liable, for the Existing Fund’s acts or obligations.

The Delaware Act addresses the right of a shareholder to bring a derivative action against the trust if the trustees refuse to do so. Under the Delaware Act, a shareholder’s derivative action may be subject to such additional standards and restrictions as are set forth in the declaration of trust. Massachusetts courts generally have required shareholders of business trusts to follow the provisions of the Massachusetts Business Corporation Act with respect to derivative lawsuits.

	Existing Fund/Trust	New Fund/Trust
Shares	The Existing Trust authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of the Existing Trust and the New Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights	The New Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of the Existing Trust and the New Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights
Voting Rights	Shareholders shall not have the power to vote only on any matter except: (i) for the election or removal of Trustees; (ii) with respect to the termination of the Existing Trust or a series or class thereof; (iii) with respect to any merger, reorganization, consolidation or sale of assets; (iv) to amend the Declaration of Trust, except that the Trustees may make a supplemental declaration of trust without shareholder approval if the sole purpose of such supplemental declaration of trust is to change the name of the Trust; and (v) with respect to such additional matters relating to the Existing Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.	The Shareholders shall have power to vote only with respect to: (i) the election or removal of Trustees as provided in Article IV of the Declaration of Trust; and (ii) such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the New Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.
Shareholder Quorum	The holders of outstanding shares entitled to vote and present in person or by proxy representing one-third of the voting power of the Existing Trust shall constitute a quorum at any meeting of the shareholders, except that where pursuant to any provision of law, the Declaration or the By-laws a vote shall be taken by	Except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or

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	Existing Fund/Trust	New Fund/Trust
	individual series or class then outstanding shares entitled to vote and present in person or by proxy representing one-third of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class.	more Series (or Classes) is to vote separately from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series (or Class) except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law or the requirements of any securities exchange on which Shares are listed for trading. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.
Election of Trustees	A plurality of the shares voted shall elect a Trustee.	A plurality of the Shares voted shall elect a Trustee.
Removal of Trustees	Any Trustee may be removed from office (i) with or without cause by the affirmative vote of the holders of shares representing a majority; (ii) with cause by the action of at least two-thirds (2/3) of the Trustees whose removal is not proposed; or (iii) without cause by the unanimous action of the Trustees whose removal is not proposed, specifying the date when such removal shall become effective.	Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the then acting Trustees at a duly constituted meeting, may remove Trustees with or without cause. Any Trustee may be removed: (a) with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the New Trust, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective.
Approval of a Consolidation or Merger	The Existing Trust or any series or class may sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the trust property (or all or substantially all of the trust property allocated or belonging to a particular series or class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another series or class of the Existing Trust) or may merge or consolidate with or into one or more business trusts or other business entities or series, in each case upon such terms and conditions and for such consideration (which may include the assumption of some or all of the	Notwithstanding anything else herein, the Trustees may, without Shareholder approval, unless such approval is required by applicable law: (i) cause the New Trust to merge or consolidate with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the New Trust’s registration under the 1940 Act and that is formed, organized, or existing under

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	Existing Fund/Trust	New Fund/Trust
	outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Existing Trust or such series or class), as authorized by the Trustees and consented to by the affirmative vote of the shareholders representing at least a majority of the voting power of the shares of the Existing Trust or such series or class thereof outstanding and entitled to vote.	the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more Series (or Classes) of the New Trust to merge or consolidate with or into any one or more other Series (or Classes) of the New Trust, one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, or associations; (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute or regulation to the extent permitted by law; (iv) cause the New Trust to reorganize as a corporation, trust, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction; (v) sell or convey all or substantially all of the assets of the New Trust or any Series or Class to another Series or Class of the New Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series or class of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act; or (vi) at any time sell or convert into money all or any part of the assets of the New Trust or any Series or Class thereof.
Termination of a Trust or Fund

The Existing Trust or any series or class of the Existing Trust may be terminated at any time by the affirmative vote of the Shareholders representing more than 50% of the voting power of the Shares of the Trust or such Series or Class thereof, as applicable, outstanding and entitled to vote.

The New Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

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Comparison of Shareholder Rights

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax status of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other requirements, distribute each year at least 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

The Existing Fund distributes substantially all of its taxable income annually. The New Fund will distribute substantially all of its net taxable income annually. Each Fund will distribute substantially all of its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are generally taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. In general, to the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you generally are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund (other than an exchange of shares of the Existing Fund for shares of the New Fund in connection with the reorganization) generally is treated as a taxable sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

Under current law, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

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INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated May 1, 2024, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund dated May 1, 2024, has been filed with the SEC, and is incorporated by reference into this Proxy Statement. The prospectus and statement of additional information for the New Fund are not yet effective. Copies of the Prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or writing to the Aquila Opportunity Growth Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

The Existing Trust and the New Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Existing Trust and the New Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 100 Pearl Street, suite 20-100 , New York, New York 10 004 ; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Financial Statements. The financial statements of the Existing Fund for the fiscal year ended December 31, 2023 have been audited by Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The Existing Trust will furnish, without charge, a copy of the Annual Report and Semi-Annual report upon request. Requests should be made by calling 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or writing to the Aquila Opportunity Growth Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428. The Annual Reports and Semi-Annual Reports for the Existing Fund also are available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended December 31, 2023 are attached as Exhibit B.

Under the Reorganization Agreement, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The Existing Fund will be the accounting survivor of the Reorganization.

Shareholder Approval of Proposal 1

Approval of the Reorganization Agreement in Proposal 1 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date. Shareholders of the Existing Fund will vote as a single class on Proposal 1.

If the shareholders of the Existing Fund do not approve the Reorganization Agreement as described in Proposal 1, if the reorganization of the Aquila High Income Fund is not approved by the shareholders of the Aquila High Income Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization

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is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

The Existing Trust Board unanimously recommends that shareholders of the Existing Fund vote FOR the Approval of the Reorganization Agreement in Proposal 1.

PROPOSAL 2: TO APPROVE THE LIQUIDATION AND TERMINATION OF THE EXISTING TRUST

In addition to being asked to approve the Reorganization in Proposal 1, you are also being asked to approve Proposal 2 to liquidate and terminate the Existing Trust. Under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. The Existing Trust cannot be terminated without shareholder approval. As of the Record Date, there were two series of the Existing Trust: the Existing Fund, and Aquila High Income Fund. Shareholders of Aquila High Income Fund will receive a separate proxy statement with respect to Proposal 2.

The Board of Trustees of the Existing Trust (the “the Existing Trust Board”) unanimously recommends that the Existing Fund’s shareholders vote “FOR” Proposal 2 to liquidate and terminate the Existing Trust.

Liquidation and Termination of the Existing Trust

The Declaration of Trust of the Existing Trust provides that, upon approval by the Existing Trust Board and the shareholders to terminate the Existing Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Existing Trust Board, the Existing Trust shall, in accordance with such procedures as the Existing Trust Board considers appropriate, reduce the remaining assets of the Existing Trust to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the shares of the Existing Trust in the manner determined by the Existing Trust Board, provided that shareholders of a particular Fund shall be entitled to receive a pro rata share of the net assets of such Fund only (with respect to the Existing Fund, a “Liquidation”). As discussed below, the Liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in this Proposal 2. Upon the Liquidation of the Existing Fund and Aquila High Income Fund, the Existing Trust shall terminate, and the Existing Trust Board shall cause such instruments to be filed with the Commonwealth of Massachusetts and any other governmental office where such filing may be required in connection with the termination of the Existing Trust (the “Termination of the Existing Trust”).

Liquidation of the Existing Fund if Proposal 1 and Proposal 2 are Approved by Shareholders and the Reorganization is Consummated

If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the Liquidation of such Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund, a series of the Existing Trust, to the corresponding New Fund, a series of the New Trust, in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete Liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however, shareholders must approve the Liquidation and Termination of the Existing Trust separate from the Reorganization as described in Proposal 1.

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Liquidation of the Existing Fund if Proposal 2 is Approved by Shareholders but Proposal 1 is Not Approved by Shareholders and/or the Reorganization is Not Consummated

If shareholders of the Existing Trust approve the Liquidation and Termination of the Existing Trust as provided in this Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or the Reorganization is not consummated, then the Liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described below and attached hereto as Exhibit C.

Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Termination of the Existing Trust if Proposal 2 is Approved by Shareholders

If shareholders of the Existing Trust approve the Termination of the Existing Trust as provided in this Proposal 2, then, following the completion of the Liquidation of the Existing Fund, either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in this Proposal 2, the Termination of the Existing Trust will be accomplished in accordance with the provisions of the Declaration of Trust, by the filing of such instruments with the Commonwealth of Massachusetts and any other governmental office where such filing may be required to effect the Termination of the Existing Trust.

Reasons for the Liquidation and Termination of the Existing Trust

As discussed in Proposal 1, AIM, the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, subject to shareholder approval of the Reorganization discussed in Proposal 1, among other conditions.

As discussed in Proposal 1, the Existing Trust Board has determined, with respect to the Existing Fund, that the Reorganization of the Fund is advisable and in the best interests of the Fund and its shareholders. In connection with the Reorganization of the Existing Fund, the Existing Trust Board has determined that it is also advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust upon the consummation of the Reorganization.

In addition, the Existing Trust Board has determined that, even if the shareholders of the Existing Fund do not approve the Reorganization and/or the Reorganization is not consummated, it is advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust. In making that determination, the Existing Trust Board considered the Existing Trust’s representations that it had explored alternatives to reorganizing the Existing Fund with the New Fund or liquidating and terminating the Existing Trust, and that the Existing Trust had been unable to identify a suitable alternative for the Existing Fund. The Existing Trust Board considered the Existing Fund’s relatively small asset size, the lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Existing Fund and the Existing Fund’s inability to realize economies of scale. The Existing Trust Board also considered, among other matters, the anticipated tax consequences of the Liquidation to the shareholders of the Existing Fund, including the potential that shareholders who hold their shares of the Existing Fund in individual retirement accounts or other tax deferred accounts might, under certain circumstances, incur tax penalties in connection with the Fund Liquidation, and the potential that liquidating distributions might escheat to the appropriate state if a shareholder could not be located.

Based on an evaluation of all the factors noted above, the Existing Trust Board concluded that, on balance, it is advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust. Based on its consideration of these and other factors deemed relevant, the Existing Trust Board, including all of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Existing Fund, unanimously approved the Liquidation and Termination of the Existing Trust and the Plan of Liquidation, and directed that Proposal 2 to Liquidate and Terminate the Existing Trust be submitted to a vote of the Existing

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Funds’ shareholders. the Existing Trust is not required to seek federal or state regulatory approval of the Plan of Liquidation or the Liquidation and Termination of the Existing Trust.

The Existing Trust Board unanimously recommends that the Existing Fund’s shareholders vote “FOR” Proposal 2 to Liquidate and Terminate the Existing Trust.

As discussed in this Proxy Statement, shareholders of the Existing Fund are being asked to approve Proposal 2 to Liquidate and Terminate the Existing Trust only because, under the Existing Trust’s Declaration of Trust, shareholders must approve the Liquidation and Termination of the Existing Trust separate from the Reorganization as described in Proposal 1. As discussed above, the Existing Trust Board recommends that you vote “FOR” Proposal 1 as well as Proposal 2.

Shareholders of the Existing Fund with the shareholders of the other series of the Existing Trust will vote together on Proposal 2 as a single class, in accordance with the Declaration of Trust of the Existing Trust. Thus, it is possible that the Liquidation and Termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve Proposal 2.

Summary of the Plan of Liquidation

The following discussion summarizes the important terms of the Plan of Liquidation, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation, which is attached hereto as Exhibit C. Shareholders are urged to read the Plan of Liquidation in its entirety. The Plan of Liquidation provides for the complete liquidation of all assets of the Existing Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Existing Fund, and the distribution of the remaining net assets to shareholders. The Plan of Liquidation will only take effect if Proposal 2 is Approved by Shareholders but Proposal 1 is Not Approved by Shareholders and/or the Reorganization is Not Consummated. The Existing Trust Board recommends that you vote “FOR” Proposal 1 as well as Proposal 2.

The Plan of Liquidation will become effective on the date the Existing Fund’s shareholders together with the shareholders of the other series of the Existing Trust approve the Proposal (the “Effective Date”). After the Effective Date, the Existing Fund will promptly cease to engage in any business activities except for paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and may cease to invest its assets in accordance with its investment objective. As soon as practicable after the Effective Date (the “Liquidation Date”), the Existing Fund shall: complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that the Existing Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars; and determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Existing Fund incurred or expected to be incurred prior to the Liquidating Distribution (as defined below).

As of the Liquidation Date, the Existing Fund shall distribute to its shareholders of record as of the close of business on the Liquidation Date, one or more liquidating distributions (each a “Liquidating Distribution”), in each case equal to the shareholder’s proportionate interest, determined on a class-by-class basis, in the net assets of the Fund attributable to the portfolio investments of the Existing Fund that were able to be converted to cash or cash equivalents (net of reserves) as of the date of payment of such Liquidating Distribution and were then available for distribution, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Existing Fund on the Existing Fund’s books on the date of the first distribution, and (b) liabilities as the Existing Trust Board shall reasonably deem to exist against the assets of the Existing Fund.

If the Existing Fund is unable to make distributions to all of its shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws.

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The Existing Trust Board or any authorized officer of the Existing Trust shall have the authority to authorize such variations from or amendments of the provisions of the Plan of Liquidation with respect to the Existing Fund (other than the terms of the liquidating distributions) at any time, if the Existing Trust Board or such officer determines that such action would be advisable and in the best interests of the Existing Fund and its shareholders, as may be necessary or appropriate to effect the marshaling of Existing Fund assets and the complete liquidation of the Existing Fund, and the distribution of the Existing Fund’s net assets to its respective shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan of Liquidation. In addition, the Existing Trust Board may abandon this Plan of Liquidation with respect to the Existing Fund, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of the Existing Fund and its shareholders.

The series of the Trust, including the Existing Fund, shall bear all of the expenses incurred in connection with the Liquidation in the event the Reorganization is not consummated and the Liquidation is approved by shareholders of the Trust.

Material Federal Income Tax Consequences of the Liquidation of the Existing Fund

The following discussion summarizes the material U.S. federal income tax consequences to shareholders on receipt of their pro rata shares of the Liquidating Distribution from the Existing Fund pursuant to the provisions of the Plan of Liquidation. This discussion also summarizes the material U.S. federal income tax consequences to the Existing Fund resulting from its liquidation. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), temporary and proposed Treasury regulations and administrative and judicial interpretations, all as in effect on the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

As discussed above, pursuant to the Plan of Liquidation, the Existing Fund will sell its investment securities and distribute the proceeds to its shareholders on the basis of their respective shareholdings. The Existing Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Code during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets to the extent that such income is timely distributed to shareholders.

For federal income tax purposes, a shareholder’s receipt of his or her pro rata share of the Liquidating Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each shareholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s adjusted tax basis in his or her Fund shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the shareholder held Existing Fund shares for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that the Existing Fund shareholder would receive if such shareholder’s entire interest in the Existing Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Existing Fund. In addition, before liquidating, the Existing Fund generally intends to continue to make its ordinary dividend distributions on a monthly basis.

The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to the Existing Fund and to shareholders who are United States citizens or residents. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder’s particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations or retirement accounts, insurance companies, dealers in securities or foreign currencies, traders in

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securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Existing Fund will not seek an opinion of counsel or a ruling from the IRS with respect to the U.S. federal income tax consequences of the liquidation (absent the Reorganization) and accordingly there can be no assurance that the IRS will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws.

Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for their shares, in light of their individual circumstances.

Shareholder Approval of Proposal 2

Approval of the Liquidation and Termination of the Existing Trust in Proposal 2 requires the affirmative votes of shareholders representing more than 50% of the voting power of the shares of the Existing Trust taken as a whole outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund will vote together with shareholders of the other series of the Existing Trust on Proposal 2 and the voting power of the shares of the Existing Fund will be counted together with the voting power of the shares of the other series of the Existing Trust in determining the results of the voting.

Because shareholders of the Existing Fund in the Existing Trust will vote together with shareholders of the other series of the Existing Trust on Proposal 2 as a single class, it is possible that the Liquidation and Termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve the Proposal.

If Proposal 2 is not approved by the shareholders of the Existing Trust, the Existing Trust Board will consider what further action is appropriate, which would likely include calling another shareholder meeting to approve the Liquidation and Termination of the Existing Trust, and incurring additional expense to shareholders.

The Existing Trust Board of Trustees of the Fund unanimously recommends that shareholders vote FOR the Proposal to Liquidate and Terminate the Existing Trust in Proposal 2.

Costs of Reorganization of the existing fund and the liquidation and termination of the existing Trust

The Existing Fund and the New Fund will not pay any costs related to the Reorganization of the Existing Fund or the Liquidation and Termination of the Existing Trust.

The Reorganization Agreement provides that each of Cantor and AIM shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with the Reorganization; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting shareholder approval for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Existing Fund notifying shareholders of board approval of the Reorganization Agreement; (iii) the external legal costs associated with the proxy statement on N-14 preparation, filing and negotiations with the SEC incurred by counsel to the New Trust; (iv) the fees charged by the Existing Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of AIM’s counsel). If the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Existing Trust, including the Existing Fund. The estimated costs of the Reorganization are $175,000. Cantor and AIM have engaged BetaNXT, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The

40

estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $50,000 of the estimated total costs of the Reorganization.

Total costs of the liquidation and termination of the Existing Trust are estimated to be $100,000, which will be borne by the series of the Trust, including the Existing Fund, in the event the Reorganization is not consummated.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Existing Trust in connection with the Special Meeting to be held on July 12, 2024 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time, and at any adjournments or postponements thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about May 28, 2024. It is expected that the solicitation of proxies will be by mail or telephone. Certain officers and representatives of the Existing Fund, officers and employees of AIM or Cantor or their respective affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

The Existing Trust Board has fixed the close of business on April 15, 2024 (the “Record Date”) as the record date for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Quorum and Required Vote

Proposal 1

Proposal 1 provides for the approval of the Reorganization Agreement.

A quorum of shareholders of the Existing Fund is required to take action at the Special Meeting on Proposal 1. The holders of outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, representing one-third (33.33%) of the voting power of the Existing Fund shall constitute a quorum. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date.

Approval of the Reorganization Agreement in Proposal 1 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date. Shareholders of the Existing Fund will vote as a single class on Proposal 1.

The number of shares of the Existing Fund outstanding on the Record Date is 2,514,380.288 and the total net assets of the Fund as of such date are $113,053,411.66. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $42.48, Class C, $26.29, Class I, $45.59 and Class Y, $49.23.

Proposal 2

Proposal 2 provides for the liquidation and termination of the Existing Trust.

A quorum of shareholders of the Existing Trust is required to take action at the Special Meeting on Proposal 2. The holders of outstanding shares of the Existing Trust, taken as a whole, entitled to vote at the Special Meeting, present in person or by proxy, representing one-third (33.33%) of the voting power of the Existing Trust,

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shall constitute a quorum. Total voting power of the Existing Trust taken as a whole is determined, not by the number of shares outstanding, but by net asset value of all of the outstanding shares (including fractional shares) of the Trust as of the Record Date. Shareholders of the Existing Trust are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date.

The Declaration of Trust of the Existing Trust provides that the Existing Trust may be terminated at any time by the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust outstanding and entitled to vote on the Record Date. Accordingly, at the Special Meeting, shareholders of the Existing Fund will vote together with the shareholders of the other series of the Existing Trust as a single class on Proposal 2 and the voting power of the shares of each class of the Existing Fund together with the voting power of the shares of the shareholders of the other series of the Existing Trust will be counted together in determining the results of the voting for Proposal 2.

Approval of Proposal 2 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust outstanding and entitled to vote. Please note that, because shareholders of the Existing Fund will vote together with the shareholders of the other series of the Existing Trust on Proposal 2, it is possible that the liquidation and termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve Proposal 2.

However, as discussed in this Proxy Statement, shareholders of the Existing Fund are being asked to approve Proposal 2 to liquidate and terminate the Existing Trust only because, under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. As discussed above, the Board recommend that you vote “FOR” Proposal 1 and Proposal 2.

As of the Record Date, there were two series of the Existing Trust: the Existing Fund, and the Existing Trust High Income Fund. Shareholders of Aquila High Income Fund will receive a separate proxy statement with respect to Proposal 2.

The number of shares of the Existing Fund outstanding on the Record Date is 2,514,380.288 and the total net assets of the Fund as of such date are $113,053,411.66. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $42.48, Class C, $26.29, Class I, $45.59 and Class Y, $49.23.

The number of shares of Aquila High Income Fund outstanding on the Record Date is 10,813,504.505 and the total net assets of the Fund as of such date are $87,146,958.29. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $8.05, Class C, $8.05, Class I, $8.04 and Class Y, $8.06.

Adjournments

The Special Meeting may, by action of the chair of the Special Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Special Meeting, whether or not a quorum is present with respect to such matter.

Manner of Voting Proxies

If you wish to participate in the Special Meeting, you may vote by telephone or via the internet, or submit the proxy card included with this Proxy Statement, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed

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appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the President of the Existing Trust at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Broker Non-Votes and Abstentions

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes.

However, it is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against Proposal 1 and Proposal 2. If the Reorganization is not approved by the shareholders of the Existing Fund or does not close for any other reason, such shareholders will remain shareholders of the Existing Fund, and the Existing Fund will continue to operate. The Existing Trust Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting. A majority of the votes cast by shareholders of the Existing Fund present in person or by proxy at the Special Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Special Meeting may also be adjourned by the Chairperson of the Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

Appraisal Rights

If Proposal 1 and/or Proposal 2 are approved at the Special Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Existing Fund shares until the Closing Date of the Reorganization or the Liquidation Date, as applicable.

Shareholders’ Proposals

The Existing Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

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NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

Please advise the Existing Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, there were outstanding and entitled to vote the following shares of beneficial interest of the Existing Fund:

Existing Fund	Number of Shares
Class A	1,352,309.395
Class C	64,566.770
Class I	12,706.067
Class Y	1,081,943.695

Class F shares of the Existing Fund had no shares outstanding as of the Record Date.

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Existing Trust, as a group, beneficially owned approximately 2.5% of the outstanding shares of Existing Fund. As of the Record Date, the New Fund had no shares outstanding.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with AIM.

As of April 15, 2024, to the knowledge of the Trustees and management of the Existing Trust, other than as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of each class of the Existing Fund.

Existing Fund

Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	Class A	176,382.957	13%
	Class C	9,458.576	15%
	Class Y	145,946.688	13%

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Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	9,154.385	72%*

Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	Class A	182,161.800	13%
	Class C	20,287.684	31%*
	Class Y	273,339.501	25%*

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C	7,500.772	12%
	Class Y	136,393.701	13%

Edward D. Jones & Co. For the Exclusive Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	134,538.377	10%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	99,612.138	7%
	Class C	4,415.476	7%
	Class Y	121,154.481	11%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	Class A	111,609.754	8%

Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484	Class A	67,856.435	5%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class I	688.123	5%

UBS WM USA Special Custody Account Exl Ben Customers of UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086	Class Y	59,144.389	5%

*	May be deemed to control the Existing Fund.

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OTHER BUSINESS

The Board of Trustees of the Existing Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Existing Trust by calling 800-437-1000.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees of Aquila Funds Trust, Diana P. Herrmann President

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [____] day of [_________], 2024 by and among: (i) Aquila Funds Trust (the “Target Entity”), an open-end registered investment company, separately, where applicable, on behalf of its series identified on Exhibit A hereto (each a “Target Fund”); and (ii) Cantor Select Portfolios Trust, an open- end registered investment company (the “Acquiring Entity”), separately, where applicable, on behalf of its series identified on Exhibit A hereto (each an “Acquiring Fund”). Aquila Investment Management, LLC (“Aquila”) joins this Agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2. Cantor Fitzgerald Investment Advisors, LP (“Cantor”) joins this agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the Net Assets (as defined in Section 1.1(c)) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each, a “Reorganization”). Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;

WHEREAS, the Target Entity and the Acquiring Entity is each an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.       Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to such Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)       The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Target Fund’s Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b)       The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities

A-1

and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 2.1(a) (collectively, “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof, except as contemplated under Section 4.1(f).

(c)       The Target Fund will use its best efforts to identify and discharge all known liabilities and obligations prior to the Closing Date (as defined in Section 3.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations, and prior to the Closing Date will have discharged such liabilities, including without limitation (i) liabilities arising from the Target Fund’s allocation of Target Entity obligations, such as any undischarged obligations to board members under a deferred compensation plan; (ii) any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Fund and Aquila (including any recoupment of any fees or expenses of the Target Fund previously waived or reimbursed); and, (iii) any liabilities or penalties resulting from the termination of material contracts or other commitments of the Target Fund, including the contracts listed on schedule 4.1(h). At the Closing, the Acquiring Fund shall assume all of the liabilities, obligations and debts of the Target Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Closing Time, and whether or not specifically referred to in this Agreement, including the liabilities that are known to the Target Fund and listed on schedule 4.1(i) (collectively, “Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)       As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)       Ownership of the Acquiring Fund’s shares will be shown on its books, as such are

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maintained by the Acquiring Fund’s transfer agent.

(f)       Beginning at least fifteen (15) business days prior to the Closing Date, the Target Fund will provide Cantor and the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund, with current market values. At least ten (10) business days prior to the Closing Date, Cantor, on behalf of the Acquiring Fund, will advise Aquila and the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under applicable law; or (ii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and in the Target Fund’s discretion, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, make a good faith effort to liquidate such investments prior to the Closing Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to liquidate any Assets, if, in the reasonable judgment of the Target Fund’s investment adviser, such disposition would adversely affect the Reorganization’s status as a “reorganization” for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g)       The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.

(h)       Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(i)       Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.	With respect to a Reorganization:

(a)       The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target Fund shall record the value of its Net Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

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(b)       The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Closing Date with any necessary adjustments for multiple share classes being reorganized into a single share class if applicable .

(c)       The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of shares outstanding as of the Closing Date of the class of the Target Fund being reorganized into such class of the Acquiring Fund . All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)       All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.       Each Reorganization shall close on July [__], 2024, or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of a Reorganization (for each Reorganization, the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. Unless otherwise waived by the Acquiring Entity, each Reorganization is contingent upon the closing of the other Reorganization. If either Reorganization shall fail to close for any reason, the Acquiring Entity shall not be obligated to complete the other Reorganization.

3.2.	With respect to a Reorganization:

(a)       The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be presented, transferred and delivered by the Target Fund’s custodian (the “Target Custodian”) as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. A draft of such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such final certificates and other written instruments shall be transferred and delivered by the Target Custodian as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such

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delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to the undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b)       The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Entity, on behalf of the Target Fund, shall deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)       At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)       The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)       In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

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4.	REPRESENTATIONS AND WARRANTIES

4.1.       With respect to each Reorganization, the Target Entity, on behalf of itself or, where applicable the Target Fund, severally but not jointly, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)       The Target Entity is a business trust organized under the laws of The Commonwealth of Massachusetts, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b)       The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)       No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d)       To the knowledge of the Target Fund, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. To the knowledge of the Target Fund, (i) the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and (ii) the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in

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the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, and (iii) there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets and that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the knowledge of the Target Fund, all advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f)       Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to only those restrictions on the full transfer thereof as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets;

(g)       Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)       To the knowledge of the Target Fund, except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i)       To the knowledge of the Target Fund, the liabilities listed on Schedule 4.1(i) represent all known liabilities of the Target Fund regardless of whether any such liability is absolute or contingent, accrued or unaccrued as of the Closing Date;

(j)       To the knowledge of the Target Fund, except as set forth on Schedule 4.1(j), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or threatened against the

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Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund (i) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (ii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iii) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (iv) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable or as contemplated by Section 4.1(f); and (v) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(k)       The financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied, and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(l)       Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(m)       To the knowledge of the Target Fund, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by the Closing Date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge,

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no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(n)       The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is taxable as a corporation for federal Tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will not have as of the Closing Date any material unpaid tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(o)       The Target Fund has not changed its taxable year end within the most recent 48- month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(p)       The Target Fund has not undergone, has not agreed to undergo, and, to its knowledge, is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law)

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executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(q)       The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(r)       All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund;

(s)       The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)       The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)       As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information requested by the Acquiring Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not, to its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such

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statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(v)       To the knowledge of the Target Fund, the books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w)       The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(x)       The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(y)       The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.       With respect to a Reorganization, the Acquiring Entity, on behalf of the Acquiring Fund, severally but not jointly, represents and warrants to the Target Entity and the Target Fund as follows:

(a)       The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)       The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c)       No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)       The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material

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fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f)       Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)       The Acquiring Fund has not yet commenced operations. The Reorganization will be structured in a manner that is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Cantor or its affiliate to secure any required initial shareholder approvals;

(h)       On the Closing Date, any Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i)       The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association taxable as a corporation for federal Tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code and to be treated as a continuation of the

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Target Fund for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) will, upon consummation of the Reorganization, be a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)       The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)       The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)       The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)       The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Cantor or its affiliates;

(n)       As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

4.3.       With respect to a Reorganization, each of the Target Entity, on behalf of the Target Fund, severally but not jointly, and the Acquiring Entity, on behalf of the Acquiring Fund, severally but not jointly, represents and warrants as follows:

(a)       The net asset value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be equal to the net asset value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

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(c)       No cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (including reorganization expenses) thereof; and

(d)       Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than dividends and redemption payments) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.	With respect to a Reorganization:

(a)       The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Cantor may request in writing that Aquila use commercially reasonable efforts, subject to Aquila’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three (3) days prior to the Closing Date. Aquila agrees that it will accommodate such requests if in Aquila’s discretion such trading restrictions may practicably be implemented and are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)       The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to

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comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)       The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 120 days or such longer period as is mutually agreed upon by the parties.

(d)       The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)       The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and Cantor in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or Cantor.

(f)       The Target Entity will provide the Acquiring Fund with: (i) a schedule, in the form of Schedule 5.1(f) hereto, certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The Schedule of Statements, Books and Records and ASC 740-10 Workpapers shall be provided at or prior to the Closing.

(g)       The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the Assets and the Liabilities of the Target Fund as of such date for review by the parties. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.

(h)       Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)       As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j)       The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the

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transactions contemplated by this Agreement.

(k)       The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)       The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)       The parties intend that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(o)       At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance and (ii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

5.2        Continued Insurance Coverage. The Target Entity shall arrange for an insurance policy providing coverage in favor of the Board of Trustees and officers of the Target Entity for any expenses, losses, claims, damages and liabilities relating to periods prior to the Closing upon such terms as may be reasonably acceptable to the Board of Trustees of the Target Entity.

5.3        Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Entity agrees that for a period of three (3) years after the Closing Date of each Reorganization, the Acquiring Entity will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Entity (or any successor) are not “interested persons” (as defined in the 1940 Act) of Cantor or Aquila; and (b) Cantor agrees that for a period of two (2) years after the Closing Date of each Reorganization, neither Cantor nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or (any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.       With respect to a Reorganization, the obligations of the Target Entity, on behalf of the

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Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)       The Acquiring Entity shall have delivered to the Target Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Entity and Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)       The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d)       The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(e)       As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f)       The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

(g)       The Target Entity shall have received on the Closing Date the opinion of counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)       The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(ii)       The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the

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Agreement by the Target Entity, the Target Fund and Aquila, it is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)       The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.       With respect to a Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)       The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records,

(iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (iv) the ASC 740-10 Workpapers;

(c)       The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Entity and Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(d)       The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Entity’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Entity’s President or the

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Target Entity’s Vice President, as applicable;

(e)       The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f)       The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)       The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)       The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(i)       As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement;

(j)       The conditions precedent to the obligations of Cantor to consummate the transactions contemplated by that certain Asset Purchase and Transition and Facilitation Services Agreement by and between Aquila and Cantor and dated as of [______, 2024] shall have been satisfied or waived by Cantor; and

(k)      The Acquiring Entity shall have received on the Closing Date an opinion of counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i)       The Target Entity is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

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(ii)       The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, the Acquiring Fund and Cantor, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any agreement listed in response to Item 28 of Part C of the Target Entity’s registration statement on Form N-1A as of the date hereof to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to a Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.       The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of The Commonwealth of Massachusetts, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1.

8.2.       The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2.

8.3.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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8.4.       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.5.       The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.       The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Greenberg Traurig, LLC (“Greenberg Traurig”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Greenberg Traurig may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Greenberg Traurig appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

8.7.       The Target Entity shall have obtained the insurance policy as set forth in paragraph 5. 2 of this Agreement.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       Except as noted below or as may be otherwise agreed to in writing between Cantor and Aquila, each of Cantor and Aquila shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with this Agreement and the transactions contemplated herein; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting the shareholder approvals for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (iii) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission incurred by counsel to the Acquiring Trust; (iv) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of Aquila’s counsel). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to a Reorganization, prior to the Closing and for a reasonable time thereafter, the Target

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Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1.       With respect to a Reorganization, the Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the applicable Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2.       With respect to a Reorganization, the Target Entity, out of the assets of the applicable Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the applicable Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.       Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing of a Reorganization shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have

A-22

occurred on or before September 30, 2024; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied; or (iv) by the board of trustees of either the Target Entity or Acquiring Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Acquiring Entity and Cantor:

Cantor Fitzgerald Investment Advisors, L.P.
110 East 59th Street
New York, NY 10022
Attention: General Counsel
Facsimile: 212.829.4708

With a copy to:

DLA Piper LLP
1201 West Peachtree Street
Suite 2900
Atlanta, GA 30309
Attention: Terrence Davis
Facsimile: 404-682-7802
E-mail: terrence.davis@us.dlapiper.com

For the Target Entity and Aquila:

Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York, 10036
Attn.: Diana P. Herrmann
Email: dherrmann@aquilafunds.com

A-23

With copies to Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
Attn.: Toby R. Serkin, Esq.
Telephone No.: (617) 951-8760

Email: toby.serkin@morgan lewis.com

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601
Attn.: Maureen A. Miller, Esq.
Telephone No.: (312) 609-7699

Email: mmiller@vedderprice.com

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.       This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5.       The Target Entity is a Massachusetts business trust. The Declaration of Trust of the Target Entity is on file with the Secretary of the Commonwealth of Massachusetts. With respect to the Reorganization of the Target Fund, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Target Entity and applicable law of The Commonwealth of Massachusetts, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

16.6.       The Acquiring Entity is a Delaware statutory trust. With respect to the Reorganization with the Acquiring Fund, the Acquiring Entity is executing this Agreement on behalf of the Acquiring Fund

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only. Pursuant to the Trust Instrument of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund.

16.7.       The parties expressly agree that their obligations hereunder shall not be binding upon any of their respective board members, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1.       The parties shall cooperate in determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

The Target Entity, the Acquiring Entity, Aquila and Cantor (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, any non-public information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it becomes publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.2       In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non- confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

A-25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Cantor Select Portfolios Trust, on behalf of its series identified on Exhibit A hereto	Aquila Funds Trust, on behalf of its series identified on Exhibit A hereto

By:	By:
Name: William Ferri	Name: Diana P. Herrmann
Title: Trustee and President	Title: President

Cantor Fitzgerald Investment Advisors, LP, solely with respect to Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2	Aquila Investment Management, LLC solely with respect to 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.2, and 17.3

By:	By:
Name: Mark Kaplan	Name: Diana P. Herrmann
Title: Chief Executive Officer	Title: President and Chief Executive Officer

A-26

EXHIBIT A

CHART OF REORGANIZATIONS

Target Entity/Fund (and share classes)	Corresponding Acquiring Entity/Fund (and share classes)
Aquila Funds Trust	Cantor Select Portfolios Trust
Aquila High Income Fund	Cantor Fitzgerald High Income Fund
Class A Class C Class I	Class A
Class F	No longer offered
Class Y	Institutional Class
Aquila Opportunity Growth Fund	Cantor Fitzgerald Equity Opportunity Fund
Class A Class C Class I	Class A
Class F	No longer offered
Class Y	Institutional Class

A-27

Schedule 4.1(h)
Assigned Contracts

N/A

A-28

Schedule 4.1(i)
Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

N/A

A-29

Schedule 4.2(f)
Acquiring Fund Litigation, Administrative Proceedings and Investigations

N/A

A-30

Schedule 5.1(f)
Target Fund Statements, Books and Records

Type of Statements, Books or Records	Method of Access

Shareholder ledger accounts including, without limitation:

●     the name, address and taxpayer identification number of each shareholder of record,

●     the number of shares of beneficial interest held by each shareholder,

●     the dividend reinvestment elections applicable to each shareholder, and

●     the backup withholding and nonresident alien withholding certifications

Electronic
Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)	Electronic
Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets	Electronic
Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund	Electronic
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund	Electronic

A-31

Type of Statements, Books or Records	Method of Access
Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund	Electronic
Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date[2]	Electronic
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code	Electronic
All Tax Returns filed by or on behalf of the Target Fund (including extensions)	Electronic
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any Tax authority and (b) Tax opinions	Electronic
All books and records related to testing the qualification of the Target Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)	Electronic

A-32

Type of Statements, Books or Records	Method of Access
All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund	Electronic
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date	Electronic

[1]	The terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.

[2]	Such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.

A-33

Schedule 8.6

Tax Opinion

With respect to the Reorganization:

(i)        The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)       No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)      No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)      No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)       The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)      The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)     No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)    The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)      The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)       For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

A-34

EXHIBIT B

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of the Existing Fund for the past five years. Certain information reflects financial results for a single share of the Existing Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions).

The Existing Fund is a continuation of its predecessor fund Aquila Three Peaks Equity Opportunity Fund (“Predecessor Fund”) and, therefore, the financial information includes results of the Predecessor Fund.

The information for the Existing Fund for the periods shown were audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The report of Tait, Weller & Baker LLP, along with the Existing Fund’s financial statements, is included in the Existing Fund’s annual report to shareholders for the fiscal year ended December 31, 2023 and are incorporated by reference into the Statement of Additional Information, which are available, free of charge, upon request from the Existing Fund.

AQUILA OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.22	$46.98	$51.86	$50.62	$40.84
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	(0.08)	(0.48)	(0.29)	(0.17)
Net gain (loss) on securities (both realized and unrealized)	4.47	(6.97)	10.56	3.94	14.50
Total from investment operations	4.48	(7.05)	10.08	3.65	14.33
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$40.70	$36.22	$46.98	$51.86	$50.62
Total return (not reflecting sales charge)	12.37%	(15.25)%	21.53%	7.39%	35.47%
Ratios/supplemental data
Net assets, end of period (in thousands)	$60,429	$65,619	$86,364	$76,508	$94,879
Ratio of expenses to average net assets	1.75%	1.67%	1.49%	1.54%	1.49%
Ratio of net investment income (loss) to average net assets	0.02%	(0.19)%	(0.88)%	(0.63)%	(0.35)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)	Per share amounts have been calculated using the daily average shares method.

B-1

AQUILA OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.63	$31.15	$39.10	$39.00	$32.49
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.16)	(0.27)	(0.65)	(0.47)	(0.41)
Net gain (loss) on securities (both realized and unrealized)	2.77	(4.54)	7.66	2.98	11.47
Total from investment operations	2.61	(4.81)	7.01	2.51	11.06
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$25.24	$22.63	$31.15	$39.10	$39.00
Total return (not reflecting CDSC)	11.53%	(15.81)%	20.64%	6.67%	34.51%
Ratios/supplemental data
Net assets, end of period (in thousands)	$2,512	$4,539	$14,321	$23,795	$36,697
Ratio of expenses to average net assets	2.44%	2.34%	2.19%	2.24%	2.20%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.97)%	(1.61)%	(1.34)%	(1.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)	Per share amounts have been calculated using the daily average shares method.

B-2

AQUILA OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.84	$50.04	$54.36	$52.90	$42.49
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.09)	(0.48)	(0.27)	(0.14)
Net gain (loss) on securities (both realized and unrealized)	4.81	(7.40)	11.12	4.14	15.10
Total from investment operations	4.83	(7.49)	10.64	3.87	14.96
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$43.67	$38.84	$50.04	$54.36	$52.90
Total return	12.44%	(15.19)%	21.56%	7.49%	35.57%
Ratios/supplemental data
Net assets, end of period (in thousands)	$671	$1,293	$3,049	$3,285	$4,292
Ratio of expenses to average net assets	1.67%	1.60%	1.44%	1.47%	1.43%
Ratio of net investment income (loss) to average net assets	0.06%	(0.19)%	(0.84)%	(0.55)%	(0.27)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)	Per share amounts have been calculated using the daily average shares method.

B-3

AQUILA OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.82	$53.42	$57.00	$55.24	$44.11
Income (loss) from investment operations:
Net investment income (loss)(1)	0.14	0.04	(0.37)	(0.17)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	5.16	(7.93)	11.75	4.34	15.70
Total from investment operations	5.30	(7.89)	11.38	4.17	15.68
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$47.12	$41.82	$53.42	$57.00	$55.24
Total return	12.67%	(14.98)%	21.88%	7.71%	35.90%
Ratios/supplemental data
Net assets, end of period (in thousands)	$54,301	$59,173	$105,557	$126,001	$179,349
Ratio of expenses to average net assets	1.45%	1.36%	1.19%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	0.32%	0.09%	(0.60)%	(0.33)%	(0.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)	Per share amounts have been calculated using the daily average shares method.

B-4

EXHIBIT C

FORM OF PLAN OF LIQUIDATION

The following Plan of Liquidation (the “Plan”) of Aquila Funds Trust (Aquila High Income Fund and Aquila Opportunity Growth Fund, each, a “Fund” and, collectively, the “Funds”), each a series of Aquila Funds Trust, a Massachusetts business trust (the “Trust”), is intended to accomplish the complete liquidation and termination of each Fund in conformity with the laws of the Commonwealth of Massachusetts, the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Bylaws, each as amended to date (the “Governing Documents”).

WHEREAS, it has been recommended to the Board of Trustees of the Trust (the “Board”) by Aquila Investment Management LLC (the “Manager”) that each Fund be liquidated; and

WHEREAS, the Board has considered the impact on each Fund’s shareholders of the liquidation of each respective Fund; and

WHEREAS, the Board, at a meeting held on [ ], 2024, has determined that it is in the best interests of each Fund and its shareholders to liquidate and dissolve such Fund; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating each Fund and this Plan shall be treated as if each liquidation of a Fund contemplated hereby had been the subject of a separate Plan;

NOW, THEREFORE, the liquidation of each Fund shall be carried out in the manner hereinafter set forth:

1.       Effective Date of Plan. The Plan will become effective with respect to each Fund as of the close of business on [ ], 2024, only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting on the Plan, by the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Trust outstanding and entitled to vote (the “Effective Date”).

2.       Cessation of Business; Liquidation of Assets. After its Effective Date, no Fund will engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and may cease to invest its assets in accordance with its investment objective. As of the close of business on [ ], 2024 or on such other date following its Effective Date as is determined by any authorized officer of the Trust (for each Fund, its “Liquidation Date”), each Fund will complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that the Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars.

3.       Notice of Liquidation. Prior to its Effective Date, each Fund shall provide notice to its shareholders that this Plan has been approved by the Board and that on the Liquidation Date, the Fund will be liquidating its assets and redeeming its shares.

4.       Payment of Debts. As soon as practicable after its Effective Date, each Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the liquidating distribution provided for in Section 5, below.

5.       Liquidating Distribution. As of its Liquidation Date, each Fund shall distribute to its shareholders of record as of the close of business on the Liquidation Date, one or more liquidating distributions (each a “Liquidating Distribution”), in each case equal to the shareholder’s proportionate interest, determined on a class-by-class basis, in the net assets of the Fund attributable to the portfolio investments of the Fund that were able to be converted to cash or cash equivalents (net of reserves) as of the date of payment of such Liquidating Distribution and were then available for distribution, less an estimated amount necessary to discharge (a) any unpaid liabilities

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and obligations of the Fund on the Fund’s books on the date of the first distribution, and (b) liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund. The Board of Trustees or any authorized officer of the Trust shall be authorized to set a record date for, and to cause each Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund or any other distribution of assets of the Fund, whether as part of the Liquidating Distribution or otherwise.

A Fund may pay more than one Liquidating Distribution or may pay a Liquidating Distribution in more than one installment if appropriate to ensure the orderly disposition of portfolio investments, and may pay one or more Liquidating Distributions by transferring (each a “Transfer”), on behalf of the shareholders, assets that are not able to be converted to cash or cash equivalents to a liquidating trust (or other appropriate liquidating vehicle) (a “Liquidating Trust”) established for the benefit of the shareholders. Each Fund shall also be authorized to transfer to the Liquidating Trust any unpaid liabilities or expenses, whether known or unknown, of the Fund and an amount of cash deemed necessary or appropriate by the Treasurer of the Trust to pay such liabilities or expenses or any liabilities or expenses of the Liquidating Trust. Upon payment of the final Liquidating Distribution, all outstanding shares of a Fund shall be redeemed and the Fund shall be terminated.

Any Transfer shall be made pursuant to an instrument of transfer and such other appropriate documentation as may be deemed necessary or appropriate by one or more officers of the Trust.

If, following its Liquidation Date, a Fund receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the respective Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Trust’s officers shall deem appropriate. Any such monies or other assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

6.       The Board of Trustees.

a.       The Board and, subject to the direction of the Board, the Trust’s officers shall have authority to do or authorize any or all acts and things as provided for in the Plan with respect to a Fund and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The Plan shall not affect the authority of the Board to authorize distributions necessary to comply with the provisions of the Code or other applicable law and to set record dates in connection therewith.

b.       The death, resignation or other disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

7.       Amendment or Abandonment of the Plan. The Board or any authorized officer of the Trust shall have the authority to authorize such variations from or amendments of the provisions of the Plan with respect to a Fund (other than the terms of the liquidating distributions) at any time, if the Board or such officer determines that such action would be advisable and in the best interests of such Fund and its respective shareholders, as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation of such Fund, and the distribution of such Fund’s net assets to its respective shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan. In addition, the Board may abandon this Plan with respect to a Fund, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of such Fund and its respective shareholders.

8.       Expenses. Each Fund shall bear all of its expenses incurred in connection with the liquidation, including, without limitation, all expenses incurred in connection with obtaining shareholder approval of the Plan, all legal expenses incurred in connection with the liquidation of each Fund, and all transaction costs incurred in connection with the liquidation of each Fund’s assets, such as brokerage commissions, dealer and underwriter

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spreads and taxes, except that a Fund shall not bear any expenses relating to any Liquidating Trust incurred after the date of the final Liquidating Distribution.

9.       Filings. As soon as practicable following its Liquidation Date, each Fund shall take such steps as the Board or any authorized officer of the Trust shall determine including, without limitation, the filing of such documents as may be necessary to effect or record the liquidation and dissolution of the Fund or to cause shares of the Fund to be reclassified as undesignated authorized and unissued shares, in each case in accordance with the requirements of its Governing Documents, the Laws of the Commonwealth of Massachusetts, the Code, any applicable securities laws, and any rules and regulations of the SEC or any state securities commission, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, and the preparation and filing of any tax returns.

10.     Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.

11.     Records. The Manager shall continue to maintain the records of the Trust as required by the 1940 Act and the rules thereunder.

12.     Trust Only. The Trust is organized as a Massachusetts business trust. A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The name of the Trust refers to the trustees collectively as Trustees and not individually, and the obligations of the Plan are not binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust or the shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

13.     Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

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PO BOX 8035, CARY, NC 27512

PROXY TABULATOR

PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

AQUILA HIGH INCOME FUND

A SERIES OF AQUILA FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – JULY 15, 2024

The undersigned shareholder hereby appoints Diana P. Herrmann and Anita Albano as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the Aquila High Income Fund (the “Existing Fund”), a series of the Aquila Funds Trust to be held on Monday, July 12, 2024 at 2:00 p.m., Eastern Time, will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Existing Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Combined Proxy Statement and Prospectus dated May 28, 2024, relating to the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PX-AFTHI v2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Aquila High Income Fund, to be held on July 12, 2024:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxydocs.com/AFT

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the “Existing Trust”) on behalf of the Aquila High Income Fund (the “Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);	☐	☐	☐

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

PX-ATFHI v2

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Aquila High Income Fund
(a series of Aquila Funds Trust)

INTO
Cantor Fitzgerald High Income Fund
(a series of Cantor Select Portfolios Trust)

AND TO APPROVE THE LIQUIDATION AND TERMINATION OF

AQUILA FUNDS TRUST

May 28, 2024

PROXY MATERIALS

Aquila High Income Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600
New York, New York 10036

May 28, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila High Income Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time on July 12, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of April 15, 2024.

The Special Meeting has been called to consider important proposals affecting the Existing Fund. A definitive agreement has been reached between Aquila Investment Management LLC (“AIM”), the investment adviser of the Existing Fund, and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) to sell assets used in AIM’s investment advisory business relating to the Existing Fund (the “Purchase Agreement”). Under the terms of the Purchase Agreement, subject to Fund shareholder approval, the Existing Fund would be reorganized (“Reorganization”) into a newly formed fund, the Cantor Fitzgerald High Income Fund (“New Fund”), a series of Cantor Select Portfolios Trust (“New Trust”) pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Board of Trustees of the Existing has approved the Reorganization Agreement. Following the Reorganization, AIM will not serve as investment adviser of the New Fund. Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. Shareholders of the Existing Fund will receive shares of the New Fund in a transaction that is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. At the Special Meeting, you will be asked to vote on the Reorganization Agreement.

Please note that the Purchase Agreement between Cantor and AIM provides that certain conditions must be satisfied or waived in order for the Reorganization to be consummated, including that shareholders of the Existing Fund approve the Reorganization. Accordingly, the Reorganization may not be consummated if shareholders do not approve the Reorganization.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on July 26, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust. Under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

May 28, 2024

AQUILA FUNDS TRUST
Aquila High Income Fund

120 West 45th Street, Suite 3600
New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 12, 2024

To the Shareholders of Aquila High Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of Aquila Funds Trust (“Existing Trust”) and its series Aquila High Income Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time on July 12, 2024 to vote on the following proposal (“Proposal”), and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust on behalf of the Existing Fund and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 15, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Meeting (the “Record Date”).

You are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting, even if you no longer hold shares of the Existing Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Special Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, BetaNXT, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Special Meeting. If you have any questions about the proposals or how to vote, you may call BetaNXT at (888) 734-2670 and a representative will assist you.

By Order of the Board of Trustees of Aquila Funds Trust, Diana P. Herrmann President

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxypush.com/AFT.

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We urge you to review carefully the Reorganization proposal in the Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call BetaNXT, our proxy solicitor, toll free at (888) 734-2670.

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QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus (“Proxy Statement”), below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on July 12, 2024?

A.	The Board of Trustees of Aquila Funds Trust (“Existing Trust”) has called the Special Meeting at which you will be asked to vote on:

●	Proposal 1:	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust on behalf of Aquila High Income Fund (“Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) (the “Reorganization”).

●	Proposal 2:	To approve the liquidation and termination of the Existing Trust.

Proposal 1 – To approve the Reorganization Agreement

Q.	Has the Board approved the Reorganization?

A.	The Board of Trustees of the Existing Trust unanimously approved the Reorganization. The Board of Trustees of Aquila has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund and recommends that you vote in favor of the Reorganization.

Q.	Why is the Reorganization being proposed?

A.	Aquila Investment Management LLC (“AIM”), the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”), subject to shareholder approval of the Reorganization, among other conditions. If the Reorganization is consummated, Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. As further described in the attached Proxy Statement/Prospectus, although the principal investment strategies of the Existing Fund and the New Fund are substantially similar, the New Fund will be under different management than the Existing Fund. The Reorganization would also result in the Existing Fund’s existing shareholders becoming part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor.

Q.	What will happen to my existing shares in the Reorganization?

A.	The Existing Fund offers five classes of shares: Class A, Class C, Class F, Class I, and Class Y. The New Fund offers three classes of shares: Class A, Institutional Class, and Class R6.

Shareholders of the Existing Fund will receive shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

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As of the Record Date, there are no Class F shares of the Existing Fund currently outstanding and, accordingly, Class F shares of the Existing Fund are not being asked to approve the Reorganization Agreement. Class R6 of the New Fund will only be offered after the Reorganization.

As discussed below under “Fees and Expenses”, Existing Fund Class A shares are subject to a maximum initial sales charge of 4.00%, and Class C and Class I shares of the Existing Fund are offered without an initial sales charge. New Fund Class A shares are subject to a maximum initial sales charge of 4.00%.

Class Y shares of the Existing Fund are offered without an initial sales charge as are Institutional Class Shares of the New Fund.

The Class C shares of the Existing Fund have a 1.00% contingent deferred sales charge, and Class A and Class I shares of the Existing Fund do not have a contingent deferred sales charge. Class A shares of the New Fund do not have a contingent deferred sales charge.

Class Y shares of the Existing Fund do not have a contingent deferred sales charge nor do Institutional Class shares of the New Fund.

For the Existing Fund, the minimum initial investment in Class A and Class C shares is $1,000; Class I shares do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. For the New Fund, (i) the minimum initial investment in Class A shares is also $1,000, and subsequent investments can be made for $100; and (ii) the minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25.

Class Y shares of the Existing Fund do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. Institutional Class shares of the New Fund (except those shares purchased through an automatic investment plan), do not have a minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met.

You will not pay any sales charges in connection with the Reorganization T he new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same. For Class C and Class I shareholders, the price of the Class A shares of the New Fund may be different from the price of your current shares of the Existing Fund due to adjustments made to the price of Class C and/or Class I shares to account for any difference in the NAV of the Class C and Class I shares compared to the Class A shares as of the Closing Date,

Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are substantially the same.

Q.	Smith has historically focused on large cap investments. What are Smith’s capabilities with respect to the fixed income investments in which the New Fund will primarily invest?

A.	Smith utilizes a team approach for management, trading, and research on all of the funds and separately managed accounts that the firm currently manages. The team consists of ten members. In addition to Chief Investment Officer John Brim, the team is supported by four portfolio managers and four traders and research analysts. Consistent with all of Smith Group’s other fund and managed accounts, the Fund will have a named lead manager. The High Income Fund’s lead manager will be David Schiffman. David has been a Portfolio Manager on the fund since 2021. His biography is provided below in “Fund Management – New Fund – Portfolio Managers”.

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Q.        How will the Reorganization affect shareholder fees and expenses?

●	Management Fee: The management fee payable by the New Fund (0.65% of average daily net assets) is the same as the management fee payable by the Existing Fund.

●	Rule 12b-1 distribution and service fees: The Rule 12b-1 distribution and service fees for Class A shares of the New Fund (0.20% of average daily net assets) that Class A shares, Class C shares and Class I shares of the Existing Fund will receive in the Reorganization are the same as or lower as compared to the Rule 12b-1 distribution and service fees for Class A shares of the Existing Fund (0.20% of average daily net assets), Class C shares of the Existing Fund (1.00% of average daily net assets), and Class I shares of the Existing Fund (0.40% of average daily net assets). Institutional shares of the New Fund and Class Y shares of the Existing Fund are not subject to any Rule 12b-1 distribution and/or service fees.

●	Total annual fund operating expenses: The Reorganization is expected to result in lower gross total annual fund operating expenses as compared to the Existing Fund’s current gross total annual fund operating expenses.

In addition, Cantor has entered into an Expense Limitation Agreement with the New Trust, pursuant to which Cantor has agreed to waive or reduce its management fees and to assume other expenses of the New Fund in an amount that limits the Total Annual Operating Expenses of the New Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Cantor) but inclusive of organizational costs and offering costs) to not more than 1.20% and 1.00% of the New Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26 , 2026.

See “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for more information.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization. However, additional purchases of Class A shares of the New Fund after the Reorganization will be subject to an initial sales charge of 4,00% (as a percentage of the offering price). Existing Fund Class A shareholders currently pay an initial sales charge of 4.00%, and Class C and Class I shareholders do not currently pay any initial sales charge.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about the close of business on July 26, 2024 (the “Closing Date”).

Q.	Will the Reorganization create a taxable event for me?

A.	The Reorganization is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. Thus, the Existing Fund and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Who will pay for the Reorganization of the Existing Fund?

A.	The Existing Fund and the New Fund will not pay any costs related to the Reorganization of the Existing Fund if the Reorganization is consummated. The Reorganization Agreement provides that each of Cantor

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and AIM shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with the Reorganization; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting shareholder approval for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Existing Fund notifying shareholders of board approval of the Reorganization Agreement; (iii) the external legal costs associated with the proxy statement on N-14 preparation, filing and negotiations with the SEC incurred by counsel to the New Trust; (iv) the fees charged by the Existing Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of AIM’s counsel). If the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Existing Trust, including the Existing Fund. The estimated costs of the Reorganization are $165,000. Cantor and AIM have engaged BetaNXT, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $40,000 of the estimated total costs of the Reorganization.

Proposal 2- To approve the liquidation and termination of the Existing Trust

Q.	Why am I being asked to vote on Proposal 2 to liquidate and terminate the Existing Trust?

A.	Shareholders of the Existing Fund are being asked to approve Proposal 2 to liquidate and terminate the Existing Trust because, under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. The Existing Trust cannot be terminated without shareholder approval.

Q:	How will the liquidation and termination of the Existing Trust work?

A:	The liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in Proposal 2. If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the liquidation of such Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund to the New Fund in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1.

If shareholders of the Existing Trust approve the liquidation and termination of the Existing Trust as provided in Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or the Reorganization is not consummated, then the liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described in Proposal 2. Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Following the completion of the liquidation of the Existing Fund, the Existing Trust will be terminated in accordance with the Declaration of Trust of the Existing Trust as provided in Proposal 2.

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Q.	Who will pay for the liquidation and termination of the Existing Trust?

A.	Total costs of the liquidation and termination of the Existing Trust are estimated to be $100,000, which will be borne by the series of the Trust, including the Existing Fund, in the event Proposal 1 is not approved by shareholder or the Reorganization is otherwise not consummated.

The Board recommends that you vote “FOR” Proposal 1 and Proposal 2.

Both Proposals

Q.	How will shareholder voting be handled?

A.	Shareholders who own shares of the Existing Fund at the close of business on April 15, 2024 will be entitled to vote at the Special Meeting, and will be entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on April 15, 2024.

Approval of the Reorganization requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on April 15, 2024. The shareholders of the Existing Fund will vote together as a single class and the voting power of the shares of each class of the Existing Fund will be counted together in determining the results of the voting for the Reorganization.

Approval of the liquidation and termination of the Existing Trust requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust, taken as a whole, outstanding and entitled to vote on April 15, 2024. The shareholders of each series of the Existing Trust will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for the liquidation and termination of the Existing Trust. As of the Record Date, there are two series of the Existing Trust: the Existing Fund and Aquila Opportunity Growth Fund. Aquila Opportunity Growth Fund will receive a separate proxy statement with respect to Proposal 2 and a proposal for its own reorganization into a different new series of the New Trust .

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the Proposal.

BetaNXT has been retained by the Existing Fund to solicit, collect and tabulate shareholder votes. Please vote by proxy as soon as you receive this Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

Q:	May I redeem my shares of the Existing Fund prior to the Closing Date of the Reorganization?

A:	Yes. You may redeem your shares of the Fund(s) at any time prior to the Closing Date. Please see the Existing Fund’s prospectus, which describes how to redeem shares.

Q:	May I redeem my shares of the Existing Fund prior to the Liquidation Date (if the liquidation and termination of the Existing Trust is approved by shareholders but the Reorganization is not approved by shareholders or the Reorganization is not consummated)?

A:	Yes. You may redeem your shares of the Existing Fund at any time prior to the Liquidation Date. Please see the Existing Fund’s prospectus, which describes how to redeem shares.

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Q:	Will redeeming my shares prior to the Closing Date or the liquidation and termination of the Existing Trust, as applicable, or receiving a liquidating distribution from the Existing Fund in connection with the liquidation and termination of the Existing Trust, create U.S. federal income tax consequences for me?

A:	For a shareholder that holds the Existing Fund’s shares in a taxable account, each of the redemption of Existing Fund shares and/or the receipt of a liquidating distribution from the Existing Fund (outside the context of the Reorganization) is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds or a liquidating distribution will be treated as having received the redemption or liquidation proceeds in exchange for the shareholder’s shares of the Existing Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Existing Fund. Any dividends or capital gain distributions received will be taxable in the normal manner. The federal income tax consequences of the liquidation are described generally in the Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q:	What will happen if shareholders do not approve the Reorganization, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved by shareholders?

A:	If the shareholders of the Existing Fund do not approve the Reorganization as described in Proposal 1, if the reorganization of the Aquila Opportunity Growth Fund is not approved by the shareholders of the Aquila Opportunity Growth Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Reorganization is one of two reorganizations of the series of the Existing Trust (the Existing Fund and the Aquila Opportunity Growth Fund) into different series of the New Trust , and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated. If the Reorganization does not take place, and the liquidation and termination of the Existing Trust is not approved, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, the Reorganization Agreement, the liquidation and termination of the Existing Trust, the Plan of Liquidation, the Proxy Statement, or the proxy card, please do not hesitate to call (888) 734-2670.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
YOUR VOTE IS VERY IMPORTANT!

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COMBINED PROXY STATEMENT/PROSPECTUS

May 28, 2024

FOR THE REORGANIZATION OF
Aquila High Income Fund
a series of Aquila Funds Trust

Class A	ATPAX
Class C	ATPCX
Class I	ATIPX
Class Y	ATPY X

120 West 45th Street, Suite 3600
New York, New York 10036
800-437-1000

____________________

IN EXCHANGE FOR SHARES OF

Cantor Fitzgerald High Income Fund
a series of Cantor Select Portfolios Trust

Class A	ATPAX
Institutional Class	ATPY X

110 E. 59th Street
New York, NY 10022

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of Aquila High Income Fund (the “Existing Fund”), a series of Aquila Funds Trust (the “Existing Trust”), in connection with the Special Meeting of Shareholders (“Special Meeting”) of the Existing Trust and the Existing Fund to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 on July 12, 2024, at 2:00 p.m. Eastern time. At the Special Meeting, shareholders will be asked to consider the following proposals:

Proposals

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Existing Trust, on behalf of the Existing Fund and Cantor Select Portfolios Trust (“New Trust”), on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Proposal 1: To approve the Reorganization Agreement between the Existing Trust, on behalf of the Existing Fund and the New Trust, on behalf of the New Fund

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The Reorganization Agreement provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets, the New Fund will simultaneously assume all the liabilities of Existing Fund and issue New Fund shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about the close of business on July 26, 2024 (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund on the Closing Date of the Reorganization will receive a number of shares of a class of the New Fund with the same aggregate value as the shareholder had in the shares of the Existing Fund immediately before the Reorganization. On the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

A copy of the Reorganization Agreement is attached as Exhibit A. Each of the Existing Trust and the New Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Existing Trust is a Massachusetts business trust. The New Trust is a Delaware statutory trust. Aquila Investment Management LLC (“AIM”) serves as the investment adviser for the Existing Fund. Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) will serve as the investment adviser to the New Fund and Smith Group Asset Management, LLC (“Smith”) will be the sub-adviser. Certain of the Funds’ other service providers are listed below.

	Existing Fund	New Fund
Administrator	AIM	Ultimus Fund Solutions, LLC
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	Ultimus Fund Solutions, LLC
Fund Accountant	BNY Mellon Investment Servicing (US) Inc.	Ultimus Fund Solutions, LLC
Distributor	Aquila Distributors LLC	Ultimus Fund Distributors, LLC

The Existing Fund and New Fund each have the identical investment objective to seek to obtain high current income.

Proposal 2: To approve the liquidation and termination of the Existing Trust

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust because, under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

The liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in Proposal 2. If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the liquidation of the Existing Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund, a series of the Existing Trust, to the New Fund, a series of the New Trust, in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however, shareholders must approve the liquidation and termination of the Existing Trust separate from the reorganization of the Existing Fund as described in Proposal 1.

If shareholders of the Existing Trust approve the liquidation and termination of the Existing Trust as provided in Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or

2

the Reorganization is not consummated, then the liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described in Proposal 2. Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Following the completion of the liquidation of each series of the Existing Trust, the Existing Trust will be terminated in accordance with the Existing Trust’s Declaration of Trust as provided in Proposal 2.

This Proxy Statement contains information you should know before voting on the Proposals. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 800-437-1000. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended December 31, 2023, please contact the Existing Fund at 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or write to the Aquila High Income Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

This Proxy Statement sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement.) For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated May 1, 2024, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund dated May 1, 2024, has been filed with the SEC, and is incorporated by reference into this Proxy Statement.

The Existing Fund’s Prospectus dated May 1, 2024, Annual Report to Shareholders for the fiscal year ended December 31, 2023, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents as well as the Existing Fund’s Statement of Additional Information are available upon request and without charge by calling 800-437-1000 or visiting the Existing Fund’s website www.aquilafunds.com or writing to the Aquila High Income Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

This Proxy Statement will be mailed on or about May 28, 2024, to shareholders of record of the Existing Fund as of April 15, 2024 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

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Table of Contents

PROPOSAL 1: TO APPROVE THE REORGANIZATION AGREEMENT	1

SYNOPSIS	1

The Reorganization	1
A General Description of The Funds	2
Investment Objectives and Investment Strategies	2
The Fund’s Performance	4
Investment Limitations	5
The Funds’ Purchase, Exchange and Redemption Procedures	5
Purchase Procedures	8
Redemption Procedures	9

PRINCIPAL RISKS OF INVESTING IN THE FUNDS	13

FEES AND EXPENSES	21

INFORMATION RELATING TO THE REORGANIZATION	26

Description of the Reorganization	26
Federal Income Taxes	27
Capitalization	29

REASONS FOR THE REORGANIZATION	30

SHAREHOLDER RIGHTS	33

General Shareholder Rights	33
Taxes	36

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	37

Shareholder Approval of Proposal 1	38

PROPOSAL 2: TO APPROVE THE LIQUIDATION AND TERMINATION OF THE EXISTING TRUST	38

Liquidation and Termination of the Existing Trust	38
Reasons for the Liquidation and Termination of the Existing Trust	39
Summary of the Plan of Liquidation	40
Material Federal Income Tax Consequences of the Liquidation of the Existing Fund	41
Shareholder Approval of Proposal 2	42
Costs of Reorganization of the existing fund and the liquidation and termination of the existing Trust	42

VOTING MATTERS	43

General Information	43
Quorum and Required Vote	43

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	46

Record Date and Outstanding Shares	46
Security Ownership of Certain Beneficial Owners and Management	46

OTHER BUSINESS	47

SHAREHOLDER INQUIRIES	47

EXHIBIT A	A-1

EXHIBIT B	B-1

EXHIBIT C	C-1

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PROPOSAL 1: TO APPROVE THE REORGANIZATION AGREEMENT

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund. The prospectus for the New Fund is not yet effective. The Existing Fund and the New Fund are each referred to herein as a “Fund” and, together, the “Funds”.

The Reorganization

Background. Shareholders of the Existing Fund are being asked to approve the Reorganization Agreement that provides for the Reorganization of the Existing Fund into the New Fund, a newly-created series of the New Trust, which has the same investment objective and substantially similar investment strategies as the Existing Fund.

Pursuant to the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange solely for (a) the New Fund’s assumption of all the liabilities of Existing Fund and (b) shares of the New Fund. The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation of the Existing Fund. Shares of the Existing Fund will be exchanged for shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. There will be no repositioning of the Existing Fund’s portfolio in connection with the Reorganization.

The Board of Trustees of the Existing Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Existing Trust recommends that you vote FOR approval of the Reorganization. A discussion of the factors that the Board of Trustees of the Existing Trust considered before approving the Reorganization is included in the section “Reasons for the Reorganization.”

Tax Consequences. As a condition of the Reorganization, the Existing Fund and New Fund must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither shareholders of the Existing Fund nor the Existing Fund will recognize a gain or loss as a direct result of the Reorganization of the Existing Fund, and that the holding period and aggregate tax basis of shares of the New Fund received by shareholders of the Existing Fund will generally be the same as the holding period and aggregate tax basis of shares of the Existing Fund surrendered in the Reorganization. Prior to the consummation of the Reorganization, a shareholder may redeem its Existing Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

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Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Existing Fund, the Existing Fund’s adviser does not intend to sell any securities prior to the Reorganization.

Special Considerations and Risk Factors. The investment objective, principal investment strategies, and investment policies of the Existing Fund and the New Fund are substantially similar. For a comparison of each Fund’s investment objectives and principal investment strategies, see “Investment Objective and Investment Strategies” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks of Investing in the Funds” below.

A General Description of The Funds

The New Trust is an open-end management investment company organized as a Delaware statutory trust on December 16, 2021. The New Fund is a series of the New Trust. The Existing Trust is an open-end management investment company organized as a Massachusetts business trust in 1982. The Existing Fund is a series of the Existing Trust. The Existing Fund offers five classes of shares, designated Class A, Class C, Class F, Class I, and Class Y. As of the Record Date, there were no Class F shares of the Existing Fund outstanding. The New Fund offers Class A, Institutional Class, and newly created Class R6 shares. If the Reorganization is approved, Class A shareholders of the Existing Fund will receive Class A shares of the New Fund, Class C shareholders of the Existing Fund will receive Class A shares of the New Fund, Class I shareholders of the Existing Fund will receive Class A shares of the New Fund, Class Y shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. Class F shares of the Existing Fund will be closed and no longer offered. Class R6 shares will only be offered after the Reorganization.

Investment Objectives and Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information regarding each Fund may be found in the applicable Fund’s prospectus.

	Existing Fund	New Fund	Comparison
Investment Objective	The Existing Fund seeks to obtain high current income. The Fund’s investment objective is a fundamental policy and cannot be changed without shareholder approval.	The New Fund seeks to obtain high current income. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board.	The investment objective of the Existing Fund and the New Fund is identical. However, the Existing Fund’s investment objective is a fundamental policy and cannot be changed without shareholder approval, whereas the New Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board.
Principal Investment Strategies	The Existing Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they	The New Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they	The principal investment strategies of the Existing Fund and the New Fund are identical.

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Existing Fund	New Fund	Comparison

may be unrated. It is anticipated that the Existing Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the Existing Fund purchases can be of any maturity but the average effective weighted maturity of the Existing Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years.

In addition to considering economic factors such as the effect of interest rates on the Existing Fund’s investments, AIM applies a “bottom up” approach in choosing investments. AIM considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Existing Fund’s investment policies. AIM also employs a relative value analysis and fundamental credit research on potential investments in an effort to identify companies with attractive characteristics such as improving balance sheets, improving cash flow or interest coverage, improving earnings, hidden or unappreciated value, management quality, and/or strong business models.

Within the parameters of the Existing Fund’s specific investment policies, the Existing Fund may invest may be unrated. It is anticipated that the New Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the New Fund purchases can be of any maturity, but the average effective weighted maturity of the New Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years.

In addition to considering economic factors such as the effect of interest rates on the New Fund’s investments, Smith applies a “bottom up” approach in choosing investments. Smith considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the New Fund’s investment policies. Smith also employs a relative value analysis and fundamental credit research on potential investments in an effort to identify companies with attractive characteristics such as improving balance sheets, improving cash flow or interest coverage, improving earnings, hidden or unappreciated value, management quality, and/or strong business models.

Within the parameters of the New Fund’s specific investment policies, the New Fund may invest without limit

3

Existing Fund	New Fund	Comparison
without limit in foreign debt, including debt of emerging markets issuers. The Existing Fund may also invest in subordinated securities and may hold cash or other short- term investments.	in foreign debt, including debt of emerging markets issuers. The New Fund may also invest in subordinated securities and may hold cash or other short- term investments.

For a discussion of the risks of investing in each Fund, please see PRINCIPAL RISKS OF INVESTING IN THE FUNDS in this Proxy Statement.

The Fund’s Performance.

The New Fund is a newly-formed “shell” fund that has not yet commenced operations, and, therefore, has no performance history predating the Reorganization. The New Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Existing Fund and continue the business of the Existing Fund. Therefore, after the Reorganization, the Existing Fund will remain the accounting survivor and performance survivor. This means that the New Fund will continue to show the historical investment performance and returns of the Existing Fund (even after liquidation). The New Fund will be the legal survivor of the Reorganization.

The following bar chart and table show you how the Existing Fund has performed in the past, and can help you understand the risks of investing in the Existing Fund. The bar chart shows how the Existing Fund’s Class Y share performance has varied for each full calendar year shown. The table below the bar chart compares the Existing Fund’s returns (after applicable sales charges shown in Fees and Expenses below) for the periods shown with a broad measure of market performance.

Until September 30, 2021, Three Peaks Capital Management, LLC served as the sub-adviser of the Existing Fund, and the Existing Fund was known as “Aquila Three Peaks High Income Fund.” Effective October 1, 2021, AIM became directly responsible for portfolio management decisions for the Existing Fund.

Best Quarter	Worst Quarter
5.03%	-7.02%
Q4 2023	Q2 2022

4

The Existing Fund’s past performance (before and after taxes) is no guarantee of how the New Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	4.52%	3.39%	3.19%
Class C	7.08%	3.42%	2.79%
Class I	8.87%	4.14%	3.51%
Class Y	9.29%	4.46%	3.82%
Class Y Returns After Taxes:
On Distributions	7.20%	2.63%	1.93%
On Distributions and Redemption	5.44%	2.63%	2.08%
Bloomberg US Corporate High Yield Total Return Index Value Unhedged*	13.44%	5.37%	4.60%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Investment Limitations

The Funds’ fundamental investment limitations are identical, except that the Existing Fund’s investment objective is a fundamental policy and cannot be changed without shareholder approval, whereas the New Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board.

The Funds’ Purchase, Exchange and Redemption Procedures

Each Fund’s purchase and redemption procedures and policies regarding frequent trading as well as other features related to investing in the Funds are materially similar and summarized below. The polices of each Fund with respect to valuation and dividends are also materially similar. A more complete description of the Existing Fund’s policies and procedures can be found in the Existing Fund’s Prospectus. The prospectus for the New Fund is not yet effective.

Share Classes

The Existing Fund offers five classes of shares: Class A, Class C, Class F, Class I, and Class Y. The New Fund offers three classes of shares: Class A, Institutional Class, and Class R6.

5

Shareholders of the Existing Fund will receive shares of the New Fund in the Reorganization as set forth in the table below:

Existing Fund Shares	New Fund Shares
Class A	Class A
Class C	Class A
Class I	Class A
Class Y	Institutional Class

As of the Record Date, there were no Class F shares of the Existing Fund currently outstanding and, accordingly, Class F shares of the Existing Fund are not being asked to approve Proposal 1.

Class R6 of the New Fund will only be offered after the Reorganization.

As discussed below under “Fees and Expenses”, Existing Fund Class A shares are subject to a maximum initial sales charge of 4. 00 % and New Fund Class A shares are also subject to a maximum initial sales charge of 4.00%. The other share classes of the Existing Fund and the Institutional Class shares of the New Fund are offered without an initial sales charge. You will not pay any sales charges in connection with the Reorganization.

The Class C shares of the Existing Fund have a 1.00% contingent deferred sales charge, and none of the New Fund’s share classes have a contingent deferred sales charge. You will not pay any sales charges in connection with the Reorganization.

For the Existing Fund, the minimum initial investment in Class A and Class C shares is $1,000; Class I, and Class Y shares do not have a stated investment minimum, but may only be purchased through a financial intermediary, which may impose separate investment minimums. For the New Fund, (i) the minimum initial investment in Class A shares is also $1,000, and subsequent investments can be made for $100; (ii) the minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25; and (iii) for Institutional Class (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met.

Pricing Fund Shares

Each Fund’s share price (also called “net asset value” or “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00pm Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by each Fund or its authorized agents.

Existing Fund:

The net asset value of the shares of the Existing Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Fixed-income securities and certain derivative instruments generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations. Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their

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fair value. AIM has been designated as the Existing Fund’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Existing Trust Board.

AIM also monitors information it routinely receives for significant events it believes will affect prices of portfolio instruments held by the Existing Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If AIM is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that AIM believes has affected or is likely to affect the price of the instrument, AIM, as the Existing Fund’s Valuation Designee, will use its best judgment to determine a fair value for that portfolio instrument.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement. Non-U.S. markets are open for trading on weekends and other days when the Existing Fund does not price its shares. Therefore, to the extent, if any, that the Existing Fund invests in securities traded in non-U.S. markets, the value of the Existing Fund’s shares may change on days when you will not be able to purchase or redeem Existing Fund shares.

New Fund:

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the New Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The New Fund’s NAV per share of the New Fund is calculated by dividing the value of the New Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that the New Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price shares, the NAV of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of the New Fund is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00pm Eastern time. The New Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the New Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the New Fund’s SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with the New Fund’s policies and procedures established by the Board of Trustees of the New Trust (“New Trust Board”). In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. The New Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of the New Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of the New Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Comparison: The pricing policies for the Existing Fund and the New Fund have no material differences. Based on the portfolio holdings as of the date of this Proxy Statement/Prospectus, it is not anticipated that the valuation of the

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Existing Fund’s portfolio securities under the Existing Fund’s valuation procedures will be materially different than the valuation of the portfolio securities under the Acquiring Fund’s valuation procedures.

Purchase Procedures.

Each Fund prices direct purchases with the transfer agent based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after the shareholder’s order is received. Direct purchase orders received by the Existing Fund and the New Fund by the close of the regular session of trading on the NYSE, generally 4:00pm, Eastern time, are effected at that day’s public offering price or NAV.

Both the Existing Fund and the New Fund have authorized broker-dealers and other financial institutions (including their designated intermediaries) who have entered into selling agreements with the Fund’s distributor to accept on their behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee receives the purchase order, and the purchase order is processed at the NAV next calculated thereafter.

Automatic Investment Plan.

Existing Fund: You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Existing Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Existing Fund requires that you complete the New Account Application. Once your New Account Application is received by the Existing Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Existing Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Existing Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

New Fund: The New Fund permits you to make automatic monthly investments in the New Fund from your bank, savings and loan or other depository institution, and the New Fund allows minimum investments of $250 and subsequent investments of $25 under its automatic investment plan.

Comparison: The Existing Fund only permits automatic investments from an employer’s payroll and only for certain share classes, but the Existing Fund does not set a minimum on such investments. The New Fund permits automatic investments from any account but imposes minimums on such investments.

Exchange Privilege.

Existing Fund: Generally, you can exchange shares of any class of the Existing Fund into shares of the same class of another fund in the Aquila Group of Funds without the payment of a sales charge or any other fee.

If applicable, shares you acquire as part of an exchange will continue to be subject to any CDSC that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your CDSC.

Because excessive trading in Existing Fund shares can be harmful to the Existing Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Existing Fund or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Existing Fund or any other funds in the Aquila Group of Funds.

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Before you request an exchange, consider the investment objectives and policies of the Existing Fund for which you are exchanging shares, as described in that fund’s prospectus. You generally will have to pay income taxes on an exchange.

Certain shareholders may be eligible to exchange their shares for shares of another class of the same fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about same fund exchanges.

New Fund: You may use proceeds from the redemption of shares of any series of the New Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Cantor Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Comparison: The policies regarding the exchange privileges of the Existing Fund and the New Fund are similar in that shareholders may exchange their shares of their Fund for shares of another Fund in the fund family. The New Fund does not have a policy regarding exchanges of share classes within a Fund.

Redemption Procedures.

For each of the Existing Fund and New Fund, a shareholder may sell some or all of the shareholder’s shares on any day that the Fund calculates its NAV. If the shareholder’s request is received by each Fund’s distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day’s NAV for the shares you sell, minus any applicable sales charge. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan, and indirectly through a financial intermediary. The Existing Fund also permits redemptions online.

The Existing Fund and the New Fund generally intend to redeem shares in cash but each reserve the right to pay for redemptions with portfolio securities under certain conditions. However, the Existing Fund and the New Fund have each made an irrevocable election under Rule 18f-1 of the 1940 Act, wherein each Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period.

Systematic Withdrawal Plan

Existing Fund:

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Existing Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

New Fund:

A shareholder who owns New Fund shares of a particular class valued at $5,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, the New Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether

9

dividends and distributions are reinvested in shares of the New Fund or paid in cash. Call or write the New Fund for an application form.

Comparison: The systematic withdrawal plans of the Existing Fund and the New Fund are substantially similar. However, the Existing Fund’s systematic withdrawal plan is limited to certain share classes, and the New Fund’s systematic withdrawal plan is available to all share classes. The minimum amount a shareholder can withdraw is higher for the Existing Fund than for the New Fund.

Low Balances

Existing Fund: The Existing Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

New Fund: For Class A shares, the New Fund reserves the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class and Class R6 shares of the New Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Comparison: The Existing Fund’s minimum account size is the same for all share classes. The minimum required balance varies by share class for the New Fund. The minimum for Class A shares of the New Fund is higher than that of the Existing Fund, but the minimum for the other share classes in the New Fund are the same as for the Existing Fund. The notice period before closing an account is longer for the Existing Fund than for the New Fund.

Distribution Arrangements and Shareholder Servicing

Pursuant to Rule 12b-1 under the 1940 Act, both the Existing Fund and the New Fund have adopted plans (each a “Plan”) of distribution pursuant to which each Fund may directly incur or reimburse the distributor for certain expenses and fees related to the distribution and sale of its shares and for services provided to shareholders. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments are commonly referred to as “12b-1 fees.”

Existing Fund: Pursuant to the Plan, the Existing Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

●	0.20% of the average annual net assets represented by Class A shares of Existing Fund;

●	0.75% of the average annual net assets represented by Class C Shares of the Existing Fund; and

●	0.25% of the average annual net assets represented by Class I Shares of the Existing Fund (a distribution fee of up to 0.15% of the average annual net assets represented by Class I Shares of the Existing Fund is currently authorized by the Trustees of the Existing Fund).

The Existing Fund also has a Shareholder Services Plan that authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their

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accounts. The Shareholder Services Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Existing Fund’s assets represented by the shares of the applicable class. Service fees with respect to Class C Shares will be paid to the Distributor.

New Fund: The Plan for the New Fund provides that the New Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. The other share classes of the New Fund do not charge a 12b-1 fee.

Comparison: The 12b-1 fees of the New Fund are lower than those of the Existing Fund for each share class.

Frequent Trading Policy

Existing Fund:

The Existing Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Existing Fund prices its portfolio and determines the net asset value per share. As a result, the Existing Fund believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Existing Fund recognizes that the possible presence of foreign securities in the Existing Fund’s portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Existing Fund shareholders, which may, if carried out on a large scale, impose burdens on the Existing Fund’s portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Existing Fund and its other shareholders. The Existing Fund therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Existing Fund. As stated above, the Existing Fund and the Distributor may reject any order for the purchase of shares. For example, the Existing Trust Board has determined that the Existing Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Existing Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Existing Fund shares. The Existing Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and, therefore, may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Existing Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Existing Fund’s policy on frequent trading extends to purchases through exchanges.

New Fund:

Frequent purchases and redemptions (“Frequent Trading”) of shares of the New Fund may present a number of risks to other shareholders of the New Fund. These risks may include, among other things, dilution in the value of shares of the New Fund held by long-term shareholders, interference with the efficient management by Cantor of the New Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the New Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the New Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the New Fund.

The New Trust Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the New Fund. The New Fund does not accommodate Frequent Trading. Under the adopted policy, the New Fund’s transfer agent provides a daily record of shareholder trades to Cantor. The New Fund’s transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. Cantor has the discretion to limit investments from an investor that Cantor believes has a pattern of Frequent Trading that Cantor considers not to be in the best interests of the other shareholders in the Fund by the New Fund’s refusal of further purchase orders from such investor. The New Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of the New Fund’s net asset value. In the event such a purchase and redemption

11

pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

Cantor may waive this policy when it determines that shareholder action is not detrimental to the New Fund or reflects a genuine financial need of the shareholder. Otherwise, Cantor intends to apply this policy uniformly, except that the New Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the New Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Fund shares without the identity of the underlying shareholder being immediately known to the New Fund. Accordingly, the ability of the New Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the New Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if Cantor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the New Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of Cantor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, Cantor may choose to allow further purchase orders from such investor account.

Comparison:

Both Fund discourage market timing and seek to identify and prevent it using similar policies.

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Dividend Policies

Existing Fund:

The Existing Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Existing Fund invests primarily in equity securities, distributions from the Existing Fund, if any, may consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Existing Fund has held the securities it sells. If the Existing Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Existing Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Existing Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.

New Fund:

The New Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the New Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the New Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Comparison: The dividend policies for the Existing and New Fund are substantially the same.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The Existing Fund and the New Fund are subject to identical investment risks.

	Existing Fund	New Fund
Principal Risks of Investing in the Fund	Market Risk. The market prices of securities or other assets held by the Existing Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer	Market Risk. The market prices of securities or other assets held by the New Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer

13

Existing Fund	New Fund

or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Existing Fund’s investments, impair the Existing Fund’s ability to satisfy redemption or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the New Fund’s investments, impair the New Fund’s

14

Existing Fund	New Fund

requests, and negatively impact the Existing Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Existing Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Existing Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and ability to satisfy redemption requests, and negatively impact the New Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the New Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the New Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading

15

Existing Fund	New Fund

financial markets generally. The U.S. government has prohibited U.S. persons, such as the Existing Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Existing Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Existing Fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Existing Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Existing Fund’s investments may be negatively affected. The Existing Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Existing Fund’s fixed partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the New Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the New Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the New Fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the New Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the New Fund’s investments may be negatively affected. The New Fund may experience a substantial or complete loss on any security or investment.

16

Existing Fund	New Fund

income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Existing Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Existing Fund or a counterparty to a financial contract with the Existing Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Existing Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Interest Rate Risk. The market prices of the New Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the New Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the New Fund or a counterparty to a financial contract with the New Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The New Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade

17

Existing Fund	New Fund

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Existing Fund’s

(i.e., BBB/Baa) may be considered to have speculative characteristics.

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency

18

Existing Fund	New Fund

investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Liquidity Risk. The Existing Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Existing Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Existing Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Existing Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Existing Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Existing Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Existing Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower controls and speculation. Sanctions or other government actions against certain countries could negatively impact the New Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Liquidity Risk. The New Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the New Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the New Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The New Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the New Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the New Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The New Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of

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Existing Fund	New Fund

than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if AIM’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by AIM.

Valuation Risk. Nearly all of the Existing Fund’s investments are valued using a fair value methodology. The sales price the Existing Fund could receive for any particular portfolio investment may differ from the Existing Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Existing Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Existing Fund may experience heavy redemptions that could cause the Existing Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of AIM, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if Smith’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by Smith.

Valuation Risk. Nearly all of the New Fund’s investments are valued using a fair value methodology. The sales price the New Fund could receive for any particular portfolio investment may differ from the New Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the New Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The New Fund may experience heavy redemptions that could cause the New Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of Cantor or Smith, Transfer Agent, Custodian,

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Existing Fund	New Fund
Existing Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Existing Fund or their investment in the Existing Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Existing Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Existing Fund and its shareholders could be negatively impacted as a result.	Distributor or other service providers may disrupt Fund operations, interfere with the New Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the New Fund or their investment in the New Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the New Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The New Fund and its shareholders could be negatively impacted as a result.

FEES AND EXPENSES

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that a shareholder would pay if the shareholder were to buy, hold or sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Existing Fund for the fiscal year ended December 31, 2023 and the pro forma expenses of the New Fund after giving effect to the Reorganization, based on pro forma net assets as of December 31, 2023. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. A shareholder will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of shares of the New Fund from the Reorganization.

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Aquila High Income Fund – Class A Shares	4.00%	None[5]	None	None
Cantor High Income Fund – Class A Shares	4.00%	None	None	None
Aquila High Income Fund – Class C Shares	None	1.00%	None	None
Cantor High Income Fund – Class A Shares	4.00%	None	None	None
Aquila High Income Fund – Class I Shares	None	None	None	None
Cantor High Income Fund – Class A Shares	4.00%	None	None	None
Aquila High Income Fund – Class Y Shares	None	None	None	None
Cantor High Income Fund – Institutional Class Shares	None	None	None	None

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Comparison of Annual Operating Expenses
(as a percentage of average net assets)

	Aquila High Income Fund – Class A Shares	Aquila High Income Fund – Class C Shares	Aquila High Income Fund – Class I Shares	Aquila High Income Fund – Class Y Shares	Pro Forma Cantor High Income Fund – Class A Shares	Pro Forma Cantor High Income Fund – Institutional Class Shares
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.40%	None	0.20%	None
Other Expenses	0.57%[3]	0.56%[3]	0.44%[3]	0.57%[3]	0.47%[1]	0.47%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Fund Operating Expenses	1.43%	2.22%	1.50%	1.23%	1.33%	1.13%
Fee Waivers/ Reimbursements[2]	-0.22%[4]	-0.22%[4]	-0.22%[4]	-0.22%[4]	-0.12% [2]	-0.12% [2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.21%	2.00%	1.28%	1.01%	1.21%	1.01%

[1]	Other expenses are restated to reflect current contractual fees of the Cantor High Income Fund .

[2]	The Cantor High Income Fund ’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Cantor High Income Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.20% and 1.00% of the Cantor High Income Fund ’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26, 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

[3]	Restated to reflect current expenses of the Aquila High Income Fund .

[4]	AIM has contractually undertaken to waive fees and/or reimburse Aquila High Income Fund expenses (other than portfolio transaction and other investment related costs, prime broker fees and expenses, interest expense, dividend expenses related to short sales if any, and acquired fund fees and expenses) so that total Aquila High Income Fund expenses will not exceed 1.20% for Class A Shares, 1.99% for Class C Shares, 1.27% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2025. Prior to April 30, 2025, the arrangement may not be terminated without the approval of the Board of Trustees. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of such reimbursed expenses or waived fees, AIM may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by Aquila High Income Fund to AIM.

[5]	Shareholders of the Aquila High Income Fund who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within 18 months of purchase.

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Examples

This Example is intended to help you compare the cost of investing in the Aquila High Income Fund with the cost of investing in the Cantor High Income Fund . The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Aquila High Income Fund – Class A Shares	$518	$814	$1,130	$2,026
Cantor High Income Fund – Class A Shares	$691	$949	$1,2 40	$2,06 4
Aquila High Income Fund – Class C Shares	$303	$673	$1,170	$2,154
Cantor High Income Fund – Class A Shares	$691	$949	$1,2 40	$2,06 4
Aquila High Income Fund – Class I Shares	$130	$453	$798	$1,772
Cantor High Income Fund – Class A Shares	$691	$949	$1,2 40	$2,06 4
Aquila High Income Fund – Class Y Shares	$103	$369	$655	$1,469
Cantor High Income Fund – Institutional Class Shares	$103	$33 5	$598	$1,35 3

You would pay the following expenses if you did not redeem your Class C Shares:

	1 Year	3 Years	5 Years	10 Years
Aquila High Income Fund – Class C Shares	$203	$673	$1,170	$2,154

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FUND MANAGEMENT

Existing Fund

Advisor

AIM, 120 West 45th Street, Suite 3600, New York, NY 10036, AIM, is the Existing Fund’s investment advisor under an Advisory and Administration Agreement. With respect to the Existing Fund, AIM is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

AIM is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of the Existing Fund in the Aquila Group of Funds. As of December 31, 2023, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, Aquila High Income Fund and Aquila High Income Fund, with aggregate assets of approximately $2.087 billion, of which approximately $1.875 billion consisted of assets of the tax-free municipal bond funds, $94 million in Aquila High Income Fund and $118 million in Aquila High Income Fund. AMC’s address is the same as that of AIM. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

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During the fiscal year ended December 31, 2023, the Existing Fund accrued a management fee to AIM at the annual rate of 0.65 of 1% of its average annual net assets. After waivers, the Existing Fund paid management fees at the annual rate of 0.43 of 1% of its average annual net assets for the fiscal year ended December 31, 2023.

AIM has contractually undertaken to waive fees and/or reimburse Existing Fund expenses (other than portfolio transaction and other investment related costs, prime broker fees and expenses, interest expense, dividend expenses related to short sales if any, and acquired fund fees and expenses) so that total Existing Fund expenses will not exceed 1.20% for Class A Shares, 1.99% for Class C Shares, 0.95% for Class F Shares, 1.27% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2025. Prior to April 30, 2025, the arrangement may not be terminated without the approval of the Board of Trustees. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of such reimbursed expenses or waived fees, AIM may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by Existing Fund to AIM.

Portfolio Managers

Mr. David Schiffman is the Lead Portfolio Manager of the Existing Fund since October 2021. Mr. Pedro Marcal is the Co-Portfolio Manager of the Existing Fund since October 2021.

Mr. Schiffman is a Portfolio Manager at AIM since September 2021. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and the Bond Club of New York.

Mr. Marcal is Director of Equities and High Yield and a Portfolio Manager at AIM since September 2021. Mr. Marcal was Founder and Owner of Maccabee, LLC from September 2012 to September 2021. Mr. Marcal was a Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. from 2018 to 2019, where he managed Foresters’ global equities mutual fund and co-managed its U.S. equity analyst and trading teams. Previously, Mr. Marcal was a mutual fund global and international portfolio manager at Fred Alger Management, Inc. from 2013 to 2018, where he managed international equity funds, and a portfolio manager at Allianz Global Investors from 1994 to 2012, where he managed global and international mutual funds. Mr. Marcal has a Bachelor of Arts in economics from University of California, San Diego and an MBA from University of California at Los Angeles Anderson School of Business.

New Fund

Advisor

The New Fund’s investment advisor is Cantor, located at 110 East 59th Street, NY, NY 10022. Cantor was established and became registered in 2010 as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Cantor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the New Trust, Cantor manages the investment portfolio and business affairs of the New Fund.

As full compensation for the investment advisory services provided to the New Fund, Cantor receives monthly compensation based on the New Fund’s average daily net assets at the annual rate of 0.65%.

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In the interest of limiting expenses of the New Fund, Cantor has entered into an Expense Limitation Agreement with the Trust, pursuant to which Cantor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the New Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Cantor) but inclusive of organizational costs and offering costs) to not more than 1.20% and 1.00% of the New Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26 , 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor

The New Fund’s sub-advisor is Smith located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Smith is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to a sub-advisory agreement with Cantor, Smith provides the New Fund with a program of continuous supervision of the New Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. Smith is also responsible for the selection of broker-dealers through which the New Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

As full compensation for the investment advisory services provided to the New Fund, Smith is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%.

Portfolio Managers

The individuals listed below are jointly and primarily responsible for day to day management of the New Fund’s portfolio. The New Fund’s lead portfolio manager is David Schiffman, who has served in that capacity since October 2021. John Brim is also a member of the investment team that manages the New Fund and has served as Co-Portfolio Manager since July 2024.

David Schiffman Portfolio Manager. David Schiffman has been Portfolio Manager at Smith since July, 2024. Mr. Schiffman was previously a Portfolio Manager at Aquila Investment Management LLC from September 2021 to July 2024. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and the Bond Club of New York.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

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INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously assume all the liabilities of the Existing Fund and issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of the New Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws of the New Trust, the New Trust may issue an indefinite number of shares of beneficial interest for each class of shares of the New Fund. By class, each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees with respect to each class. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV without a sales charge, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of the New Trust or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to that class of shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund’s assets, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the New Fund shares due to the shareholders of the Existing Fund. Class A shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class C shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class I shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class Y shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. Class F of the Existing Fund will be closed, and Class R6 shareholders of the New Fund will not be offered until after the Reorganization. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on July 26, 2024 (the “Closing Date”). No shares of the New Fund to be issued will have preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Existing Fund shareholders. The Existing Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of the Existing Fund; (ii) an undertaking from the New Trust Board of Trustees that for a period of no less than 3 years following the closing of the Reorganization it will be composed of at least 75% of persons who are not interested persons of Cantor, Smith or AIM; and (iii) an undertaking from the New Trust Board of Trustees that it will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. In addition, the Reorganization Agreement contains a condition that requires that the Existing Trust and the New Trust shall have received a tax opinion, subject to the limitations as described below, that the consummation of the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code and will not result in the recognition of gain or loss for federal income tax purposes for the Existing Fund, the New Fund or their shareholders. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

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The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Closing Date of the Reorganization, the Board of Trustees of the Existing Trust determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of the Existing Fund’s shareholders. The parties may agree to amend the Reorganization to the extent permitted by law.

In addition, the Reorganization is one of two reorganizations of the series of the Existing Trust into different Cantor Fitzgerald Funds, and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated.

If the shareholders of the Existing Fund do not approve the Reorganization as described in Proposal 1, if the reorganization of the Aquila Opportunity Growth Fund is not approved by the shareholders of the Aquila Opportunity Growth Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

Agreement between Cantor and AIM

In connection with the Reorganization, Cantor and AIM have entered into an agreement pursuant to which Cantor has agreed to purchase from AIM certain assets that relate to AIM’s business of management and operation of mutual funds, including the Existing Fund, contingent upon the closing of the Reorganization, among other contingencies. Under this agreement, AIM has agreed to use its reasonable best efforts to obtain the approval of the Reorganization by the Board of Trustees of the Existing Trust and the Existing Fund’s shareholders, subject to any fiduciary duty to which AIM may be subject. In addition, as noted above, each of Cantor and the New Trust have covenanted to comply with Section 15(f) with respect to the Reorganization.

Federal Income Taxes

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Greenberg Traurig will deliver an opinion (“Tax Opinion”) to the Existing Trust and the New Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Existing Fund and New Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Reorganization Agreement, for U.S. federal income tax purposes:

●	The acquisition by the New Fund of all of the Assets of the Existing Fund, as provided for in the Reorganization Agreement, in exchange for New Fund shares and the assumption by the New Fund of the liabilities of the Existing Fund, followed by the distribution by the Existing Fund to its

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shareholders of the New Fund shares in complete liquidation of the Existing Fund will qualify as a “reorganization” (within the meaning of Section 368(a)(1)(F) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

●	No gain or loss will be recognized by the Existing Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the New Fund in exchange solely for New Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

●	No gain or loss will be recognized by the New Fund upon the receipt by it of all of the assets of the Existing Fund in exchange solely for the assumption of the liabilities of the Existing Fund and issuance of the New Fund shares pursuant to Section 1032(a) of the Code.

●	No gain or loss will be recognized by the Existing Fund upon the distribution of the New Fund shares by the Existing Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.

●	The tax basis of the assets of the Existing Fund received by the New Fund will be the same as the tax basis of such assets in the hands of the Existing Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

●	The holding periods of the assets of the Existing Fund in the hands of the New Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

●	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the New Fund shares pursuant to Section 354(a) of the Code.

●	The aggregate tax basis of the New Fund shares to be received by each shareholder of the Existing Fund will be the same as the aggregate tax basis of Existing Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

●	The holding period of New Fund shares received by a shareholder of the Existing Fund will include the holding period of the Existing Fund shares exchanged therefor, provided that the shareholder held Existing Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code; and

●	The New Fund will succeed to and take into account the Existing Fund’s tax attributes enumerated in Section 381(c) of the Code.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a “reorganization” under the Code, the Existing Fund would recognize gain or loss on the transfer of its assets to the New Fund, and each shareholder of the Existing Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Existing Fund shares and the fair market value of the shares of the New Fund it received.

The tax year of the Existing Fund is expected to continue with the New Fund, and the capital gains, if any, resulting from Fund turnover prior to the Reorganization will be carried over to the New Fund. If the Reorganization were to end the tax year of the Existing Fund (which is not the intended or expected plan as of the date of this Proxy Statement), it would accelerate distributions to shareholders from the Existing Fund for its short tax year ending on

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the Closing Date. Such distributions would be taxable and would include any capital gains resulting from Fund turnover prior to the Reorganization. If determined necessary by the Funds, the Existing Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the New Fund will succeed to the tax attributes of the Existing Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Existing Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Existing Fund, if any, will potentially be available to offset future gains recognized by the New Fund. Capital losses of the Existing Fund or the New Fund may generally be carried forward indefinitely to offset future capital gains, subject to certain limitations.

Capital losses of the New Fund, as the successor in interest to the Existing Fund, may subsequently become subject to an annual limitation as a result of sales of the New Fund shares or other transactions occurring post-Reorganization to the extent that they are deemed to result in a change of ownership of the New Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Capitalization

The following table sets forth, as of March 31, 2024: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

	Existing Fund – Aquila High Income Fund		New Fund – Cantor Fitzgerald High Income Fund(1)	Proforma adjustments	Proforma – Combined Fund
Net Assets	$88,921,245		$ —	$ —	$88,921,245
Class A	$30,548,203	Class A	$ —	$ —	$32,067,502
Class C	$956,037
Class F	$0
Class I	$563,262
Class Y	$56,853,743	Institutional Class	$ —	$ —	$56,853,743
Shares Outstanding	10, 932,960		—	—	10, 932,845
Class A	3,7 58,204	Class A	—	—	3, 945,071
Class C	117, 585			—
Class F	—			—
Class I	69, 397			(115) (2)
Class Y	6,987,774	Institutional Class	—	—	6,987,774
Net Asset Value
Class A	$8.13	Class A	$ —	$ —	$ 8.13
Class C	$8.13			$ —
Class F	—			—
Class I	$8.12			$ 0.01 (3)
Class Y	$8.14	Institutional Class	$ —	$ —	$ 8.14

(1)       New Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)       The number of outstanding Class I shares was reduced to bring the value of the outstanding Class I shares in line with the NAV of Class A shares.

(3)       The NAV of the Class I shares was adjusted to make them equal the NAV of the Class A shares.

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REASONS FOR THE REORGANIZATION

AIM, the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, subject to shareholder approval of the Reorganization, among other conditions. The Reorganization is one of two reorganizations of the series of the Existing Trust (the Existing Fund and the Aquila Opportunity Growth Fund) into different series of the New Trust , and each of those reorganizations is contingent upon the approval of such reorganization by the shareholders of the respective fund(s) in the Existing Trust , so both reorganizations must be approved in order for the Reorganization to take place unless the New Fund waives that requirement . Even if shareholders approve the respective reorganizations of the funds in the Existing Trust, including the Reorganization, consummation of the Reorganization is subject to certain conditions, including that the combined assets of such fund(s) in the Existing Trust for which the conditions precedent for the reorganizations of such funds have been satisfied amount to a certain agreed-upon threshold. Therefore, if such condition and other conditions are not satisfied or waived, then the Reorganization may not be consummated. If the Reorganization does not take place, and the liquidation and termination of the Existing Trust is not approved in Proposal 2, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

As described herein, the Existing Fund and New Fund have substantially similar investment objectives and investment strategies.

Shareholders of the Existing Fund will become shareholders of the Existing Fund, which is part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor.

Board Considerations

The Board of Trustees of the Existing Trust (the “Existing Trust Board”) believes that the Reorganization of the Existing Fund is in the best interests of the Existing Fund and its shareholders.

The Reorganization was reviewed by the Existing Trust Board with the advice and assistance of counsel to the Existing Fund and the Independent Trustees. The review and consideration of the Reorganization by the Existing Trust Board, including the Independent Trustees, is discussed below. The Independent Trustees requested certain information from Aquila and Cantor to assist them in assessing the Reorganization. The Independent Trustees considered the information provided, in writing and orally, by Aquila and Cantor, at a meeting of the Board held on March 9, 2024. Following their consideration and discussion of the information provided, the Board approved the Reorganization and recommended that shareholders of the Existing Fund approve the Reorganization at the Special Meeting.

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The information provided to the Existing Trust Board included information about Aquila’s strategic plans, including its decision to sell assets used in its investment advisory business relating to the Existing Fund to Cantor. The Existing Trust Board received information regarding the agreement between Aquila and Cantor and each party’s interest in the Reorganization, and the potential benefits to each party resulting from the Reorganization. The Board received representations that Cantor and Aquila have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Existing Fund.

The information provided to the Existing Trust Board also addressed, among other things: Cantor’s and Smith’s organizations and personnel; ownership structure; financial condition; mutual fund and asset management practices and capabilities; operations related to and supportive of their asset management business; relationships with key service providers; product line; distribution capabilities and resources; legal, risk and compliance infrastructure; legal and regulatory matters; and compliance matters.

The information provided to the Existing Trust Board also included information about the Reorganization, including the investment strategy of the New Fund; the fees and expenses of the New Fund; the expense limitation arrangements proposed for the New Fund; and information about the tax impact, if any, on shareholders of the New Fund, and the expected tax-deferred nature of the Reorganization.

The Existing Trust Board, including the Independent Trustees, considered the following matters, among others, in approving the Reorganization:

First, that AIM has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, and that, in connection with that transaction, AIM recommended that the Existing Fund be reorganized into the New Fund, which is managed by Cantor and sub-advised by Smith. The Board considered the experience of Cantor and Smith in advising other mutual funds.

Second, that, after the Reorganization, Existing Fund shareholders would continue to be invested in an investment product with substantially similar investment objectives and principal investment strategies as the Existing Fund. The Existing Trust Board considered that each of the Existing Fund and the New Fund has an identical investment strategy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. The Existing Trust Board considered that each of the Existing Fund and the New Fund has an investment objective to seek to obtain high current income. The Existing Trust Board noted that the Existing Fund’s investment objective is a fundamental policy and cannot be changed without shareholder approval, whereas the New Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. The Existing Trust Board noted that, except for the investment objective of the Existing Fund, the Funds’ fundamental investment limitations are identical.

Third, the fees and expenses of the New Fund as compared to the fees and expenses of the Existing Fund. The Existing Trust Board considered that Institutional shares of the New Fund and Class Y shares of the Existing Fund do not charge sales charges. The Existing Trust Board noted that Class A shares of the New Fund are subject to the same initial sales charge as the corresponding Class A shares of the Existing Fund, and that, unlike Class A shares of the New Fund, the corresponding Class C shares and Class I shares of the Existing Fund do not pay an initial sales charge. The Existing Trust Board also noted that Class A shares of the New Fund and the corresponding Class I shares of the Existing Fund are not subject to a contingent deferred sales charge, whereas the corresponding Class C shares of the Existing Fund and certain shareholders of the corresponding Class A shares of the Existing Fund who do not pay an initial sales charge may be subject to a contingent deferred sales charge. The Existing Trust Board considered that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, including anticipated lower expenses, on balance the Reorganization is in the best interests of the Existing Fund’s shareholders, notwithstanding any differences in sales charge structure among the share classes of the New Fund and the Existing Fund.

Fourth, that the management fee payable by the New Fund is the same as the management fee payable by the Existing Fund. The Existing Trust Board considered that Rule 12b-1 distribution and service fees for Class A shares of the New Fund that Class A shares, Class C shares and Class I shares of the Existing Fund will receive in the

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Reorganization are the same as or lower as compared to the Rule 12b-1 distribution and service fees for Class A shares of the Existing Fund, Class C shares of the Existing Fund, and Class I shares of the Existing Fund. The Existing Trust Board considered that neither Institutional shares of the New Fund nor Class Y shares of the Existing Fund are not subject to any Rule 12b-1 distribution and/or service fees. The Existing Trust Board considered that the total operating expenses of each class of shares of the New Fund are anticipated to be the same as or lower than the total operating expenses of the corresponding classes of shares of the Existing Fund. The Existing Trust Board also considered that Cantor has contractually agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.20% and 1.00% of the Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, until July 26, 2026.

Fifth, that the Reorganization would result in the Existing Fund’s existing shareholders becoming part of the Cantor Fitzgerald Funds family with access to the wide array of distribution, marketing, administrative and other services offered by Cantor. The Existing Trust Board considered that the reputation, financial strength, resources and capabilities of Cantor could benefit the Existing Fund shareholders. As of December 31, 2023, Cantor, including its investment advisory affiliates, had assets under management of $13.2 billion. Shareholders of the Existing Fund would become part of a family of funds that offers a more diverse array of investment options. In addition, the Existing Trust Board considered that Cantor has greater potential for increasing the size of the Fund due to Cantor’s experience in distributing mutual funds through a broader range of distribution channels than currently is available to the Existing Fund. The Existing Trust Board also considered that the level of operational expenses for administrative, compliance and portfolio management services borne by the New Fund may be less than those borne by the corresponding Existing Fund as the New Fund is part of a larger mutual fund complex.

Sixth, that no sales charges will be assessed to shares received in connection with the Reorganization.

Seventh, that the Reorganization is expected to qualify for U.S. federal income tax purposes as a “reorganization” pursuant to Section 368(a) of the Code and therefore shareholders will not recognize gain or loss for U.S. federal income tax purposes from the Reorganization.

Eighth, that Cantor has agreed to pay all proxy and solicitation costs associated with each Fund’s participation in the Reorganization if the Reorganization is consummated and that, if the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Trust, including the Existing Fund.

Ninth, that each of Cantor and AIM will benefit from the Reorganization. In that regard, the Board considered that Cantor and AIM have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on a Fund.

Tenth, that, if the Reorganization does not take place, and the liquidation and termination of the Existing Trust in Proposal 2 is not approved, the Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

In considering approval of the Reorganization, the Existing Trust Board, including all of the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

Based upon their evaluation of the relevant information presented to them, the Existing Trust Board, on behalf of the Existing Fund, including all of the Independent Trustees, concluded that the Reorganization would be in the

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best interests of the Existing Fund and that the interests of existing shareholders of the Existing Fund would not be diluted as a result of effecting the Reorganization.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. The Existing Fund is a series of the Existing Trust. The Existing Trust is an open-end management investment company organized as a Massachusetts business trust in 1982. The Existing Trust is governed by its By-Laws and by applicable Massachusetts law.

The New Fund is a series of the New Trust. The New Trust is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated December 16, 2021. The New Trust is governed by its By-Laws and by applicable Delaware law.

A fund organized as a Massachusetts business trust is governed by its declaration of trust and by-laws or similar instruments. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the trust’s declaration of trust and by-laws or similar instruments. For a Delaware statutory trust, unlike a Massachusetts business trust, the law prescribes many aspects of corporate governance.

Shareholders of a Delaware statutory trust generally are shielded from personal liability for the trust’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not shielded by the form of organization from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust of the Existing Trust contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not shielded from personal liability for the obligations of the trust by the form of organization. The trustees of a Delaware statutory trust, on the other hand, generally are shielded from personal liability for the trust’s acts or obligations under the Delaware Act. Courts in Massachusetts, however, have recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and the Declaration of Trust of the Existing Trust contains such provisions limiting the liability of the Existing Trust’s Trustees, and also provides for indemnification of the Existing Trust’s Trustees to the extent that a Trustee is found personally liable, for the Existing Fund’s acts or obligations.

The Delaware Act addresses the right of a shareholder to bring a derivative action against the trust if the trustees refuse to do so. Under the Delaware Act, a shareholder’s derivative action may be subject to such additional standards and restrictions as are set forth in the declaration of trust. Massachusetts courts generally have required shareholders of business trusts to follow the provisions of the Massachusetts Business Corporation Act with respect to derivative lawsuits.

	Existing Fund/Trust	New Fund/Trust
Shares	The Existing Trust authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of the Existing Trust and the New Trust have no preference as to conversion, exchange, dividends,	The New Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of the Existing Trust and the New Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights

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	Existing Fund/Trust	New Fund/Trust
retirement or other features, and have no preemptive rights
Voting Rights	Shareholders shall not have the power to vote only on any matter except: (i) for the election or removal of Trustees; (ii) with respect to the termination of the Existing Trust or a series or class thereof; (iii) with respect to any merger, reorganization, consolidation or sale of assets; (iv) to amend the Declaration of Trust, except that the Trustees may make a supplemental declaration of trust without shareholder approval if the sole purpose of such supplemental declaration of trust is to change the name of the Trust; and (v) with respect to such additional matters relating to the Existing Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.	The Shareholders shall have power to vote only with respect to: (i) the election or removal of Trustees as provided in Article IV of the Declaration of Trust; and (ii) such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the New Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.
Shareholder Quorum	The holders of outstanding shares entitled to vote and present in person or by proxy representing one-third of the voting power of the Existing Trust shall constitute a quorum at any meeting of the shareholders, except that where pursuant to any provision of law, the Declaration or the By-laws a vote shall be taken by individual series or class then outstanding shares entitled to vote and present in person or by proxy representing one-third of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series (or Classes) is to vote separately from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series (or Class) except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law or the requirements of any securities exchange on which Shares are listed for trading. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.
Election of Trustees	A plurality of the shares voted shall elect a Trustee.	A plurality of the Shares voted shall elect a Trustee.
Removal of Trustees	Any office Trustee may be removed from (i) with or without cause by the	Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by

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	Existing Fund/Trust	New Fund/Trust
	affirmative vote of the holders of shares representing a majority; (ii) with cause by the action of at least two-thirds (2/3) of the Trustees whose removal is not proposed; or (iii) without cause by the unanimous action of the Trustees whose removal is not proposed, specifying the date when such removal shall become effective.	action of a majority of the then acting Trustees at a duly constituted meeting, may remove Trustees with or without cause. Any Trustee may be removed: (a) with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the New Trust, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective.
Approval of a Consolidation or Merger	The Existing Trust or any series or class may sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the trust property (or all or substantially all of the trust property allocated or belonging to a particular series or class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another series or class of the Existing Trust) or may merge or consolidate with or into one or more business trusts or other business entities or series, in each case upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Existing Trust or such series or class), as authorized by the Trustees and consented to by the affirmative vote of the shareholders representing at least a majority of the voting power of the shares of the Existing Trust or such series or class thereof outstanding and entitled to vote.	Notwithstanding anything else herein, the Trustees may, without Shareholder approval, unless such approval is required by applicable law: (i) cause the New Trust to merge or consolidate with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the New Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more Series (or Classes) of the New Trust to merge or consolidate with or into any one or more other Series (or Classes) of the New Trust, one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, or associations; (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute or regulation to the extent permitted by law; (iv) cause the New Trust to reorganize as a corporation, trust, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction; (v) sell or convey all or substantially all of the assets of the New Trust or any Series or Class to another Series or Class of the New Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series or class of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees

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	Existing Fund/Trust	New Fund/Trust
to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act; or (vi) at any time sell or convert into money all or any part of the assets of the New Trust or any Series or Class thereof.
Termination of a Trust or Fund	The Existing Trust or any series or class of the Existing Trust may be terminated at any time by the affirmative vote of the Shareholders representing more than 50% of the voting power of the Shares of the Trust or such Series or Class thereof, as applicable, outstanding and entitled to vote.	The New Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

Comparison of Shareholder Rights

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax status of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other requirements, distribute each year at least 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

The Existing Fund distributes substantially all of its taxable income annually. The New Fund will distribute substantially all of its net taxable income annually. Each Fund will distribute substantially all of its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are generally distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. In general, to the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for

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long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you generally are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund (other than an exchange of shares of the Existing Fund for shares of the New Fund in connection with the reorganization) generally is treated as a taxable sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

Under current law, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund, dated May 1, 2024, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund, dated May 1, 2024, has been filed with the SEC, and is incorporated by reference into this Proxy Statement. The prospectus and statement of additional information for the New Fund are not yet effective. Copies of the Prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or writing to the Aquila High Income Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428.

The Existing Trust and the New Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Existing Trust and the New Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 100 Pearl Street, suite 20-100 , New York, New York 10 004 ; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Financial Statements. The financial statements of the Existing Fund for the fiscal year ended December 31, 2023 have been audited by Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The Existing Trust will furnish, without charge, a copy of the Annual Report and Semi-Annual report upon request. Requests should be made by calling 800-437-1000 or visit the Existing Fund’s website www.aquilafunds.com or writing to the Aquila High Income Fund at P.O. Box 534428, Pittsburgh, PA 15253-4428. The Annual Reports and Semi-Annual Reports for the Existing Fund also are available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended December 31, 2023 are attached as Exhibit B.

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Under the Reorganization Agreement, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The Existing Fund will be the accounting survivor of the Reorganization.

Shareholder Approval of Proposal 1

Approval of the Reorganization Agreement in Proposal 1 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date. Shareholders of the Existing Fund will vote as a single class on Proposal 1.

If the shareholders of the Existing Fund do not approve the Reorganization Agreement as described in Proposal 1, if the reorganization of the Aquila Opportunity Growth Fund is not approved by the shareholders of the Aquila Opportunity Growth Fund and that condition to the Reorganization is not waived by the New Fund, or if the Reorganization is not consummated, and the liquidation and termination of the Existing Trust is not approved as described in Proposal 2, then you will remain a shareholder of the Existing Fund. The Board of Trustees of the Existing Trust would then consider other alternatives for the Existing Fund, which would likely include asking shareholders to approve another proposal to liquidate and terminate the Existing Fund or the Existing Trust, and incurring additional expense to shareholders.

The Existing Trust Board unanimously recommends that shareholders of the Existing Fund vote FOR the Approval of the Reorganization Agreement in Proposal 1.

PROPOSAL 2: TO APPROVE THE LIQUIDATION AND TERMINATION OF THE EXISTING TRUST

In addition to being asked to approve the Reorganization in Proposal 1, you are also being asked to approve Proposal 2 to liquidate and terminate the Existing Trust. Under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. The Existing Trust cannot be terminated without shareholder approval. As of the Record Date, there were two series of the Existing Trust: the Existing Fund, and Aquila Opportunity Growth Fund. Shareholders of Aquila Opportunity Growth Fund will receive a separate proxy statement with respect to Proposal 2.

The Board of Trustees of the Existing Trust (the “the Existing Trust Board”) unanimously recommends that the Existing Fund’s shareholders vote “FOR” Proposal 2 to liquidate and terminate the Existing Trust.

Liquidation and Termination of the Existing Trust

The Declaration of Trust of the Existing Trust provides that, upon approval by the Existing Trust Board and the shareholders to terminate the Existing Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Existing Trust Board, the Existing Trust shall, in accordance with such procedures as the Existing Trust Board considers appropriate, reduce the remaining assets of the Existing Trust to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the shares of the Existing Trust in the manner determined by the Existing Trust Board, provided that shareholders of a particular Fund shall be entitled to receive a pro rata share of the net assets of such Fund only (with respect to the Existing Fund, a “Liquidation”). As discussed below, the Liquidation of the Existing Fund will be completed either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in this Proposal 2. Upon the Liquidation of the Existing Fund and Aquila Opportunity Growth Fund, the Existing Trust shall terminate, and the Existing Trust Board shall cause such instruments to be filed with the Commonwealth of Massachusetts and any other governmental office where such filing may be required in connection with the termination of the Existing Trust (the “Termination of the Existing Trust”).

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Liquidation of the Existing Fund if Proposal 1 and Proposal 2 are Approved by Shareholders and the Reorganization is Consummated

If (1) shareholders of the Existing Fund approve the Reorganization as provided in Proposal 1, and (2) the Reorganization is consummated, the Liquidation of such Fund will be accomplished pursuant to the Reorganization Agreement described in Proposal 1. As described above, the Reorganization Agreement provides for the transfer of the assets of the Existing Fund, a series of the Existing Trust, to the corresponding New Fund, a series of the New Trust, in exchange for the assumption of all of the liabilities of the Existing Fund by the New Fund and shares of the New Fund, in complete Liquidation of the Existing Fund. Upon consummation of the Reorganization, the Existing Fund will cease to exist. As noted above, however, shareholders must approve the Liquidation and Termination of the Existing Trust separate from the Reorganization as described in Proposal 1.

Liquidation of the Existing Fund if Proposal 2 is Approved by Shareholders but Proposal 1 is Not Approved by Shareholders and/or the Reorganization is Not Consummated

If shareholders of the Existing Trust approve the Liquidation and Termination of the Existing Trust as provided in this Proposal 2, but shareholders of the Existing Fund do not approve the Reorganization as provided in Proposal 1 and/or the Reorganization is not consummated, then the Liquidation of the Existing Fund will be accomplished pursuant to the Plan of Liquidation described below and attached hereto as Exhibit C.

Pursuant to the Plan of Liquidation, the Existing Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Existing Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Plan of Liquidation. After the liquidating distributions are made, the Existing Fund will cease to exist.

Termination of the Existing Trust if Proposal 2 is Approved by Shareholders

If shareholders of the Existing Trust approve the Termination of the Existing Trust as provided in this Proposal 2, then, following the completion of the Liquidation of the Existing Fund, either pursuant to the Reorganization Agreement described in Proposal 1 or the Plan of Liquidation described in this Proposal 2, the Termination of the Existing Trust will be accomplished in accordance with the provisions of the Declaration of Trust, by the filing of such instruments with the Commonwealth of Massachusetts and any other governmental office where such filing may be required to effect the Termination of the Existing Trust.

Reasons for the Liquidation and Termination of the Existing Trust

As discussed in Proposal 1, AIM, the investment adviser for the Existing Fund, has agreed to sell assets used in its investment advisory business relating to the Existing Fund to Cantor, subject to shareholder approval of the Reorganization discussed in Proposal 1, among other conditions.

As discussed in Proposal 1, the Existing Trust Board has determined, with respect to the Existing Fund, that the Reorganization of the Fund is advisable and in the best interests of the Fund and its shareholders. In connection with the Reorganization of the Existing Fund, the Existing Trust Board has determined that it is also advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust upon the consummation of the Reorganization.

In addition, the Existing Trust Board has determined that, even if the shareholders of the Existing Fund do not approve the Reorganization and/or the Reorganization is not consummated, it is advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust. In making that determination, the Existing Trust Board considered the Existing Trust’s representations that it had explored alternatives to reorganizing the Existing Fund with the New Fund or liquidating and terminating the Existing Trust, and that the Existing Trust had been unable to identify a suitable alternative for the Existing Fund. The Existing Trust Board considered the Existing Fund’s relatively small asset size, the lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Existing Fund and the Existing Fund’s inability to realize economies of scale. The Existing Trust Board also considered, among other

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matters, the anticipated tax consequences of the Liquidation to the shareholders of the Existing Fund, including the potential that shareholders who hold their shares of the Existing Fund in individual retirement accounts or other tax deferred accounts might, under certain circumstances, incur tax penalties in connection with the Fund Liquidation, and the potential that liquidating distributions might escheat to the appropriate state if a shareholder could not be located.

Based on an evaluation of all the factors noted above, the Existing Trust Board concluded that, on balance, it is advisable and in the best interests of the Existing Fund and its shareholders to Liquidate and Terminate the Existing Trust. Based on its consideration of these and other factors deemed relevant, the Existing Trust Board, including all of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Existing Fund, unanimously approved the Liquidation and Termination of the Existing Trust and the Plan of Liquidation, and directed that Proposal 2 to Liquidate and Terminate the Existing Trust be submitted to a vote of the Existing Funds’ shareholders. the Existing Trust is not required to seek federal or state regulatory approval of the Plan of Liquidation or the Liquidation and Termination of the Existing Trust.

The Existing Trust Board unanimously recommends that the Existing Fund’s shareholders vote “FOR” Proposal 2 to Liquidate and Terminate the Existing Trust.

As discussed in this Proxy Statement, shareholders of the Existing Fund are being asked to approve Proposal 2 to Liquidate and Terminate the Existing Trust only because, under the Existing Trust’s Declaration of Trust, shareholders must approve the Liquidation and Termination of the Existing Trust separate from the Reorganization as described in Proposal 1. As discussed above, the Existing Trust Board recommends that you vote “FOR” Proposal 1 as well as Proposal 2.

Shareholders of the Existing Fund with the shareholders of the other series of the Existing Trust will vote together on Proposal 2 as a single class, in accordance with the Declaration of Trust of the Existing Trust. Thus, it is possible that the Liquidation and Termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve Proposal 2.

Summary of the Plan of Liquidation

The following discussion summarizes the important terms of the Plan of Liquidation, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation, which is attached hereto as Exhibit C. Shareholders are urged to read the Plan of Liquidation in its entirety. The Plan of Liquidation provides for the complete liquidation of all assets of the Existing Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Existing Fund, and the distribution of the remaining net assets to shareholders. The Plan of Liquidation will only take effect if Proposal 2 is Approved by Shareholders but Proposal 1 is Not Approved by Shareholders and/or the Reorganization is Not Consummated. The Existing Trust Board recommends that you vote “FOR” Proposal 1 as well as Proposal 2.

The Plan of Liquidation will become effective on the date the Existing Fund’s shareholders together with the shareholders of the other series of the Existing Trust approve the Proposal (the “Effective Date”). After the Effective Date, the Existing Fund will promptly cease to engage in any business activities except for paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and may cease to invest its assets in accordance with its investment objective. As soon as practicable after the Effective Date (the “Liquidation Date”), the Existing Fund shall: complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that the Existing Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars; and determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Existing Fund incurred or expected to be incurred prior to the Liquidating Distribution (as defined below).

As of the Liquidation Date, the Existing Fund shall distribute to its shareholders of record as of the close of business on the Liquidation Date, one or more liquidating distributions (each a “Liquidating Distribution”), in each case equal to the shareholder’s proportionate interest, determined on a class-by-class basis, in the net assets of the

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Fund attributable to the portfolio investments of the Existing Fund that were able to be converted to cash or cash equivalents (net of reserves) as of the date of payment of such Liquidating Distribution and were then available for distribution, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Existing Fund on the Existing Fund’s books on the date of the first distribution, and (b) liabilities as the Existing Trust Board shall reasonably deem to exist against the assets of the Existing Fund.

If the Existing Fund is unable to make distributions to all of its shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws.

The Existing Trust Board or any authorized officer of the Existing Trust shall have the authority to authorize such variations from or amendments of the provisions of the Plan of Liquidation with respect to the Existing Fund (other than the terms of the liquidating distributions) at any time, if the Existing Trust Board or such officer determines that such action would be advisable and in the best interests of the Existing Fund and its shareholders, as may be necessary or appropriate to effect the marshaling of Existing Fund assets and the complete liquidation of the Existing Fund, and the distribution of the Existing Fund’s net assets to its respective shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan of Liquidation. In addition, the Existing Trust Board may abandon this Plan of Liquidation with respect to the Existing Fund, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of the Existing Fund and its shareholders.

The series of the Trust, including the Existing Fund, shall bear all of the expenses incurred in connection with the Liquidation in the event the Reorganization is not consummated and the Liquidation is approved by shareholders of the Trust.

Material Federal Income Tax Consequences of the Liquidation of the Existing Fund

The following discussion summarizes the material U.S. federal income tax consequences to shareholders on receipt of their pro rata shares of the Liquidating Distribution from the Existing Fund pursuant to the provisions of the Plan of Liquidation. This discussion also summarizes the material U.S. federal income tax consequences to the Existing Fund resulting from its liquidation. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), temporary and proposed Treasury regulations and administrative and judicial interpretations, all as in effect on the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

As discussed above, pursuant to the Plan of Liquidation, the Existing Fund will sell its investment securities and distribute the proceeds to its shareholders on the basis of their respective shareholdings. The Existing Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Code during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets to the extent that such income is timely distributed to shareholders.

For federal income tax purposes, a shareholder’s receipt of his or her pro rata share of the Liquidating Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each shareholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s adjusted tax basis in his or her Fund shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the shareholder held Existing Fund shares for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that the Existing Fund shareholder would receive if such shareholder’s entire interest in the Existing Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Existing Fund. In addition, before liquidating, the Existing Fund generally intends to continue to make its ordinary dividend distributions on a monthly basis.

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The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to the Existing Fund and to shareholders who are United States citizens or residents. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder’s particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations or retirement accounts, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Existing Fund will not seek an opinion of counsel or a ruling from the IRS with respect to the U.S. federal income tax consequences of the liquidation (absent the Reorganization) and accordingly there can be no assurance that the IRS will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws.

Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for their shares, in light of their individual circumstances.

Shareholder Approval of Proposal 2

Approval of the Liquidation and Termination of the Existing Trust in Proposal 2 requires the affirmative votes of shareholders representing more than 50% of the voting power of the shares of the Existing Trust taken as a whole outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund will vote together with shareholders of the other series of the Existing Trust on Proposal 2 and the voting power of the shares of the Existing Fund will be counted together with the voting power of the shares of the other series of the Existing Trust in determining the results of the voting.

Because shareholders of the Existing Fund in the Existing Trust will vote together with shareholders of the other series of the Existing Trust on Proposal 2 as a single class, it is possible that the Liquidation and Termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve the Proposal.

If Proposal 2 is not approved by the shareholders of the Existing Trust, the Existing Trust Board will consider what further action is appropriate, which would likely include calling another shareholder meeting to approve the Liquidation and Termination of the Existing Trust, and incurring additional expense to shareholders.

The Existing Trust Board of Trustees of the Fund unanimously recommends that shareholders vote FOR the Proposal to Liquidate and Terminate the Existing Trust in Proposal 2.

Costs of Reorganization of the existing fund and the liquidation and termination of the existing Trust

The Existing Fund and the New Fund will not pay any costs related to the Reorganization of the Existing Fund or the Liquidation and Termination of the Existing Trust.

The Reorganization Agreement provides that each of Cantor and AIM shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with the Reorganization; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting shareholder approval for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Existing Fund notifying shareholders of board approval of the Reorganization Agreement; (iii) the external legal costs associated with the proxy statement on N-14 preparation, filing and negotiations with the SEC incurred by counsel to the New Trust; (iv) the fees charged by the Existing

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Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of AIM’s counsel) . If the Reorganization is not consummated, the costs of the liquidation and termination of the Existing Trust will be borne by the series of the Existing Trust, including the Existing Fund. The estimated costs of the Reorganization are $165,000. Cantor and AIM have engaged BetaNXT, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $40,000 of the estimated total costs of the Reorganization.

Total costs of the liquidation and termination of the Existing Trust are estimated to be $100,000, which will be borne by the series of the Trust, including the Existing Fund, in the event the Reorganization is not consummated.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Existing Trust in connection with the Special Meeting to be held on July 12, 2024 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 2:00 p.m. Eastern time, and at any adjournments or postponements thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about May 28, 2024. It is expected that the solicitation of proxies will be by mail or telephone. Certain officers and representatives of the Existing Fund, officers and employees of AIM or Cantor or their respective affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

The Existing Trust Board has fixed the close of business on April 15, 2024 (the “Record Date”) as the record date for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Quorum and Required Vote

Proposal 1

Proposal 1 provides for the approval of the Reorganization Agreement.

A quorum of shareholders of the Existing Fund is required to take action at the Special Meeting on Proposal 1. The holders of outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, representing one-third (33.33%) of the voting power of the Existing Fund shall constitute a quorum. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date.

Approval of the Reorganization Agreement in Proposal 1 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Fund outstanding and entitled to vote on the Record Date. Shareholders of the Existing Fund are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date. Shareholders of the Existing Fund will vote as a single class on Proposal 1.

The number of shares of the Existing Fund outstanding on the Record Date is 10,813,504.505 and the total net assets of the Fund as of such date are $87,146,958.29. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $8.05, Class C, $8.05, Class I, $8.04 and Class Y, $8.06.

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Proposal 2

Proposal 2 provides for the liquidation and termination of the Existing Trust.

A quorum of shareholders of the Existing Trust is required to take action at the Special Meeting on Proposal 2. The holders of outstanding shares of the Existing Trust, taken as a whole, entitled to vote at the Special Meeting, present in person or by proxy, representing one-third (33.33%) of the voting power of the Existing Trust, shall constitute a quorum. Total voting power of the Existing Trust taken as a whole is determined, not by the number of shares outstanding, but by net asset value of all of the outstanding shares (including fractional shares) of the Trust as of the Record Date. Shareholders of the Existing Trust are entitled to vote equal to the number of dollars representing the net asset value of the share or fractional share determined as of the close of business on the Record Date.

The Declaration of Trust of the Existing Trust provides that the Existing Trust may be terminated at any time by the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust outstanding and entitled to vote on the Record Date. Accordingly, at the Special Meeting, shareholders of the Existing Fund will vote together with the shareholders of the other series of the Existing Trust as a single class on Proposal 2 and the voting power of the shares of each class of the Existing Fund together with the voting power of the shares of the shareholders of the other series of the Existing Trust will be counted together in determining the results of the voting for Proposal 2.

Approval of Proposal 2 requires the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Existing Trust outstanding and entitled to vote. Please note that, because shareholders of the Existing Fund will vote together with the shareholders of the other series of the Existing Trust on Proposal 2, it is possible that the liquidation and termination of the Existing Trust as described in Proposal 2 could be approved by shareholders of the Existing Trust as a whole even if shareholders representing more than 50% of the voting power of the shares of the Existing Fund do not approve Proposal 2.

However, as discussed in this Proxy Statement, shareholders of the Existing Fund are being asked to approve Proposal 2 to liquidate and terminate the Existing Trust only because, under the Existing Trust’s Declaration of Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization as described in Proposal 1. As discussed above, the Board recommend that you vote “FOR” Proposal 1 and Proposal 2.

As of the Record Date, there were two series of the Existing Trust: the Existing Fund, and Aquila Opportunity Growth Fund. Shareholders of Aquila Opportunity Growth Fund will receive a separate proxy statement with respect to Proposal 2.

The number of shares of the Existing Fund outstanding on the Record Date is 10,813,504.505 and the total net assets of the Fund as of such date are $87,146,958.29. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $8.05, Class C, $8.05, Class I, $8.04 and Class Y, $8.06.

The number of shares of Aquila Opportunity Growth Fund outstanding on the Record Date is 2,514,380.288 and the total net assets of the Fund as of such date are $113,053,411.66. The net asset value per share of each class of the Existing Fund on the Record Date is: Class A, $42.48, Class C, $26.29, Class I, $45.59 and Class Y, $49.23.

Adjournments

The Special Meeting may, by action of the chair of the Special Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Special Meeting, whether or not a quorum is present with respect to such matter.

Manner of Voting Proxies

If you wish to participate in the Special Meeting, you may vote by telephone or via the internet, or submit the proxy card included with this Proxy Statement, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

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If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the President of the Existing Trust at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Broker Non-Votes and Abstentions

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes.

However, it is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting.  As a result, they have the same effect as a vote against Proposal 1 and Proposal 2. If the Reorganization is not approved by the shareholders of the Existing Fund or does not close for any other reason, such shareholders will remain shareholders of the Existing Fund, and the Existing Fund will continue to operate. The Existing Trust Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting. A majority of the votes cast by shareholders of the Existing Fund present in person or by proxy at the Special Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Special Meeting may also be adjourned by the Chairperson of the Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

Appraisal Rights

If Proposal 1 and/or Proposal 2 are approved at the Special Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Existing Fund shares until the Closing Date of the Reorganization or the Liquidation Date, as applicable.

Shareholders’ Proposals

The Existing Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

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NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

Please advise the Existing Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, there were outstanding and entitled to vote the following shares of beneficial interest of the Existing Fund:

Existing Fund	Number of Shares
Class A	3,745,920.793
Class C	116,868.743
Class I	67,712.793
Class Y	6,883,675.067

Class F shares of the Existing Fund had no shares outstanding as of the Record Date.

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Existing Trust, as a group, beneficially owned approximately 2.6% of the outstanding shares of Existing Fund. As of the Record Date, the New Fund had no shares outstanding.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with AIM.

As of April 15, 2024, to the knowledge of the Trustees and management of the Existing Trust, other than as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of each class of the Existing Fund.

Existing Fund

Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	Class A	419,498.401	11%
	Class C	35,355.654	30%*
	Class Y	551,350.986	8%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	287,692.352	8%
	Class C	22,441.077	19%
	Class Y	1,151,631.822	17%

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Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class
Edward D. Jones & Co. For the Exclusive Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	610,000.172	16%
	Class C	7,277.368	6%
	Class Y	474,733.605	7%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	Class A	251,952.495	7%
	Class C	14,537.057	13%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	Class A	551,154.580	15%
	Class Y	482,674.714	7%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	24,067.123	36%*
	Class Y	1,597,540.066	23%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C	8,293.948	7%
	Class I	6,088.682	9%
	Class Y	566,271.869	8%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	5,984.123	9%
	Class I	4,242.829	6%

*	May be deemed to control the Existing Fund.

OTHER BUSINESS

The Board of Trustees of the Existing Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Existing Trust by calling 800-437-1000.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees of Aquila Funds Trust, Diana P. Herrmann President

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [____] day of [_________], 2024 by and among: (i) Aquila Funds Trust (the “Target Entity”), an open-end registered investment company, separately, where applicable, on behalf of its series identified on Exhibit A hereto (each a “Target Fund”); and (ii) Cantor Select Portfolios Trust, an open- end registered investment company (the “Acquiring Entity”), separately, where applicable, on behalf of its series identified on Exhibit A hereto (each an “Acquiring Fund”). Aquila Investment Management, LLC (“Aquila”) joins this Agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2. Cantor Fitzgerald Investment Advisors, LP (“Cantor”) joins this agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the Net Assets (as defined in Section 1.1(c)) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each, a “Reorganization”). Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;

WHEREAS, the Target Entity and the Acquiring Entity is each an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.         Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to such Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)       The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Target Fund’s Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b)       The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 2.1(a) (collectively, “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof, except as contemplated under Section 4.1(f).

(c)       The Target Fund will use its best efforts to identify and discharge all known liabilities and obligations prior to the Closing Date (as defined in Section 3.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations, and prior to the Closing Date will have discharged such liabilities, including without limitation (i) liabilities arising from the Target Fund’s allocation of Target Entity obligations, such as any undischarged obligations to board members under a deferred compensation plan; (ii) any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Fund and Aquila (including any recoupment of any fees or expenses of the Target Fund previously waived or reimbursed); and, (iii) any liabilities or penalties resulting from the termination of material contracts or other commitments of the Target Fund, including the contracts listed on schedule 4.1(h). At the Closing, the Acquiring Fund shall assume all of the liabilities, obligations and debts of the Target Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Closing Time, and whether or not specifically referred to in this Agreement, including the liabilities that are known to the Target Fund and listed on schedule 4.1(i) (collectively, “Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)       As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)       Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)       Beginning at least fifteen (15) business days prior to the Closing Date, the Target Fund will provide Cantor and the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund, with current market values. At least ten (10) business days prior to the Closing Date, Cantor, on behalf of the Acquiring Fund, will advise Aquila and the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under applicable law; or (ii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and in the Target Fund’s discretion, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, make a good faith effort to liquidate such investments prior to the Closing Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to liquidate any Assets, if, in the reasonable judgment of the Target Fund’s investment adviser, such disposition would adversely affect the Reorganization’s status as a “reorganization” for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g)       The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.

(h)       Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(i)        Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.	With respect to a Reorganization:

(a)       The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target Fund shall record the value of its Net Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)       The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Closing Date with any necessary adjustments for multiple share classes being reorganized into a single share class if applicable .

(c)       The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of shares outstanding as of the Closing Date of the class of the Target Fund being reorganized into such class of the Acquiring Fund . All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)       All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.         Each Reorganization shall close on July [__], 2024, or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of a Reorganization (for each Reorganization, the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. Unless otherwise waived by the Acquiring Entity, each Reorganization is contingent upon the closing of the other Reorganization. If either Reorganization shall fail to close for any reason, the Acquiring Entity shall not be obligated to complete the other Reorganization.

3.2.	With respect to a Reorganization:

(a)       The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be presented, transferred and delivered by the Target Fund’s custodian (the “Target Custodian”) as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. A draft of such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such final certificates and other written instruments shall be transferred and delivered by the Target Custodian as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to the undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b)       The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Entity, on behalf of the Target Fund, shall deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)       At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)       The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)        In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.         With respect to each Reorganization, the Target Entity, on behalf of itself or, where applicable the Target Fund, severally but not jointly, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)       The Target Entity is a business trust organized under the laws of The Commonwealth of Massachusetts, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b)       The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)       No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d)       To the knowledge of the Target Fund, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. To the knowledge of the Target Fund, (i) the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and (ii) the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, and (iii) there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets and that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the knowledge of the Target Fund, all advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f)        Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to only those restrictions on the full transfer thereof as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets;

(g)       Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)       To the knowledge of the Target Fund, except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i)         To the knowledge of the Target Fund, the liabilities listed on Schedule 4.1(i) represent all known liabilities of the Target Fund regardless of whether any such liability is absolute or contingent, accrued or unaccrued as of the Closing Date;

(j)         To the knowledge of the Target Fund, except as set forth on Schedule 4.1(j), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or threatened against the

Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund (i) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (ii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iii) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (iv) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable or as contemplated by Section 4.1(f); and (v) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(k)       The financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied, and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(l)        Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(m)       To the knowledge of the Target Fund, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by the Closing Date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such

Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(n)       The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is taxable as a corporation for federal Tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will not have as of the Closing Date any material unpaid tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(o)       The Target Fund has not changed its taxable year end within the most recent 48- month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(p)       The Target Fund has not undergone, has not agreed to undergo, and, to its knowledge, is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law)

executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(q)       The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(r)        All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund;

(s)       The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)        The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)       As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information requested by the Acquiring Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not, to its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(v)       To the knowledge of the Target Fund, the books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w)       The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(x)        The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(y)       The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.         With respect to a Reorganization, the Acquiring Entity, on behalf of the Acquiring Fund, severally but not jointly, represents and warrants to the Target Entity and the Target Fund as follows:

(a)       The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)       The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c)       No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)       The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f)       Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)       The Acquiring Fund has not yet commenced operations. The Reorganization will be structured in a manner that is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Cantor or its affiliate to secure any required initial shareholder approvals;

(h)       On the Closing Date, any Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i)       The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association taxable as a corporation for federal Tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code and to be treated as a continuation of the Target Fund for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) will, upon consummation of the Reorganization, be a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)        The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)       The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)        The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)      The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Cantor or its affiliates;

(n)      As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

4.3.         With respect to a Reorganization, each of the Target Entity, on behalf of the Target Fund, severally but not jointly, and the Acquiring Entity, on behalf of the Acquiring Fund, severally but not jointly, represents and warrants as follows:

(a)       The net asset value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be equal to the net asset value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c)       No cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses

(including reorganization expenses) thereof; and

(d)       Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than dividends and redemption payments) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.	With respect to a Reorganization:

(a)       The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Cantor may request in writing that Aquila use commercially reasonable efforts, subject to Aquila’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three (3) days prior to the Closing Date. Aquila agrees that it will accommodate such requests if in Aquila’s discretion such trading restrictions may practicably be implemented and are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)       The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section

14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)       The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 120 days or such longer period as is mutually agreed upon by the parties.

(d)       The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)       The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and Cantor in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or Cantor.

(f)       The Target Entity will provide the Acquiring Fund with: (i) a schedule, in the form of Schedule 5.1(f) hereto, certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The Schedule of Statements, Books and Records and ASC 740-10 Workpapers shall be provided at or prior to the Closing.

(g)       The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the Assets and the Liabilities of the Target Fund as of such date for review by the parties. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.

(h)       Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)       As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j)       The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k)       The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)       The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)       The parties intend that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(o)       At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance and (ii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

5.2        Continued Insurance Coverage. The Target Entity shall arrange for an insurance policy providing coverage in favor of the Board of Trustees and officers of the Target Entity for any expenses, losses, claims, damages and liabilities relating to periods prior to the Closing upon such terms as may be reasonably acceptable to the Board of Trustees of the Target Entity.

5.3        Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Entity agrees that for a period of three (3) years after the Closing Date of each Reorganization, the Acquiring Entity will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Entity (or any successor) are not “interested persons” (as defined in the 1940 Act) of Cantor or Aquila; and (b) Cantor agrees that for a period of two (2) years after the Closing Date of each Reorganization, neither Cantor nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or (any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.         With respect to a Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the

Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)          All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)           The Acquiring Entity shall have delivered to the Target Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Entity and Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)          The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d)          The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(e)          As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f)           The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

(g)           The Target Entity shall have received on the Closing Date the opinion of counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)         The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(ii)        The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund and Aquila, it is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)     The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.         With respect to a Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)       The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (iv) the ASC 740-10 Workpapers;

(c)       The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Entity and Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(d)       The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Entity’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Entity’s President or the Target Entity’s Vice President, as applicable;

(e)          The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f)           The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)          The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)          The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(i)           As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement;

(j)          The conditions precedent to the obligations of Cantor to consummate the transactions contemplated by that certain Asset Purchase and Transition and Facilitation Services Agreement by and between Aquila and Cantor and dated as of [______, 2024] shall have been satisfied or waived by Cantor; and

(k)          The Acquiring Entity shall have received on the Closing Date an opinion of counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i)       The Target Entity is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii)       The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, the Acquiring Fund and Cantor, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any agreement listed in response to Item 28 of Part C of the Target Entity’s registration statement on Form N-1A as of the date hereof to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to a Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.       The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of The Commonwealth of Massachusetts, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1.

8.2.       The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2.

8.3.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.5.       The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.       The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Greenberg Traurig, LLC (“Greenberg Traurig”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Greenberg Traurig may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Greenberg Traurig appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

8.7.       The Target Entity shall have obtained the insurance policy as set forth in paragraph 5. 2 of this Agreement.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       Except as noted below or as may be otherwise agreed to in writing between Cantor and Aquila, each of Cantor and Aquila shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with this Agreement and the transactions contemplated herein; provided, however, that Cantor shall pay all of (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting the shareholder approvals for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (iii) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission incurred by counsel to the Acquiring Trust; (iv) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of Aquila’s counsel). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to a Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1.       With respect to a Reorganization, the Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the applicable Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2.       With respect to a Reorganization, the Target Entity, out of the assets of the applicable Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the applicable Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.       Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing of a Reorganization shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before September 30, 2024; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied; or (iv) by the board of trustees of either the Target Entity or Acquiring Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Acquiring Entity and Cantor:

Cantor Fitzgerald Investment Advisors, L.P.

110 East 59th Street

New York, NY 10022

Attention: General Counsel

Facsimile: 212.829.4708

With a copy to:

DLA Piper LLP

1201 West Peachtree Street

Suite 2900

Atlanta, GA 30309

Attention: Terrence Davis

Facsimile: 404-682-7802

E-mail: terrence.davis@us.dlapiper.com

For the Target Entity and Aquila:

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York, 10036

Attn.: Diana P. Herrmann

Email: dherrmann@aquilafunds.com

With copies to Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Attn.: Toby R. Serkin, Esq.

Telephone No.: (617) 951-8760

Email: toby.serkin@morgan lewis.com

Vedder Price P.C.

222 North LaSalle Street

Chicago, IL 60601

Attn.: Maureen A. Miller, Esq.

Telephone No.: (312) 609-7699

Email: mmiller@vedderprice.com

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.       This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5.       The Target Entity is a Massachusetts business trust. The Declaration of Trust of the Target Entity is on file with the Secretary of the Commonwealth of Massachusetts. With respect to the Reorganization of the Target Fund, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Target Entity and applicable law of The Commonwealth of Massachusetts, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

16.6.       The Acquiring Entity is a Delaware statutory trust. With respect to the Reorganization with the Acquiring Fund, the Acquiring Entity is executing this Agreement on behalf of the Acquiring Fund only. Pursuant to the Trust Instrument of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund.

16.7.       The parties expressly agree that their obligations hereunder shall not be binding upon any of their respective board members, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1.       The parties shall cooperate in determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

The Target Entity, the Acquiring Entity, Aquila and Cantor (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, any non-public information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it becomes publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.2       In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non- confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Cantor Select Portfolios Trust, on behalf of its series identified on Exhibit A hereto	Aquila Funds Trust, on behalf of its series identified on Exhibit A hereto

By:	By:
Name: William Ferri	Name: Diana P. Herrmann
Title: Trustee and President	Title: President

Cantor Fitzgerald Investment Advisors, LP, solely with respect to Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2	Aquila Investment Management, LLC solely with respect to 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.2, and 17.3

By:	By:
Name: Mark Kaplan	Name: Diana P. Herrmann
Title: Chief Executive Officer	Title: President and Chief Executive Officer

EXHIBIT A

CHART OF REORGANIZATIONS

Target Entity/Fund (and share classes)	Corresponding Acquiring Entity/Fund (and share classes)
Aquila Funds Trust	Cantor Select Portfolios Trust
Aquila High Income Fund	Cantor Fitzgerald High Income Fund
Class A Class C Class I	Class A
Class F	No longer offered
Class Y	Institutional Class
Aquila Opportunity Growth Fund	Cantor Fitzgerald Equity Opportunity Fund
Class A Class C Class I	Class A
Class F	No longer offered
Class Y	Institutional Class

Schedule 4.1(h)
Assigned Contracts

N/A

Schedule 4.1(i)
Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

N/A

Schedule 4.2(f)
Acquiring Fund Litigation, Administrative Proceedings and Investigations

N/A

Schedule 5.1(f)
Target Fund Statements, Books and Records

Type of Statements, Books or Records	Method of Access

Shareholder ledger accounts including, without limitation:

●     the name, address and taxpayer identification number of each shareholder of record,

●     the number of shares of beneficial interest held by each shareholder,

●     the dividend reinvestment elections applicable to each shareholder, and

●     the backup withholding and nonresident alien withholding certifications

Electronic
Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)	Electronic
Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets	Electronic
Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund	Electronic
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund	Electronic

Type of Statements, Books or Records	Method of Access
Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund	Electronic
Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date[2]	Electronic
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code	Electronic
All Tax Returns filed by or on behalf of the Target Fund (including extensions)	Electronic
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any Tax authority and (b) Tax opinions	Electronic
All books and records related to testing the qualification of the Target Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)	Electronic

Type of Statements, Books or Records	Method of Access
All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund	Electronic
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date	Electronic

[1]	The terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.

[2]	Such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.

Schedule 8.6

Tax Opinion

With respect to the Reorganization:

(i)        The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)       No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)      No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)      No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)       The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)      The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)     No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)    The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)      The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)       For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

EXHIBIT B

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of the Existing Fund for the past five years. Certain information reflects financial results for a single share of the Existing Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions).

The information for the Existing Fund for the periods shown were audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The report of Tait, Weller & Baker LLP, along with the Existing Fund’s financial statements, is included in the Existing Fund’s annual report to shareholders for the fiscal year ended December 31, 2023 and are incorporated by reference into the Statement of Additional Information, which are available, free of charge, upon request from the Existing Fund.

AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

		Class A
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.30	0.30	0.30	0.27
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	—	0.33	0.31
Total from investment operations	0.68	(0.47)	0.30	0.63	0.58
Less distributions:
Dividends from net investment income	(0.36)	(0.33)	(0.34)	(0.33)	(0.31)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.36)	(0.33)	(0.38)	(0.33)	(0.31)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.69	$8.39
Total return (not reflecting sales charge)	8.94%	(5.49)%	3.57%	7.74%	7.16%
Ratios/supplemental data
Net assets, end of period (in thousands)	$31,807	$35,419	$39,082	$39,982	$41,876
Ratio of expenses to average net assets	1.20%	1.19%	1.18%	1.21%	1.20%
Ratio of net investment income to average net assets	4.35%	3.69%	3.51%	3.60%	3.24%
Portfolio turnover rate	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets	1.42%	1.40%	1.18%	1.21%	1.20%
Ratio of investment income to average net assets	4.13%	3.48%	3.51%	3.60%	3.24%

(1)	Per share amounts have been calculated using the daily average shares method.

AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

		Class C
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.28	0.23	0.24	0.23	0.20
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	(0.01)	0.34	0.31
Total from investment operations	0.62	(0.54)	0.23	0.57	0.51
Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.28)	(0.26)	(0.24)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.30)	(0.26)	(0.32)	(0.26)	(0.24)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.70	$8.39
Total return (not reflecting CDSC)	8.08%	(6.24)%	2.62%	7.00%	6.31%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,064	$1,329	$2,970	$4,256	$4,833
Ratio of expenses to average net assets	2.00%	2.00%	1.98%	2.01%	1.99%
Ratio of net investment income to average net assets	3.54%	2.83%	2.72%	2.79%	2.44%
Portfolio turnover rate	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets	2.21%	2.17%	1.98%	2.01%	1.99%
Ratio of investment income to average net assets	3.32%	2.66%	2.72%	2.79%	2.44%

(1)	Per share amounts have been calculated using the daily average shares method.

AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

		Class I
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.80	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.29	0.30	0.30	0.26
Net gain (loss) on securities (both realized and unrealized)	0.33	(0.78)	(0.01)	0.34	0.31
Total from investment operations	0.67	(0.49)	0.29	0.64	0.57
Less distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.34)	(0.33)	(0.30)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.35)	(0.32)	(0.38)	(0.33)	(0.30)
Net asset value, end of period	$8.12	$7.80	$8.61	$8.70	$8.39
Total return	8.87%	(5.70)%	3.37%	7.79%	7.08%
Ratios/supplemental data
Net assets, end of period (in thousands)	$631	$788	$926	$1,239	$1,174
Ratio of expenses to average net assets	1.27%	1.28%	1.25%	1.28%	1.27%
Ratio of net investment income to average net assets	4.28%	3.59%	3.42%	3.56%	3.16%
Portfolio turnover rate	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets	1.46%	1.46%	1.25%	1.28%	1.27%
Ratio of investment income to average net assets	4.10%	3.41%	3.42%	3.56%	3.16%

(1)	Per share amounts have been calculated using the daily average shares method.

AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

		Class Y
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.40	$8.13
Income (loss) from investment operations:
Net investment income(1)	0.36	0.31	0.32	0.32	0.29
Net gain (loss) on securities (both realized and unrealized)	0.35	(0.77)	—	0.32	0.30
Total from investment operations	0.71	(0.46)	0.32	0.64	0.59
Less distributions:
Dividends from net investment income	(0.38)	(0.34)	(0.36)	(0.35)	(0.32)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.38)	(0.34)	(0.40)	(0.35)	(0.32)
Net asset value, end of period	$8.14	$7.81	$8.61	$8.69	$8.40
Total return	9.29%	(5.30)%	3.77%	7.82%	7.37%
Ratios/supplemental data
Net assets, end of period (in thousands)	$61,257	$63,845	$120,120	$136,978	$123,094
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	1.01%	1.00%
Ratio of net investment income to average net assets	4.56%	3.86%	3.71%	3.81%	3.44%
Portfolio turnover rate	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets	1.22%	1.18%	0.98%	1.01%	1.00%
Ratio of investment income to average net assets	4.34%	3.67%	3.71%	3.81%	3.44%

(1)	Per share amounts have been calculated using the daily average shares method.

EXHIBIT C

FORM OF PLAN OF LIQUIDATION

The following Plan of Liquidation (the “Plan”) of Aquila Funds Trust (Aquila High Income Fund and Aquila Opportunity Growth Fund, each, a “Fund” and, collectively, the “Funds”), each a series of Aquila Funds Trust, a Massachusetts business trust (the “Trust”), is intended to accomplish the complete liquidation and termination of each Fund in conformity with the laws of the Commonwealth of Massachusetts, the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Bylaws, each as amended to date (the “Governing Documents”).

WHEREAS, it has been recommended to the Board of Trustees of the Trust (the “Board”) by Aquila Investment Management LLC (the “Manager”) that each Fund be liquidated; and

WHEREAS, the Board has considered the impact on each Fund’s shareholders of the liquidation of each respective Fund; and

WHEREAS, the Board, at a meeting held on [ ], 2024, has determined that it is in the best interests of each Fund and its shareholders to liquidate and dissolve such Fund; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating each Fund and this Plan shall be treated as if each liquidation of a Fund contemplated hereby had been the subject of a separate Plan;

NOW, THEREFORE, the liquidation of each Fund shall be carried out in the manner hereinafter set forth:

1.       Effective Date of Plan. The Plan will become effective with respect to each Fund as of the close of business on [ ], 2024, only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting on the Plan, by the affirmative vote of the shareholders representing more than 50% of the voting power of the shares of the Trust outstanding and entitled to vote (the “Effective Date”).

2.       Cessation of Business; Liquidation of Assets. After its Effective Date, no Fund will engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and may cease to invest its assets in accordance with its investment objective. As of the close of business on [ ], 2024 or on such other date following its Effective Date as is determined by any authorized officer of the Trust (for each Fund, its “Liquidation Date”), each Fund will complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that the Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars.

3.       Notice of Liquidation. Prior to its Effective Date, each Fund shall provide notice to its shareholders that this Plan has been approved by the Board and that on the Liquidation Date, the Fund will be liquidating its assets and redeeming its shares.

4.       Payment of Debts. As soon as practicable after its Effective Date, each Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the liquidating distribution provided for in Section 5, below.

5.       Liquidating Distribution. As of its Liquidation Date, each Fund shall distribute to its shareholders of record as of the close of business on the Liquidation Date, one or more liquidating distributions (each a “Liquidating Distribution”), in each case equal to the shareholder’s proportionate interest, determined on a class-by-class basis, in the net assets of the Fund attributable to the portfolio investments of the Fund that were able to be converted to cash or cash equivalents (net of reserves) as of the date of payment of such Liquidating Distribution and were then available for distribution, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on the Fund’s books on the date of the first distribution, and (b) liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund. The Board of Trustees or any authorized officer of the Trust shall be authorized to set a record date for, and to cause each Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund or any other distribution of assets of the Fund, whether as part of the Liquidating Distribution or otherwise.

A Fund may pay more than one Liquidating Distribution or may pay a Liquidating Distribution in more than one installment if appropriate to ensure the orderly disposition of portfolio investments, and may pay one or more Liquidating Distributions by transferring (each a “Transfer”), on behalf of the shareholders, assets that are not able to be converted to cash or cash equivalents to a liquidating trust (or other appropriate liquidating vehicle) (a “Liquidating Trust”) established for the benefit of the shareholders. Each Fund shall also be authorized to transfer to the Liquidating Trust any unpaid liabilities or expenses, whether known or unknown, of the Fund and an amount of cash deemed necessary or appropriate by the Treasurer of the Trust to pay such liabilities or expenses or any liabilities or expenses of the Liquidating Trust. Upon payment of the final Liquidating Distribution, all outstanding shares of a Fund shall be redeemed and the Fund shall be terminated.

Any Transfer shall be made pursuant to an instrument of transfer and such other appropriate documentation as may be deemed necessary or appropriate by one or more officers of the Trust.

If, following its Liquidation Date, a Fund receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the respective Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Trust’s officers shall deem appropriate. Any such monies or other assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

6.       The Board of Trustees.

a.       The Board and, subject to the direction of the Board, the Trust’s officers shall have authority to do or authorize any or all acts and things as provided for in the Plan with respect to a Fund and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The Plan shall not affect the authority of the Board to authorize distributions necessary to comply with the provisions of the Code or other applicable law and to set record dates in connection therewith.

b.       The death, resignation or other disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

7.       Amendment or Abandonment of the Plan. The Board or any authorized officer of the Trust shall have the authority to authorize such variations from or amendments of the provisions of the Plan with respect to a Fund (other than the terms of the liquidating distributions) at any time, if the Board or such officer determines that such action would be advisable and in the best interests of such Fund and its respective shareholders, as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation of such Fund, and the distribution of such Fund’s net assets to its respective shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan. In addition, the Board may abandon this Plan with respect to a Fund, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of such Fund and its respective shareholders.

8.       Expenses. Each Fund shall bear all of its expenses incurred in connection with the liquidation, including, without limitation, all expenses incurred in connection with obtaining shareholder approval of the Plan, all legal expenses incurred in connection with the liquidation of each Fund, and all transaction costs incurred in connection with the liquidation of each Fund’s assets, such as brokerage commissions, dealer and underwriter spreads and taxes, except that a Fund shall not bear any expenses relating to any Liquidating Trust incurred after the date of the final Liquidating Distribution.

9.       Filings. As soon as practicable following its Liquidation Date, each Fund shall take such steps as the Board or any authorized officer of the Trust shall determine including, without limitation, the filing of such documents as may be necessary to effect or record the liquidation and dissolution of the Fund or to cause shares of the Fund to be reclassified as undesignated authorized and unissued shares, in each case in accordance with the requirements of its Governing Documents, the Laws of the Commonwealth of Massachusetts, the Code, any applicable securities laws, and any rules and regulations of the SEC or any state securities commission, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, and the preparation and filing of any tax returns.

10.     Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.

11.     Records. The Manager shall continue to maintain the records of the Trust as required by the 1940 Act and the rules thereunder.

12.     Trust Only. The Trust is organized as a Massachusetts business trust. A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The name of the Trust refers to the trustees collectively as Trustees and not individually, and the obligations of the Plan are not binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust or the shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

13.     Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

PO BOX 8035, CARY, NC 27512

PROXY TABULATOR

PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

AQUILA OPPORTUNITY GROWTH FUND

A SERIES OF AQUILA FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – JULY 15, 2024

The undersigned shareholder hereby appoints Diana P. Herrmann and Anita Albano as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the Aquila Opportunity Growth Fund (the “Existing Fund”), a series of the Aquila Funds Trust to be held on Monday, July 12, 2024 at 2:00 p.m., Eastern Time, will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Existing Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Combined Proxy Statement and Prospectus, dated May 28, 2024 relating to the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PX-AFTOG v2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Aquila Opportunity Growth Fund, to be held on July 12, 2024:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxydocs.com/AFT

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the “Existing Trust”), on behalf of the Aquila Opportunity Growth Fund (the “Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);	☐	☐	☐

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

PX-ATFOG v2

STATEMENT OF ADDITIONAL INFORMATION

May 28, 2024

FOR THE REORGANIZATION OF		IN EXCHANGE FOR SHARES OF

Aquila Opportunity Growth Fund		Cantor Fitzgerald Equity Opportunity Fund
a series of Aquila Funds Trust		a series of Cantor Select Portfolios Trust

Class A	ATGAX	Class A	ATGAX
Class C	ATGCX	Institutional Class	ATGYX
Class F	ATGFX
Class I	ATRIX
Class Y	ATGYX

and		and
Aquila High Income Fund		Cantor Fitzgerald High Income Fund
a series of Aquila Funds Trust		a series of Cantor Select Portfolios Trust

Class A	ATPAX	Class A	ATPAX
Class C	ATPCX	Institutional Class	ATPYX
Class F	ATPFX
Class I	ATIPX
Class Y	ATPYX

120 West 45th Street, Suite 3600		110 E. 59th Street
New York, New York 10036		New York, NY 10022
800-437-1000		1-833-764-2266

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, May 28, 2024, for the Aquila Opportunity Growth Fund (the “Existing Opportunity Fund”), a series of Aquila Funds Trust ( the “Existing Trust”), and the Cantor Fitzgerald Equity Opportunity Fund (the “New Opportunity Fund”), a series of Cantor Select Portfolios Trust (the “New Trust”) and the Proxy Statement/Prospectus dated, May 28, 2024, for the Aquila High Income Fund (the “Existing Income Fund”; together with the Existing Opportunity Fund, the “Existing Funds”), a series of the Existing Trust, and the Cantor Fitzgerald High Income Fund (the “New Income Fund”; together with the New Opportunity Fund, the “New Funds”), a series of the New Trust with respect to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between the Existing Trust, on behalf of each Existing Fund, and the New Trust, on behalf of each New Fund. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 800-437-1000. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

The proposed transaction will result in:(i) the acquisition of all the assets and liabilities of each Existing Fund by the corresponding New Fund in exchange for shares of the corresponding New Fund; (ii) the distribution of such classes of shares of each New Fund to shareholders of the corresponding Existing Fund; and (iii) the liquidation and termination of the corresponding Existing Fund (the “Reorganization”). Each New Fund will be the accounting survivor of the Reorganization.

Under the Reorganization, each Existing Fund is proposed to be reorganized into the corresponding New Fund. Pro forma financial information has not been prepared for the Reorganization because each Existing Fund will be reorganized into a corresponding newly-organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Existing Fund. Supplemental financial information otherwise required by Rule 6-11(d) of Regulation S-X is not required because (i) the Reorganization will not result in a material change to either Existing Fund’s investment portfolio due to investment restrictions and (ii) there are no material differences in the accounting policies of each Existing Fund and the combined entity post-Reorganization.

Further information about each Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for the Existing Fund s dated May 1, 2024. The audited financial statements and related independent registered public accountants’ report for the Existing Fund s contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2023, are incorporated herein by reference. Copies are available upon request and without charge by calling 800-437-1000 or visiting the Existing Funds ’ website www.aquilafunds.com. The New Fund s ha ve not yet commenced operations, so they ha ve not yet produced shareholder reports.

GENERAL INFORMATION

Cantor Select Portfolios Trust (the “New Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The New Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The New Trust currently consists of five series. This SAI relates to the following funds in the table below:

Name of Fund	Prior Name of Fund	Advisor	Sub-Advisor
Cantor Fitzgerald High Income Fund	Aquila High Income Fund	Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”)	Smith Group Asset Management, LLC (“Smith”)
Cantor Fitzgerald Equity Opportunity Fund	Aquila Opportunity Growth Fund	Cantor	Smith

The Proxy Statement/Prospectus dated, May 28, 2024 (in this SAI, the “Prospectus”) describes the Cantor Fitzgerald High Income Fund (the “High Income Fund”) and the Cantor Fitzgerald Equity Opportunity Fund (the “Equity Opportunity Fund”) (each a “New Fund” and collectively, the “New Funds”) investment objectives and principal investment strategies, as well as the principal investment risks of the New Funds. Each of the New Funds are organized as open-end diversified series of the New Trust.

Certain financial information included on the following pages is that of the Existing Funds.

This SAI describes the financial history, management and operation of each New Fund, as well as each New Fund’s investment objective and policies. It should be read in conjunction with the Prospectus.

Investments in the New Funds are not:

●	Deposits or obligations of any bank;

●	Guaranteed or endorsed by any bank; or

●	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

●	by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions. Each New Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in a New Fund. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of a New Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of a New Fund’s outstanding shares.

Under these fundamental limitations:

(1)	The New Funds may not borrow money except as permitted by the 1940 Act.

(2)	The New Funds may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The New Funds may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The New Funds may not issue senior securities except as permitted by the 1940 Act.

(5)	The New Funds may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The New Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)	The New Funds may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a New Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a New Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a New Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a New Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a New Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a New Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a New Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a New Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

A New Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the New Funds’ policies on senior securities. If a New Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a New Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a New Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A New Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a New Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a New Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a New Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a New Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a New Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager believes the income justifies the attendant risks. A New Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent a New Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a New Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a New Fund from issuing senior securities except that a New Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A New Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a New Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a New Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a New Fund from owning real estate; however, a New Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a New Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a New Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a New Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a New Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a New Fund’s purchases of illiquid securities to 15% of net assets. If a New Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a New Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A New Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a New Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a New Fund may rely upon available industry classifications.

The New Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

The Prospectus describes each New Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the New Funds. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by each New Fund but may not be part of a New Fund’s principal investment strategies. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a New Fund’s investment program will be successful. Investors should carefully review the descriptions of each New Fund’s principal investments and their risks described in the Prospectus and this SAI.

Equity Securities. The equity portion of a New Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of a New Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which a New Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a New Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a New Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Fixed-Income Securities. A New Fund will invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the other investment companies in which a New Fund invests may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds (also known as “junk” bonds) are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. A New Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which a New Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which the Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Money Market Instruments. A New Fund will invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities. A New Fund will invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Foreign Investments. A New Fund will invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the New Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Derivative Instruments. A New Fund will invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested. A New Fund may invest in derivative instruments to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable securities laws. To the extent that a New Fund invests directly in options and futures, a New Fund will comply with the applicable requirements of the 1940 Act. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase a New Fund’s expenses or cause a New Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Use of derivatives for purposes other than hedging could expose a New Fund to greater risks.

The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument. This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged. However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle current trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

If a New Fund incorrectly predicts securities market and interest rate trends, such fund may lose money by investing in derivatives. For example, if a New Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a New Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a New Fund were to write a put option based on Cantor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a New Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a New Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A New Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;

●	fiscal and monetary policies; and

●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a New Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a New Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a New Fund or the ability of a New Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a New Fund’s counterparty is a clearing house, rather than a bank or broker. Since a New Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, a New Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a New Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a New Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between each New Fund and its swap counterparties and may increase the amount of margin each New Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a New Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a New Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Funds investing in derivatives must comply with Rule 18f-4 under the 1940 Act, which provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a New Fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a New Fund’s abilities to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Options. A New Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an option position is closed out. Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

Options offer large amounts of leverage, which will result in a New Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. A New Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between A New Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a New Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a New Fund as well as the loss of any expected benefit of the transaction.

A New Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a New Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a New Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a New Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a New Fund could cause material losses because a New Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a New Fund that expire unexercised have no value, and a New Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a New Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. While a New Fund will not short securities as a principal investment strategy, a New Fund will indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Investment Companies. A New Fund may invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds, and exchange traded funds. The New Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, a New Fund may generally invest without limitation in money market funds as long as a New Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or Cantor waives its management fee in an amount necessary to offset any sales charge or service fee. The New Funds will also purchase shares of other investment companies that are not money market funds. The New Funds’ investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, the New Funds will be prevented from: (i) purchasing more than 3% of an investment company’s outstanding shares; (ii) investing more than 5% of the New Funds’ assets in any single such investment company, and (iii) investing more than 10% of the New Funds’ assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Funds have received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the New Funds take appropriate steps to comply with any conditions in such order. In addition, the New Funds are subject to Section 12(d)(1)(C), which provides that a New Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, a New Fund and other investment companies having the same adviser as a New Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Rule 12d1-4 of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a New Fund if (i) a New Fund does not control the acquired fund; (ii) a New Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund (iii) Cantor and the investment advisor to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) a New Fund and acquired funds not advised by Cantor have entered into an agreement prior to exceeding the limits of section 12(d)(1); and (v) a New Fund is not part of a three tiered or more fund of funds structure. Investments by the New Funds in other investment companies entail a number of risks unique to a New Fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through a New Fund, prospective investors will directly bear the fees and expenses of a New Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. Cantor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to Cantor and that involve risks that are not anticipated by Cantor. A New Fund has no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although Cantor will attempt to review the valuation procedures used by other investment companies’ managers, Cantor will have little or no means of independently verifying valuations of a New Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, Cantor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of a New Fund could be adversely impacted and an investor could incur a loss of investment in a New Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, a New Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which a New Fund is unable to redeem interests in other investment companies, a New Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of a New Fund’s investments and an investor could incur a loss of investment in a New Fund.

Lack of Control. Although the New Funds and Cantor will evaluate regularly other investment companies to determine whether their investment programs are consistent with each New Fund’s investment objective, Cantor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. Cantor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, a New Fund’s portfolios (and by extension the value of an investment in a New Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of a New Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of a New Fund’s investments and an investor could incur a loss of investment in a New Fund.

Temporary Defensive Positions. A New Fund may, from time to time, take temporary defensive positions that are inconsistent with a New Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a New Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a New Fund takes a temporary defensive position, a New Fund may not be able to achieve its investment objective.

Exchange Traded Funds. A New Fund, and the other investment companies which a New Fund invests, may invest in exchange traded funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to a New Fund and these costs and expenses will in turn increase a New Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a New Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF holds. Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that a New Fund may acquire.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The New Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Cantor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a New Fund will retain or attempt to dispose of the collateral. A New Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. A New Fund will not invest in reverse repurchase agreements.

Mortgage-Backed and Asset-Backed Securities. A New Fund, and the other investment companies which a New Fund invests, may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a New Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a New Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

Debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A New Fund may invest in all types of debentures, including corporate and government debentures.

Forward Commitment and When-Issued Securities. A New Fund, and the other investment companies which a New Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if a New Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a New Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a New Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a New Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a New Fund may sell such a security prior to the settlement date if Cantor feels such action is appropriate. In such a case, a New Fund could incur a short-term gain or loss.

Restricted Securities. Within its limitation on investment in illiquid securities, a New Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a New Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a New Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a New Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the New Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities. In order to generate additional income, a New Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which Cantor has determined are creditworthy under guidelines established by the New Trust Board. In determining whether a New Fund will lend securities, Cantor will consider all relevant facts and circumstances. A New Fund may not lend securities to any company affiliated with Cantor. Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by a New Fund’s bank lending agent. A New Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the New Funds cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay a New Fund any interest paid on the loaned securities, and a New Fund may invest the cash collateral to earn additional income. Alternatively, a New Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that a New Fund may share with the borrower some of the income received on the collateral for the loan or a New Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but a New Fund will retain the right to call any security in anticipation of a vote that Cantor deems material to the security on loan. Loans are subject to termination at the option of a New Fund or the borrower at any time. A New Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a New Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a New Fund may use, and ta New Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. A New Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make a New Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in a New Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, a New Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the New Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a New Fund will have to pay, a New Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a New Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The New Funds do not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of each New Fund’s total assets.

A New Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each New Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a New Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce a New Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. A New Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Industry/Sector Risk. The greater a New Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on a New Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in each New Fund’s annual and semi-annual reports. The sectors in which a New Fund may have greater exposure will vary from time to time.

●	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

●	Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

●	Communications Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

●	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

●	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending and buying patterns as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer staples sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

●	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

●	Real Estate Investment Trusts (“REITs”): While the New Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

●	Commodities: The New Funds may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

●	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Variable and Floating Rate Securities. The New Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain securities and financial instruments that the Fund may hold may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to a New Fund.

The Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $74 billion of outstanding bond debt.

Illiquid Investments. A New Fund may invest in illiquid securities with up to 15% of its assets, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that a New Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a New Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a New Fund’s ability to sell such securities.

Description of Bond Ratings. A description of the various bond ratings used by the NRSROs (Moody’s, S&P and Fitch Ratings) is attached to this SAI as Appendix A. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Cantor believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the New Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the recent period of low rates, the effect of government fiscal initiatives and the potential market reaction to those initiatives. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a New Fund’s exposures to interest rate risk. To the extent a New Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, a New Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

High-Yield/High-Risk Securities. Aquila High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). Aquila High Income Fund may also invest in unrated bonds of foreign and domestic issuers. Aquila Opportunity Growth Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds. Subject to the Fund’s investment strategy to invest, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation, Aquila Opportunity Growth Fund may invest in fixed income securities, including high yield bonds, exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds.

Lower rated bonds generally experience greater volatility than investment grade bonds, and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Zero Coupon, Step Coupon and Pay-In-Kind Securities. Aquila High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that a New Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon, step coupon and PIK securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a New Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon, step coupon and PIK bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds, step coupon bonds or PIK bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Special Purpose Acquisition Companies. A New Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a

SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a New Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Inflation and Deflation. A New Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a New Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a New Fund may invest, which may cause the value of a New Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Commodity Exchange Act Regulation. Cantor has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. An advisor claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. On an annual basis, Cantor is required to reaffirm its eligibility to continue to claim the exclusion. If a New Fund’s use of derivatives would prevent Cantor from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then Cantor may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to a New Fund, and a New Fund may become subject to regulation by the CFTC. A New Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the New Funds. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of these securities are exposed to non-U.S. markets or if any issuer does business in or relies on suppliers from non-U.S. markets. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The health crisis caused by the coronavirus outbreak has exacerbated other pre-existing political, social, and economic risks in certain countries and has negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend on and accelerated trends towards working remotely and shopping on-line, which may negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been approved, issues related to vaccine availability and uptake, as well as the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a New Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the economy and the stability of the markets and resulted in an increase in defaults and bankruptcies. These events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

Russia’s invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on countries that provide military or economic support to Russia. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. The U.S. Government has acted to calm credit markets and increase confidence in the U.S. economy by lowering interest rates and injecting liquidity into the markets and is now increasing interest rates in an effort to combat inflation. Any interest rate increase by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on the Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Cybersecurity Risk. A New Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting a New Fund, Cantor, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the New Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a New Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a New Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a New Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. A New Fund relies on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect a New Fund from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which a New Fund invests, which could result in material adverse consequences for such issuers and may cause a New Fund’s investment in such securities to lose value.

PORTFOLIO TRANSACTIONS

Subject to the policies established by the New Trust Board, Smith make decisions with respect to, and places orders for all purchases and sales of portfolio securities for a New Fund. Cantor shall manage a New Fund’s portfolios in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between Cantor and the New Trust on behalf of a New Fund, which is described in detail under “Management and Other Service Providers.” Smith shall manage a New Fund’s portfolios in accordance with the terms of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between Cantor and Smith, which is described in detail under “Management and Other Service Providers.” Cantor and Smith each serves as investment advisor for a number of client accounts, including a New Fund. Investment decisions for a New Fund are made independently from those for any other series of the New Trust, if any, and for any other investment companies and accounts advised or managed by Cantor or Smith.

Brokerage Selection. The New Trust Board has adopted, and the New Trustees have approved, policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. Neither Cantor nor Smith may give consideration to sales of shares of a New Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. Cantor or Smith may, however, place portfolio transactions with broker-dealers that promote or sell a New Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the New Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, Cantor or Smith considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, Cantor or Smith may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement and Sub-Advisory Agreement, Cantor and Smith are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by Cantor or Smith may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow Cantor or Smith to determine and track investment results; and trading systems that allow Cantor or Smith to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by Cantor or Smith may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, Cantor or Smith will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to Cantor or Smith for their analysis and consideration. These services may be useful to Cantor or Smith in connection with advisory clients other than the Fund and not all such services may be useful to Cantor or Smith in connection with a New Fund. Although such information may be a useful supplement to Cantor’s or Smith’s own investment information in rendering services to a New Fund, the value of such research and services is not expected to reduce materially the expenses of Cantor or Smith in the performance of its services under the Investment Advisory Agreement or Sub-Advisory Agreement and will not reduce the management fees payable to Cantor by a New Fund or to Smith by Cantor.

A New Fund may invest in securities traded in the OTC market. In these cases, a New Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. A New Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

A New Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, Cantor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

During the fiscal years ended December 31, 2023, 2022 and 2021, no brokerage commissions paid by the High Income Fund.

During the fiscal years ended December 31, 2023, 2022 and 2021, the total brokerage commissions paid by the Equity Opportunity Fund were $45,914, $60,873 and $209,571, respectively. Significant changes in brokerage commissions paid by the Fund from year to year have been due to changing asset levels and/or portfolio turnover.

A New Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A New Fund will engage in this practice, however, only when Cantor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for a New Fund are made independently of Cantor’s or Smith’s other client accounts, the other client accounts may invest in the same securities as a New Fund. To the extent permitted by law, Cantor or Smith may aggregate the securities to be sold or purchased for a New Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a New Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which Cantor or Smith believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a New Fund or the size of the position obtained or sold by a New Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for a New Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a New Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a New Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a New Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of a New Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

The portfolio turnover rate for the High Income Fund over the most recent fiscal years ended December 31 is set forth below.

2023	2022
34%	9%

The portfolio turnover rate for the Equity Opportunity Fund over the most recent fiscal years ended December 31 is set forth below.

2023	2022
107%	102%

DESCRIPTION OF THE NEW TRUST

The New Trust, which is a statutory trust organized under Delaware law on December 16, 2021, is an open-end management investment company. The New Trust’s Agreement and Declaration of Trust authorizes the New Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The New Trust currently consists of five series. Additional series and/or classes may be created from time to time. The number of shares in each series of the New Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The New Trust does not issue share certificates.

In the event of a liquidation or dissolution of the New Trust or an individual series, such as a New Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the New Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the New Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the New Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The New Trust has adopted a Rule 18f-3 Multi-class Plan for the Fund that contain the general characteristics of and conditions under which such series may offer multiple classes of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the New Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a New Fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the New Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the New Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the New Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the New Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The New Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the New Trust by a vote of two-thirds of the outstanding shares of the New Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the New Trust. In case a vacancy on the New Trust Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the New Trust does not expect to have an annual meeting of shareholders.

The Agreement and Declaration of Trust provides that the New Trustees will not be liable in any event in connection with the affairs of the New Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the New Trust’s property for satisfaction of claims arising in connection with the affairs of the New Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the New Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the New Trust is managed under the direction of the New Trust Board in accordance with the Agreement and Declaration of Trust and the New Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The New Trust Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the New Trust or any investment adviser to any series of the New Trust (“Independent Trustees”). Pursuant to the Governing Documents, the New Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The New Trust Board retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Trust Board, are necessary or incidental to carry out any of the New Trust’s purposes. The New Trustees, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The New Trust is led by William Ferri, who has served as the Chairman of the New Trust Board since April, 2022. Under certain 1940 Act governance guidelines that apply to the New Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the New Trust Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The New Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the New Trust, its funds and each shareholder.

William Ferri may be deemed to be an interested person of the New Trust by virtue of his senior management role at Cantor. The New Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the New Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the New Trust Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the New Trust Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The New Trust Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee each with a separate chair. The New Trust Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the New Trust Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the New Trust Board, to evaluate and recommend individuals to serve on the New Trust Board of the New Trust, and to consider and make recommendations relating to the compensation of the New Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the New Trust Board from any source it deems appropriate. The Valuation Committee is responsible for overseeing the valuation designee who has the authority to determine the fair value of specific securities under the policies and procedures adopted by the New Trust Board.

Trustee Qualifications

Generally, the New Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the New Trustees and executive officers of the New Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management LLC, (Manager of private funds); Director, CF Acquisition Corp Vl (listed SPAC) (2022-present).	6	CF Acquisition Corp VI (2021-present); Cantor Fitzgerald Infrastructure Fund (2022-present).
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015-2018).	6	Cantor Fitzgerald Infrastructure Fund (2022-present).
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	6

Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); Cantor Fitzgerald Infrastructure Fund (2022-present); ELX Future Holdings (2016-2023); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016- 2021).

Interested Trustees
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	6	Cantor Fitzgerald Infrastructure Fund (2022-present).

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 6/23	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 4/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Vice President and Head of Fund Compliance, Northern Lights Compliance, LLC (2023-present); Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	n/a	n/a
Sherwin Salar Year of Birth:1988	Assistant Secretary	Since 6/23	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2018- Present); Associate, Clifford Chance US LLP (Law Firm) (2015-2018)	n/a	n/a
Angela Simmons Year of Birth: 1975	Assistant Treasurer	4/22	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	n/a	n/a

Board Committees

Audit Committee

The New Trust Board has an Audit Committee that consists of all the New Trustees who are not “interested persons” of the New Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the New Trust Board the selection, retention or termination of the New Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the New Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the New Trust’s independent auditors and recommending that the New Trust Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the New Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2023, the Audit Committee met three times.

 Nominating and Governance Committee

The New Trust Board has a Nominating and Governance Committee that consists of all the New Trustees who are not “interested persons” of the New Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the New Trust Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the New Trust Board the size and composition of the New Trust Board as a whole; (v) annually evaluate the operations of the New Trust Board and its Committees and assist the New Trust Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the New Trust Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the New Trust Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the New Trust Board. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the New Trust Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee did not meet during the fiscal year ended September 30, 2023.

Valuation Committee

The Valuation Committee is responsible for overseeing the valuation designee (Cantor) who is responsible for determining, in good faith, the fair value of securities and other assets of a New Fund for which market quotations are not readily available pursuant to the policies and procedures adopted by the New Trust’s Board.  Such determinations are reported to the New Trust’s Board.  The Valuation Committee met did not meet during the fiscal year ended September 30,2023.

Compensation

Each “non-interested” receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of Cantor and are not paid by the Fund for serving in such capacities.

None of the interested trustees or executive officers receive compensation from the New Trust.

The table below details the amount of compensation the New Trustees are expected to receive from the New Trust during the fiscal year ended September 30, 2024. Each Independent Trustee is expected to attend all quarterly meetings during the period. The New Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from the High Income Fund	Aggregate Compensation from the Equity Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*, **
Douglas Barnard	$8,333	$8,333	None	None	$50,000
Ramona Heine	$6,666	$6,666	None	None	$40,000
Louis Zurita	$6,666	$6,666	None	None	$40,000
William Ferri	None	None	None	None	None

*	The “Fund Complex” includes the Cantor Fitzgerald Infrastructure Fund.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of New Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of the date of this SAI, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

*	“Family of Investment Companies” includes the Cantor Fitzgerald Infrastructure Fund.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2023, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of Cantor, the Fund’s distributor, or any person controlling, controlled by, or under common control with Cantor, or the Fund’s distributor.

Principal Holders of Voting Securities. As of the date of this SAI, the New Trustees and officers of the New Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders. As of the date of this SAI, the Fund has not commenced operations, so there were no shares outstanding, and, therefore no shareholders who owned of record or beneficially more than 5% of the outstanding shares of any class of shares of any New Fund.

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a New Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a New Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a New Fund’s portfolio trades and/or specific uses of commissions from a New Fund’s portfolio trades (for example, research, or “soft dollars”, if any). Cantor has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard a New Fund from being negatively affected as a result of any such potential conflicts.

Proxy Voting Policies. The New Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the New Funds, subject to oversight by the New Trust Board. The Adviser has delegated voting authority for the New Funds to Smith. A copy of the Adviser’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. A copy of Smith’s Proxy Voting Policy is included as Appendix C to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at 1-833-764-2266; and (ii) on the SEC’s website at http://www.sec.gov.

Investment Advisor. Cantor, located at 110 East 59th Street, NY, NY 10022, serves as the investment advisor to the New Funds pursuant to an investment advisory agreement between the New Trust, on behalf of each New Fund, and Cantor. Cantor supervises the New Funds’ investments and manages the investment portfolio pursuant to each Investment Advisory Agreement, and also oversees Smith. Each Investment Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the New Trust Board of the New Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement is terminable without penalty by the New Trust by a vote of the New Trust Board of the New Trust or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice or by Cantor upon 60 calendar days’ written notice. Each Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under each Investment Advisory Agreement, Cantor is not liable for any error of judgment or mistake of law or for any loss suffered by a New Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Cantor in the performance of its duties; or from its reckless disregard of its duties and obligations under each Investment Advisory Agreement.

For its investment advisory services to the High Income Fund, Cantor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65%. The investment advisor to the Existing Fund was Aquila Investment Management LLC (the “AIM”). For its investment advisory services to the Fund, the AIM was paid a management fee by the Existing Fund, based on a percentage of the Existing Fund’s daily net assets, at an annual rate of 0.65%.

For its investment advisory services to the Equity Opportunity Fund, Cantor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65%. The investment advisor to the Existing Fund was the AIM. For its investment advisory services to the Existing Fund, the AIM was paid a management fee by the Existing Fund, based on a percentage of the Existing Fund’s daily net assets, at an annual rate of 0.90% of such net asset value on net assets of the Fund up to $100,000,000, 0.85% on net assets of the Fund above $100,000,000 to $250,000,000, and 0.80% of the Fund’s net assets above $250,000,000.

Expense Limitation Agreement. In the interest of limiting expenses of each New Fund, Cantor has entered into an Expense Limitation Agreement with the New Trust, pursuant to which Cantor has agreed to waive or reduce its management fees and to assume other expenses of each New Fund in an amount that limits the Total Annual Operating Expenses of the respective Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Cantor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the New Trust Board at any time.

Fund	Expense Cap	Expiration
High Income Fund	1.20% Class A 1.00% Institutional Class 0.93% Class R6	July 26 , 2026
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class	July 26 , 2026

Cantor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

During the fiscal years ended December 31, the High Income Fund paid the following management fees to the AIM:

	2023	2022	2021
Fees Paid	$636,648	$808,868	$1,220,436
Fees Waived	$213,578	$239,652	$0

During the fiscal years ended December 31, the Equity Opportunity Fund paid the following management fees to the AIM:

	2023	2022	2021
Fees Paid	$1,095,450	$1,405,320	$2,024,307
Fees Waived	$0	$0	$0

Investment Smith. Smith, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is responsible for the day-to-day management of the New Funds. Although Smith serves as a sub-advisor, Cantor has ultimate responsibility for all investment advisory services. Cantor supervises Smith’s performance and management services provided to a New Fund subject to the supervision and direction of the New Trust Board of Trustees. Smith performs its services to each New Fund pursuant to Sub-Advisory Agreements between Smith and Cantor. Each Sub-Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the New Trust Board of the New Trust or by vote of a majority of the outstanding voting securities of a New Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated by Cantor or the New Trust at any time on written notice to Smith of Cantor’s or the New Trust’s intention to do so, in the case of the New Trust pursuant to action by the New Trust Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. Smith may terminate each Sub-Advisory Agreement at any time on sixty (60) days’ written notice to Cantor and the New Trust of its intention to do so. Each Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Advisory Agreement. Each Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Smith manages each New Fund’s investments in accordance with the stated policies of a New Fund, subject to oversight by the New Trust Board. Smith is responsible for investment decisions and provides a New Fund with portfolio managers who are authorized to execute purchases and sales of securities.

For its sub-advisory services to the High Income Fund, Smith is paid a sub-advisory fee by Cantor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%.

For its sub-advisory services to the Equity Opportunity Fund, Smith is paid a sub-advisory fee by Cantor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%.

Portfolio Managers.

HIGH INCOME FUND

The Fund’s lead portfolio manager is David Schiffman. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares. The table below shows the amount of the New Fund’s equity securities beneficially owned by the portfolio managers as of the date of this SAI and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David Schiffman	A
John D. Brim, CFA	A

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of April 30, 2024.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
David Schiffman	1	$94,759,324	0	$0	0	$0
John D. Brim, CFA	6	$432,044,104	0	$0	59	$1,773,588,617
Accounts with Performance-Based Advisory Fee
David Schiffman	0	$0	0	$0	0	$0
John D. Brim, CFA	0	$0	0	$0	0	$0

EQUITY OPPORTUNITY FUND

The Fund’s lead portfolio manager is Eivind Olsen. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of the date of this SAI and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eivind Olsen, CFA	A
John D. Brim, CFA	A

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of April 30, 2024.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Eivind Olsen, CFA	5	$421,356,238	0	$0	59	$1,773,588,617
John D. Brim, CFA	6	$432,044,104	0	$0	59	$1,773,588,617
Accounts with Performance-Based Advisory Fee
Eivind Olsen, CFA	0	$0	0	$0	0	$0
John D. Brim, CFA	0	$0	0	$0	0	$0

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC provides administration, fund accounting, and transfer agency services to the New Funds (“Administrator”). The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Administrator performs the following services for each New Fund: (i) procures on behalf of the New Trust, and coordinates with the custodian and monitors the services it provides to each New Fund; (ii) coordinates with and monitors any other third parties furnishing services to a New Fund; (iii) provides a New Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for each New Fund; (iv) assists or supervises the maintenance by third parties of such books and records of each New Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of each New Fund required by applicable law; (vi) assists in the preparation of and, after approval by the New Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of each New Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the New Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the New Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to each New Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for each New Fund.

The Administrator of the Existing Funds was the AIM. The AIM performed the administration services as part of its advisory contract with the Existing Funds and received the management fee stated above.

Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as each New Fund’s principal underwriter and acts as the distributor of each New Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

The Existing Funds’ distributor was Aquila Distributors LLC.

Aquila High Income Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila High Income Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$14,698	$2,878
2022	$16,523	$2,457
2021	$10,952	$2,418

Aquila Opportunity Growth Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Opportunity Growth Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$19,302	$1,930
2022	$37,619	$3,663
2021	$49,412	$5,249

Rule 12b-1 Plan. Each New Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”).  The Distribution Plan provides that the High Income Fund may annually pay the Distributor up to 0.20% of the average daily net assets attributable to its Class A Shares. The Distribution Plan provides that the Equity Opportunity Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. Such fees are to be paid by a New Fund monthly, or at such other intervals, as the New Trust Board shall determine. Such fees shall be based upon the average daily net assets of a New Fund’s shares during the preceding month and shall be calculated and accrued daily. A New Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the New Trust Board and the Distributor.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the New Trust Board of the New Trust and a majority of the New Trustees who are not “interested persons” of the New Trust and do not have a direct or indirect financial interest in the Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. A Plan may be terminated at any time by the New Trust or a New Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

A Plan may not be amended to increase materially the amount of the compensation to be paid by a New Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of a New Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the New Trust Board of the New Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the New Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of a Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Custodian. UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for each New Fund’s assets (the “Custodian”). The Custodian acts as the depository for each New Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each New Fund’s request, and maintains records in connection with its duties as custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of Fund plus additional out-of-pocket and transaction expenses as incurred by a New Fund.

Compliance Services Administrator. The New Trust has entered into a compliance services arrangement with Northern Lights Compliance Services. The New Trust’s CCO will prepare and update the New Trust’s compliance manual and monitor and test compliance with the policies and procedures under the New Trust’s compliance manual.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, serves as the independent registered public accounting firm for each New Fund. The independent registered public accounting firm conducts an annual audit of a New Fund’s financial statements, and prepares a New Fund’s federal, state, and excise tax returns. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. DLA Piper LLP serves as legal counsel to the New Trust and each New Fund.

PURCHASING SHARES

General Information

Shares of the New Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the New Trust. The New Trust reserves the right to suspend sales of a New Fund’s shares, and reject any order for the purchase of a New Fund’s shares if, in the opinion of management, such rejection is in a New Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of the New Trust, Cantor, or any of Cantor’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

Financial intermediaries are responsible for transmitting orders promptly. The New Funds reserve the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in a New Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A New Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in a New Fund. The New Funds reserve the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

The New Funds also reserve the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a New Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the New Funds reserve the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or limited contingent deferred sales charge (“Limited CDSC”) if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The New Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the New Funds. No charge is assessed by the New Trust for any certificate issued. The New Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the New Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the New Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling Class A shares.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in the Prospectus for information about Class R6 share purchase eligibility.

Institutional Class shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Institutional Class shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class – Institutional Class” in the Prospectus for information about Institutional Class share purchase eligibility.

Dividends, if any, paid on Class A shares, Institutional Class and Class R6 shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Class A shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Fund Exchange Privilege. You may use proceeds from the redemption of shares of any series of the New Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Share Class Exchanges

If you wish to transfer your investment between share classes, we generally will process your request as an exchange of the shares you currently hold for shares in the new class. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a New Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer’s Commission

For initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

Financial intermediaries also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Fund no longer offer a dealer’s commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectus.

Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the New Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund does not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

●	an individual

●	an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

●	a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

●	a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let a New Fund know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. A New Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares of a New Fund. If, for example, any such purchaser has previously purchased and still holds Class A shares of a New Fund with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a New Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of a New Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of a New Fund. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in a New Fund offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a New Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for a New Fund before investing or sending money. The Prospectus contain more complete information about a New Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Fund, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement fund investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Class A shares” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary’s right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from the Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for a New Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund’ transfer agent and also hold shares of a New Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund’ transfer agent and also hold shares of a New Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A New Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the New Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund do not charge a fee for this service; however, your bank may charge a fee.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of Cantor, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the New Funds at 1-833-764-2266.

REDEMPTION AND EXCHANGE

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a New Fund will redeem the number of shares necessary to deduct the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of a New Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the class in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the New Funds at 1-833-764-2266. A New Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of a New Fund’s shares that are submitted to a New Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to a New Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

A New Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A New Fund will honor redemption requests as to shares for which a check was tendered as payment, but a New Fund will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. A New Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, a New Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a New Fund of securities owned by them is not reasonably practical, or it is not reasonably practical for a New Fund to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a New Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the New Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a New Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of a New Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of a New Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Except for the Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of Class A shares, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

A New Fund discourage purchases by market timers and purchase orders by shareholders identified as market timers may be rejected. A New Fund will consider anyone who follows a pattern deemed market timing in a New Fund to be a market timer. Your ability to use a New Fund exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund’s Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the New Funds at c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, a New Fund require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each New Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. Each New Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. Certificates generally are no longer issued.

Telephonic Redemption and Exchange

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. Each New Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the New Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

Each New Fund and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, each New Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the New Funds are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Fund.

Telephone Redemption—Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of a New Fund to the shareholder’s bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the New Funds at 1-833-764-2266 prior to the time the offering price and NAV are determined, as noted above.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on-demand service. When you authorize a New Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a New Fund do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in a New Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Fund or is investing in Fund that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. A New Fund reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on-demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The New Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase.

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares may be waived. The Limited CDSC applicable to Class A shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

●	The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

NET ASSET VALUE

The NAV of each New Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). Each New Fund’s NAV is not calculated on the days on which the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of a New Fund will not be calculated.

The NAV per share of each New Fund is calculated by adding the value of each New Fund’s respective securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the New Trust not belonging to a particular series of shares. Assets belonging to each New Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the New Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the New Trust’s series at the time of allocation or in accordance with other allocation methods approved by the New Trustees. Subject to the provisions of the Agreement and Declaration of Trust determinations by the New Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a New Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the New Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the New Trustees, the assets of each New Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

●	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the New Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each New Fund or its shareholders or any particular category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each New Fund, and any other series of the New Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each New Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each New Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to each New Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by a New Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to a New Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by a New Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of a New Fund or more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a New Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a New Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships. Each New Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Some, but not all, of the dividends paid by a New Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a New Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a New Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a New Fund as qualifying for the DRD.

If a New Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by a New Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a New Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. A New Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each New Fund, and any other series of the New Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of a New Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a New Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a New Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). A New Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a New Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at a New Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of a New Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares of a New Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each New Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of a New Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a New Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a New Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by a New Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with a New Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Each New Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Each New Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The New Trust Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the New Funds and to address possible conflicts of interest. Under a New Fund’s policy, each New Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that a New Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

In accordance with these policies and procedures, each New Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on a New Fund’s publicly accessible website https://equityopportunityfund.cantorassetmanagement.com/ and https://highincomefund.cantorassetmanagement.com once available. In addition, top positional holdings and portfolio-related statistical information may be publicly disclosed periodically.

The Fund do not selectively disclose their respective Fund holdings to any person, other than rating agencies, those entities referenced below. Such disclosures are made only on the condition that the information is kept confidential.

Under limited circumstances, as described below, a New Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	Cantor. Personnel of Cantor, including personnel responsible for managing a New Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for Cantor to provide its management, administrative, and investment services to a New Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers and independent pricing services.

●	Administrator. Personnel of the Administrator have full daily access to a New Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the New Trust.

●	Custodian. Personnel of the Custodian and its agents have full daily access to a New Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the New Trust.

●	Rating Agencies. Morningstar, Lipper, and other mutual fund rating agencies may also receive a New Fund’s full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time. The rating agencies may receive the holdings information earlier than the 30-day lag if confidentiality agreements are in place.

●	Auditors, Tax Accountants. Personnel of a New Fund’s independent registered public accounting firm have access to a New Fund’s portfolio holdings in connection with auditing of a New Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

●	Fund Counsel. Personnel of a New Fund’s counsel have access to a New Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Other than as described above, the New Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Neither the New Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the New Trust’s policies on disclosure of portfolio holdings will protect the New Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

The New Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

FINANCIAL STATEMENTS

The audited financial statements of the Existing Funds for the fiscal year ended December 31, 2023, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference from the Form N-CSR of the Existing Trust filed on March 4, 2024, and made a part of this document. You may request a copy of the annual report at no charge by calling the Existing Funds at 800-437-1000 or by visiting the Existing Funds’ website at: www.aquilafunds.com .

APPENDIX A – DESCRIPTION OF RATINGS

A New Fund may acquire from time-to-time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by Cantor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Cantor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P Global Ratings. The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by Cantor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by Cantor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper rated A-1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by Cantor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by Cantor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Long-term securities rated below BBB by Fitch are not considered by Cantor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest short-term credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by Cantor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

Cantor Fitzgerald Investment Advisors, L.P.

Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Cantor Fitzgerald Investment Advisors, L.P. (CFIA) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at CFIA are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the CFIA Proxy Voting Committee, comprised of members from the CFIA Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating, and implementing the policies and procedures.

Overseeing the proxy voting process.

Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.

Meeting regularly as necessary to fulfill its responsibilities.

Annual review of all proxy policies.

All proxy materials received at CFIA are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the CFIA Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast, and any notation or comments are filed with the proxy materials and maintained at the offices of CFIA.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at CFIA. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an CFIA client is a party to a shareholder proposal or where an CFIA employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the CFIA Executive Committee for action. If a true conflict of interest exists, CFIA will consult an independent third party under a special contractual arrangement. CFIA will determine that the third party does not have a conflict of interest regarding the issuer in question. CFIA will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to CFIA materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at CFIA and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, CFIA will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. CFIA will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – CFIA reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the New Trust Board authority to “transact such other business as may properly come before the meeting.” CFIA will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the New Trust Board’s ability to oversee the actions of management by eliminating the potential conflict of interest, CFIA will generally vote in favor of such proposals.

Independence- CFIA will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates, and that the composition of the New Trust Board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – CFIA will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the New Trust Board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. CFIA will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – CFIA will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – CFIA will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

CFIA will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – CFIA will support proposals requiring shareholder approval for changes to the size of the New Trust Board within the context that a smaller board size generally promotes better governance. CFIA will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-CFIA will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – CFIA will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – CFIA will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – CFIA will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – CFIA will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- CFIA will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – CFIA will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – CFIA will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – CFIA will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – CFIA will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

CFIA will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- CFIA will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the New Trust Board to establish voting, dividend, conversion, and other rights at the time of issuance. CFIA generally opposes proposals to issue blank check preferred stock, as it can be used as an antitakeover device. However, CFIA will generally vote in favor of proposals to allow real estate investment trusts or REITs to issue preferred stock, recognizing it is an accepted means of funding capital investment.

Preemptive Rights – CFIA will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights when deemed an anti-takeover defense. However, CFIA will generally vote in favor of preemptive rights proposals when a company is domiciled in a country where this is standard practice intended to prevent existing shareholder dilution.

State of Incorporation- CFIA will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. CFIA will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. CFIA will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by CFIA) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the New Trust Board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the New Trust Board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. CFIA will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). CFIA will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. CFIA will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. CFIA will oppose all Golden and Tin parachutes.

Executive Severance Compensation – CFIA will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – CFIA will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – CFIA will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – CFIA will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – CFIA will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – CFIA will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of CFIA that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time-to-time CFIA receives proxies representing very small security holdings that may be held for one or a few accounts. CFIA considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases, the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where CFIA has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

XIII. Proxy Advisory Firm – CFIA engages a well-renowned proxy advisory firm to serve as an independent third-party consultant in situations where CFIA has a potential conflict of interest and otherwise, to provide supplemental research used in the proxy voting process. CFIA reviews the proxy advisory firm and its use of the proxy advisory firm’s research on an annual basis. This includes an examination of the firm’s Conflict of Interest Statement, Policies and Procedures for Managing and Disclosing Conflicts of Interest, Policy Guidelines, Compliance with Best Practice Principles for Providers of Shareholder Voting Research and Analysis, and its Due Diligence and Approach to Peer Groups publications. Otherwise, CFIA communicates with the proxy advisory firm on matters of concern as necessary. CFIA requires notification of relevant business changes which could impact the proxy advisory firm’s capacity, competency, or independence, in a timely manner.

APPENDIX C – PROXY VOTING POLICIES

Smith Group Asset Management, LLC

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

The motivation and rationale for establishing the agreements;

The quality of the company’s disclosure; and

The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

●	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Article VII, Section 3 of the Amended and Restated Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registration Statement on Form N-14 (the “N-14”) filed on June 15, 2022.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)	Amended and Restated Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registration Statement on Form N-14 filed on June 15, 2022.
(2)	By-Laws are incorporated herein by reference to the Registration Statement filed on January 11, 2022.
(3)	Voting Trust Agreements. None.
(4)	Form of Agreement and Plan of Reorganization of Registrant (incorporated herein as Exhibit A).
(5)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered and are incorporated herein by reference to the Registration Statement on Form N-14 filed on June 15, 2022.
(6)

(a)       Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Fitzgerald High Income Fund and Cantor Fitzgerald Equity Opportunity Fund to be filed by amendment.

(b)       Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor Fitzgerald High Income Fund and Cantor Fitzgerald Equity Opportunity Fund to be filed by amendment.

(7)	Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(8)	Bonus or Profit Sharing Contracts. None.
(9)	Custody Agreement is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(10)

(a) 12b-1 Plan of the Registrant with respect to Class A shares is incorporated herein by reference to Pre-Effective Amendment 9 to the Registration Statement filed on January 26, 2024.

(b) 18f-3 Plan of the Registrant is incorporated herein by reference to Pre-Effective Amendment 9 to the Registration Statement filed on January 26, 2024.

(11)	Opinion and Consent of Counsel filed herewith.
(12)	Opinion and Consent of Counsel regarding tax matters. Form of Opinion and Consent of Counsel as to tax matters and consequences to shareholders filed herewith.

(13)

(a)       Master Services Agreement is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.

(b) Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Fitzgerald High Income Fund and Cantor Fitzgerald Equity Opportunity Fund to be filed by amendment.

(14)	Consent of Independent Registered Public Accounting Firm filed herewith.
(15)	Omitted Financial Statements. None.
(16)	Powers of Attorney filed herewith.
(17)

(a)       Prospectus and Statement of Additional Information for the Existing Fund, dated May 1, 2024 are incorporated by reference.

(b)       Annual Report to Shareholders for the fiscal year ended December 31, 2023, for the Existing Fund is incorporated by reference.

ITEM 17. UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file a final version of Exhibit (12) – Opinion and Consent of Counsel as to tax matters and consequences to shareholders will be filed in a POSX within a reasonable period of time following the closing date.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Cantor Select Portfolios Trust, and has duly caused this Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in Atlanta, Georgia, on May 23, 2024.

Cantor Select Portfolios Trust

By:	/s/ Tanya L. Boyle
Name: Tanya L. Boyle
Title: Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date

William Ferri*	Trustee, Chairman, President, & Principal Executive Officer	May 23, 2024

Douglas Barnard*	Trustee	May 23, 2024

Ramona Heine*	Trustee	May 23, 2024

Louis Zurita*	Trustee	May 23, 2024

Brian Curley*	Treasurer, Principal Financial Officer, and Principal Accounting Officer	May 23, 2024

*Affixed by Tanya L. Boyle

Attorney-in-Fact - Pursuant to Powers of Attorney filed herewith.